[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
July 24, 2015
as revised as of December 1, 2015

[logo Aquila Tax-Free Trust of Arizona]	[logo Aquila Tax-Free Fund of Colorado]	[logo Aquila Churchill Tax-Free Fund of Kentucky]	[logo Aquila Narragansett Tax-Free Income Fund]	[logo Aquila Tax-Free Fund For Utah]

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZTIX	AZTYX

Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COTIX	COTYX

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKIX	CHKYX

Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NITIX	NITYX

Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAIX	UTAYX

The address and telephone number of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 1-800-437-1020 www.aquilafunds.com	To make shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at: 800-437-1000 or you can write to BNY Mellon 4400 Computer Drive Westborough, MA 01581
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Tax-Free Trust of Arizona
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Fund Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Aquila Tax-Free Fund of Colorado
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Risks	7
Fund Performance	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10

Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	11
Fees and Expenses of the Fund	11
Principal Investment Strategies	12
Principal Risks	12
Fund Performance	14
Management	15
Purchase and Sale of Fund Shares	15
Tax Information	15
Payments to Broker-Dealers and Other Financial Intermediaries	15

Aquila Narragansett Tax-Free Income Fund
Investment Objective	16
Fees and Expenses of the Fund	16
Principal Investment Strategies	17
Principal Risks	17
Fund Performance	19
Management	20
Purchase and Sale of Fund Shares	20
Tax Information	20
Payments to Broker-Dealers and Other Financial Intermediaries	20

Aquila Tax-Free Fund For Utah
Investment Objective	21
Fees and Expenses of the Fund	21
Principal Investment Strategies	22
Principal Risks	22
Fund Performance	24
Management	25
Purchase and Sale of Fund Shares	25
Tax Information	25
Payments to Broker-Dealers and Other Financial Intermediaries	25

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks	26

Fund Management	38

Net Asset Value per Share	41

Purchases	41

Redeeming an Investment	44

Alternative Purchase Plans	46

Dividends and Distributions	52

Tax Information	53

Financial Highlights	57

AQUILA TAX-FREE TRUST OF ARIZONA

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 46 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 48 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 50 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 67 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses	0.18%	0.43%	0.39%(2)	0.18%

Total Annual Fund Operating Expenses	0.73%	1.58%	0.94%	0.58%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

(2)           Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$472	$624	$790	$1,270
Class C Shares	$261	$499	$860	$1,439
Class I Shares	$96	$300	$520	$1,155
Class Y Shares	$59	$186	$324	$726

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$161	$499	$860	$1,439

1 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2015, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities. We call these “Arizona Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Arizona Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 10 and 20 years.

At the time of purchase, the Fund’s Arizona Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates,  increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers.  Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Arizona’s unemployment rate is among the highest in the country.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition

2 / Aquila Municipal Trust

of Arizona public water and electric power utilities.  The 2016 State budget reduces State appropriations to the State university system by $99 million, which has resulted in tuition increases and cutbacks in staffing and construction.  Continued economic recovery in Arizona also will be affected by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some assets held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

3 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2005-2014

15%
                                         12.39%
                                          XXXX
10%                                       XXXX          9.78%                   9.29%
                                          XXXX          XXXX                    XXXX
5%                                        XXXX          XXXX    6.74%           XXXX
                    4.12%                 XXXX          XXXX    XXXX            XXXX
             2.46%  XXXX   2.68%          XXXX   1.64%  XXXX    XXXX            XXXX
0%           XXXX   XXXX   XXXX           XXXX   XXXX   XXXX    XXXX    XXXX    XXXX
                                  XXXX                                  XXXX
                                 -2.34%                                -2.10%
-5%

-10%
             2005   2006   2007   2008    2009   2010   2011    2012    2013    2014

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -2.86% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2015 to June 30, 2015) total return for Class Y Shares was 0.20%.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	4.81%	3.95%	3.78%
Class C	7.20%	3.93%	3.32%
Class Y	9.29%	4.97%	4.36%
Class Y Returns After Taxes:
On Distributions	9.29%	4.96%	4.33%
On Distributions and Redemption	6.93%	4.73%	4.28%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.12%	4.04%	4.23%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

4 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Manager -- Mr. Todd Curtis, Senior Vice President of the Fund based in Phoenix, AZ, has served as the Fund’s portfolio manager since its inception in 1986. He has been an employee of the Manager since 2004.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 46 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 48 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 50 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 67 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee(2)	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.05%	0.75%	0.15%	None

Other Expenses	0.20%	0.45%	0.40%(3)	0.20%

Total Annual Fund Operating Expenses	0.75%	1.70%	1.05%	0.70%

Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.73%	1.68%	1.03%	0.68%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2016.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

(3)	Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$472	$628	$798	$1,291
Class C Shares	$271	$534	$921	$1,521
Class I Shares	$105	$332	$577	$1,281
Class Y Shares	$69	$222	$388	$869

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$171	$534	$921	$1,521

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2015, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities. We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which the Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 6 and 12 years.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates,  increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below

7 / Aquila Municipal Trust

investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers.  Continued economic recovery in Colorado will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some assets held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

8 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - as of December 31
Class Y Shares - 2005-2014
15%

10%
                                     9.47%
                                     XXXX          8.96%
                                     XXXX          XXXX                 7.86%
                                     XXXX          XXXX                 XXXX
5%                                   XXXX          XXXX   5.89%         XXXX
                                     XXXX          XXXX   XXXX          XXXX
                  3.26%  3.17%       XXXX          XXXX   XXXX          XXXX
                  XXXX   XXXX        XXXX          XXXX   XXXX          XXXX
            1.49% XXXX   XXXX  0.63% XXXX   1.44%  XXXX   XXXX          XXXX
0%          XXXX  XXXX   XXXX  XXXX  XXXX   XXXX   XXXX   XXXX          XXXX
                                                                 XXXX
                                                                -2.70%
-5%

-10%

            2005  2006   2007  2008  2009   2010   2011   2012   2013   2014

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2015 to June 30, 2015) total return for Class Y Shares was 0.66%.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	3.39%	3.29%	3.40%
Class C	5.69%	3.15%	2.85%
Class Y	7.86%	4.20%	3.88%
Class Y Returns After Taxes:
On Distributions	7.86%	4.20%	3.85%
On Distributions and Redemption	5.86%	4.04%	3.81%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.12%	4.04%	4.23%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.   After-tax returns for other classes of shares will vary.

9 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state  income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

10 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 46 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 48 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 50 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 67 of the Statement of Additional Information (the “SAI”).

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses	0.23%	0.48%	0.37%	0.23%

Total Annual Fund Operating Expenses	0.78%	1.63%	0.92%	0.63%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$476	$639	$816	$1,327
Class C Shares	$266	$514	$887	$1,496
Class I Shares	$94	$293	$509	$1,131
Class Y Shares	$64	$202	$351	$786

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$166	$514	$887	$1,496

11 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2015, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities. We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 10 and 15 years.

At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates,  increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.  Continued economic recovery in Kentucky will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Kentucky’s retirement systems are underfunded by about 54%.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition

12 / Aquila Municipal Trust

of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some assets held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

13 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2005 – 2014

20%

                                     16.21%
                                     XXXX
15%                                  XXXX
                                     XXXX
                                     XXXX
                                     XXXX
10%                                  XXXX          9.81%
                                     XXXX          XXXX
                                     XXXX          XXXX                  7.33%
                                     XXXX          XXXX                  XXXX
                                     XXXX          XXXX                  XXXX
5%                                   XXXX          XXXX   5.78%          XXXX
                 4.08%               XXXX          XXXX   XXXX           XXXX
           2.55% XXXX  2.63%         XXXX          XXXX   XXXX           XXXX
           XXXX  XXXX  XXXX          XXXX          XXXX   XXXX           XXXX
           XXXX  XXXX  XXXX          XXXX   1.44%  XXXX   XXXX           XXXX
0%         XXXX  XXXX  XXXX          XXXX   XXXX   XXXX   XXXX   XXXX    XXXX
                              XXXX                               XXXX
                              XXXX                               XXXX
                              XXXX                              -2.15%
                              XXXX
                             -4.88%
-5%

-10%

-15%

           2005  2006  2007   2008   2009   2010   2011   2012   2013   2014

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -5.16% (quarter ended September 30, 2008).

The year-to-date (from January 1, 2015 to June 30, 2015) total return for Class Y Shares was 0.36%.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	2.85%	3.37%	3.55%
Class C	5.25%	3.32%	3.10%
Class I	7.01%	4.04%	3.83%
Class Y	7.33%	4.35%	4.13%
Class Y Returns After Taxes:
On Distributions	7.33%	4.35%	4.11%
On Distributions and Redemption	5.62%	4.19%	4.05%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.12%	4.04%	4.23%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

14 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. Royden Durham has served as the co-portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Todd Curtis has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.   Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

15 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 46 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 48 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 50 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 67 of the Statement of Additional Information (the “SAI”).

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses	0.23%	0.48%	0.37%	0.23%

Total Annual Fund Operating Expenses	0.88%	1.73%	1.02%	0.73%

Total Fee Waivers and/or Reimbursement(3)	0.04%	0.04%	0.04%	0.04%

Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.84%	1.69%	0.98%	0.69%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.69% for Class C Shares, 0.98% for Class I Shares and 0.69% for Class Y Shares through September 30, 2016.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

16 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$482	$666	$864	$1,437
Class C Shares	$272	$541	$935	$1,605
Class I Shares	$100	$321	$559	$1,244
Class Y Shares	$70	$229	$402	$903

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$172	$541	$935	$1,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2015, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity goal has traditionally been between 10 and 12 years.

At the time of purchase, the Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of

17 / Aquila Municipal Trust

holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Rhode Island’s unemployment rate is among the highest in the nation.  Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties.  Continued economic recovery in Rhode Island also will be affected by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some assets held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

18 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2005 - 2014

15%

10%
                                                                       9.22%
                                    7.07%        7.33%                 XXXX
                                    XXXX         XXXX                  XXXX
 5%                                 XXXX         XXXX   4.96%          XXXX
                 3.53% 3.79%        XXXX         XXXX   XXXX           XXXX
                 XXXX  XXXX         XXXX         XXXX   XXXX           XXXX
          2.23%  XXXX  XXXX         XXXX         XXXX   XXXX           XXXX
          XXXX   XXXX  XXXX  1.46%  XXXX  1.88%  XXXX   XXXX           XXXX
 0%       XXXX   XXXX  XXXX  XXXX   XXXX  XXXX   XXXX   XXXX           XXXX
                                                               XXXX
                                                              -3.23%
-5%

-10%
          2005   2006  2007  2008   2009  2010   2011   2012   2013    2014

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2015 to June 30, 2015) total return for Class Y Shares was 0.60%.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	4.74%	2.94%	3.19%
Class C	7.12%	2.91%	2.74%
Class I	9.01%	3.63%	3.48%
Class Y	9.22%	3.94%	3.77%
Class Y Returns After Taxes:
On Distributions	9.22%	3.94%	3.76%
On Distributions and Redemption	6.73%	3.86%	3.74%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.12%	4.04%	4.23%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

19 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Citizens Investment Advisors, a department of Citizens Bank, N.A.

Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 46 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 48 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 50 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 67 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.20%	0.75%	0.15%	None

Other Expenses	0.21%	0.46%	0.38%(2)	0.20%

Total Annual Fund Operating Expenses	0.91%	1.71%	1.03%	0.70%

Total Fee Waivers and/or Reimbursement(3)	0.07%	0.07%	0.07%	0.07%

Total Annual Fund Operating Expenses After Waivers and Reimbursements(3)	0.84%	1.64%	0.96%	0.63%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

(2)	Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

(3)
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.96% for Class I Shares and 0.63% for Class Y Shares through September 30, 2016.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

21 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$482	$672	$877	$1,469
Class C Shares	$267	$532	$922	$1,606
Class I Shares	$98	$321	$562	$1,253
Class Y Shares	$64	$217	$383	$864

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$167	$532	$922	$1,606

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2015, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations are issued by the State of Utah, its counties and various other local authorities and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes. We call these “Utah Double-Exempt Obligations.” Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.  Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years.

At the time of purchase, the Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates,  increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.

22 / Aquila Municipal Trust

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers.  Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah households pay more in state and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  Continued economic recovery in Utah also will be affected by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Some assets held by the Fund, including securities issued in private placement transactions, may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

23 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2004 – 2014

Percent

20%

                                        16.69%
15%                                     XXXX
                                        XXXX          10.48%
10%                                     XXXX          XXXX                   9.28%
                                        XXXX          XXXX    7.32%
                                        XXXX          XXXX    XXXX
 5%                  4.97%              XXXX          XXXX    XXXX
               3.63% XXXX  2.48%        XXXX   3.00%  XXXX    XXXX
 0%            XXXX  XXXX  XXXX  XXXX   XXXX   XXXX   XXXX    XXXX
                                 XXXX                                 XXXX
-5%                              XXXX                                -1.54%
                                 XXXX
                                -8.01%
-10%

-15%
               2005  2006  2007  2008   2009   2010   2011    2012    2013    2014

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.91% (quarter ended September 30, 2008).

The year-to-date (from January 1, 2015 to June 30, 2015) total return for Class Y Shares was 0.62%.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	4.74%	4.56%	4.00%
Class C	7.19%	4.57%	3.59%
Class Y	9.28%	5.62%	4.63%
Class Y Returns After Taxes:
On Distributions	9.26%	5.57%	4.58%
On Distributions and Redemption	6.83%	5.24%	4.49%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.12%	4.04%	4.23%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

24 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers --  Mr. Todd Curtis, Vice President of the Fund, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. James Thompson, Vice President of the Fund, has served as co-portfolio manager of the Fund and the Predecessor Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

25 / Aquila Municipal Trust

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks

Are the Funds right for me?

Each Fund is designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from regular Federal income tax and state personal income tax.  An investment in shares of a Fund may not be suitable for you if you are investing through an IRA, 401(k) plan or other tax-deferred account.

Additional Information About the Funds’ Principal Investment Strategies

Aquila Tax-Free Trust of Arizona

Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation.  Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax.  The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy, the Fund’s investment strategies may be changed without shareholder approval.

Aquila Tax-Free Fund of Colorado

Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy, the Fund’s investment strategies may be changed without shareholder approval.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.  Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see “Municipal Obligations” below).  Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

Aquila Churchill Tax-Free Fund of Kentucky

Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy, the Fund’s investment strategies may be changed without shareholder approval.

Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see “Municipal Obligations” below).  Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.

Aquila Narragansett Tax-Free Income Fund

Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when

26 / Aquila Municipal Trust

obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy, the Fund’s investment strategies may be changed without shareholder approval.

Aquila Tax-Free Fund For Utah

Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy, the Fund’s investment strategies may be changed without shareholder approval.  Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.

Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, American Samoa, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes.  These states currently are Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State.  Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers.

Municipal Obligations

Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

*           municipal notes and bonds,
*           tax, revenue or bond anticipation notes,
*           construction loan notes,
*           project notes, which sometimes carry a U.S. government guarantee,
*           municipal lease/purchase agreements
*           participation interest in a municipal or other security; and
*           floating and variable rate demand notes

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

*            obtaining funds for general operating expenses,
*            refunding outstanding obligations,
*            obtaining funds for loans to other public institutions and facilities, and
*	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to

27 / Aquila Municipal Trust

be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Normally, each Fund invests substantially all of its assets to meet its investment objectives.  Each Fund may invest the remainder of its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Fund’s 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund’s assets.

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Aquila Tax-Free Trust of Arizona [logo]

[PICTURE]
Salt River Project - Roosevelt Dam
[PICTURE]
Banner Health System
[PICTURE]
Sky Harbor International Airport - Terminals 3 & 4
[PICTURE]
Arizona State Capitol

Aquila Tax-Free Trust of Arizona invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2015 and together represented approximately 12.6% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Tax-Free Fund of Colorado [logo]

[PICTURE]
Botanic Garden
[PICTURE]
Broomfield Park and Rec.
[PICTURE]
Larimer County School District
 [PICTURE]
University of Colorado

Aquila Tax-Free Fund of Colorado invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2015 and together represented approximately 6.84% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Churchill Tax-Free Fund of Kentucky [logo]

[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Lexington-Fayette Airport/Bluegrass Field
[PICTURE]
Oldham County High School
[PICTURE]
Higher Education
[PICTURE]
University of Kentucky Student Health
[PICTURE]
Warren County Judicial Center
[PICTURE]
Kentucky Turnpike Authority

Aquila Churchill Tax-Free Fund of Kentucky invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2015 and together represented approximately 19.97% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Narragansett Tax-Free Income Fund [logo]

[PICTURE]
Narragansett Bay Commission - Rhode Island Clean Water & Pollution Control
[PICTURE]
Rhode Island Convention Center - Providence, RI
[PICTURE]
Bryant University – Smithfield, RI
[PICTURE]
University of Rhode Island
[PICTURE]
Johnson & Wales University
[PICTURE]
Providence College – Providence RI
[PICTURE]
Daphne Farago Wing – Rhode Island School of Design

Aquila Narragansett Tax-Free Income Fund invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2015 and together represented approximately 22% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

32 / Aquila Municipal Trust

Aquila Tax-Free Fund For Utah [logo]

[PICTURE]
Payson Project
[PICTURE]
Utah Transit Authority, Light Rail
[PICTURE]
University of Utah
[PICTURE]
Single Family Mortgage Bonds for Utah Housing

Aquila Tax-Free Fund For Utah invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2015 and together represented approximately 8.77% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

33 / Aquila Municipal Trust

Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund falls, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit or refinancing existing obligations.  These market conditions may continue, worsen or spread, including in the U.S., Europe and elsewhere.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels and buying long-term bonds.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.  In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.  The Funds may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause a Fund to liquidate its assets at inopportune times, or at a loss or depressed value.  In that event, the value of your investment in the Fund would go down.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low, so each Fund faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline; however the value of fixed income securities generally rise.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.   This may cause a Fund’s share price to be more volatile.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are

34 / Aquila Municipal Trust

only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only).  The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers.

Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

Employment recovery in Arizona continues to be weak.  Arizona’s unemployment rate is among the highest in the country.  Constrained budgets persist for a large majority of households. Despite some job growth and lowering in the unemployment rate, many consumers continue to face employment insecurity, lower wages and benefits, high debt and rising prices for essentials that limits the amount of funds available for discretionary spending.  Arizona is one of the states in the nation most vulnerable to federal government expenditure changes because of the large proportion of military spending in the state’s economy.  Arizona’s retirement systems are underfunded.  Continued economic recovery in Arizona will be affected by uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks and business and consumer uncertainty related to these issues.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  The 2016 State budget reduces State appropriations to the State university system by $99 million, which has resulted in tuition increases and cutbacks in staffing and construction.  Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Arizona’s retirement systems are underfunded.

There can be no assurance that Arizona’s fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities.  The potential deterioration of Arizona’s fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Arizona may be found in the SAI.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers.

The housing market has become an important driver of economic growth in Colorado.  The impact of the recent drop in oil prices may have a significant impact on employment and income growth in Colorado as a result of reduced investment and capital expenditures in the oil industry.  Continued economic recovery in Colorado also will be affected by uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth. Colorado revenue receipts will therefore struggle to return to healthy growth rates until personal income and employment show sustained improvement.

Property taxes are a significant source of revenue for many local governments.  Declines in property values

35 / Aquila Municipal Trust

may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Colorado’s retirement systems are underfunded.

The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year.  Revenues in excess of those permitted under TABOR must be refunded to taxpayers. State TABOR refunds are anticipated in the 2015-16, 2016-17 and 2017-18 fiscal years.

There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.

The market for Kentucky coal continues to be an area of concern. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth’s economic base.  Kentucky’s retirement systems are underfunded by about 54%. The unfunded pension liability and Other Post Employment Benefit liability together total approximately $24 billion. The Commonwealth continues to implement reforms to address unfunded pension liabilities.  Continued economic recovery in Kentucky also will be affected by uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks and business and consumer uncertainty related to these issues.

There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers.

Rhode Island continues to experience financial difficulties.  Rhode Island’s economy is growing at a slow pace that falls short of the rate of recoveries in New England and the nation.  Rhode Island’s economic recovery is being slowed by not only fiscal and monetary policy  uncertainty at the federal level but the paucity of quality new jobs and the “housing hangover” at the State level.  Rhode Island’s unemployment rate is among the highest in the nation.  The state has in the past borrowed from the Federal Trust Fund to make benefit payments to unemployed Rhode Islanders.  Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities.  As a result of a significant budget deficit and approximately $80 million in unfunded pension liabilities, the City of Central Falls went into receivership in 2010, and the State Receiver filed for Federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.  The City of Central Falls emerged from bankruptcy on October 25, 2012.  The Central Coventry Fire District went into receivership in 2014.  Other municipalities, including East Providence and Woonsocket, have experienced financial difficulties.

The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could

36 / Aquila Municipal Trust

negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers.

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah’s labor market has slowed.  Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the state’s education costs, Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  Continued economic recovery in Utah also will be affected by federal fiscal policy, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.  Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Utah’s retirement systems are underfunded.

There can be no assurance that Utah’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could

37 / Aquila Municipal Trust

be recharacterized as taxable dividends. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk (Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and this is more likely to occur as a result of the reduction of market support by the Federal Reserve.  A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments.  Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund’s website.

Fund Management

 How is each Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036,  the Manager,

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is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2015, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.

Aquila Tax-Free Trust of Arizona

Mr. Todd Curtis, who as an employee of the Fund’s former sub-adviser and its predecessors has served as the portfolio manager of the Fund since its inception in 1986, became an employee of the Manager and Senior Vice President/Portfolio Manager of the Fund in 2004. He continues to manage the Fund’s portfolio and is based in Phoenix, Arizona.  He is also co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and co-portfolio manager of Aquila Tax-Free Fund For Utah.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2015, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2014.

Aquila Tax-Free Fund of Colorado

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $4.3 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns is the Fund’s portfolio manager.   Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2015, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  The Manager, and not the Fund, pays a portion of

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the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund’s average annual net assets.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2016.  After waivers and/or reimbursements, the Fund paid management fees equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2015.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2014.

Aquila Churchill Tax-Free Fund of Kentucky

Mr. Royden Durham and Mr. Todd Curtis are co-portfolio managers of the Fund.

Mr. Durham has served as co-portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Durham has thirty-three years of experience in the financial services industry.  He is a graduate of Heidelberg College with a B.A. in Economics and German.  Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Curtis has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009.  He was the back-up portfolio manager of the Predecessor Fund from 2004 to 2009. He is also co-portfolio manager of Aquila Tax-Free Fund For Utah and the portfolio manager of Aquila Tax-Free Trust of Arizona.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2015, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2014.

Aquila Narragansett Tax-Free Income Fund

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”).  CFG is a $137 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 18,000 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Mr. Jeffrey K. Hanna is the portfolio manager of the Fund.  Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2015, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23% of the Fund’s average annual net assets.   After waivers and/or reimbursements, the Fund paid management fees equal to 0.38% of its average annual net assets during the fiscal year ended March 31, 2015.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2014.

Aquila Tax-Free Fund For Utah

Mr. Todd Curtis and Mr. James Thompson are the co-portfolio managers of the Fund. Mr. Curtis has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009. He is also the

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co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and the portfolio manager of Aquila Tax-Free Trust of Arizona.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.  Mr. Thompson has served as the co-portfolio manager of the Fund and the Predecessor Fund since 2009. Mr. Thompson has twenty-five years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2015, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets. After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.43% of its average annual net assets during the fiscal year ended March 31, 2015.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2014.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

In which states can I buy shares of a Fund?

Aquila Tax-Free Trust of Arizona

You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.

If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in:

Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona, Michigan, Texas and West Virginia.

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.

If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado, Arizona, California, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Maryland, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

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Colorado, California, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona, Oklahoma, Texas and Wisconsin.

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Texas.

In addition, Class C Shares are available in West Virginia.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.

If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Massachusetts, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Tennessee.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia and Wyoming.

In addition, Class Y shares are available in Arizona and Massachusetts.

Aquila Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.

If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Utah, Alaska, Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.

In addition, Class A Shares are available in Michigan, Montana and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Utah, Alaska, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, Ohio, Oregon, Pennsylvania, Rhode Island, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona, Michigan, North Dakota, Texas and Washington.

A Fund and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

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Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon.

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A  Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if

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your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in a Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and

• CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

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2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Funds no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

When will I receive the proceeds of my redemption of Class A or Class C Shares?

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

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Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I or Y Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

General

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of a Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?

Each Fund provides you with four ways to invest in the Fund through four separate classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).

Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

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An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

• an individual;

• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended (the “Code”).

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

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Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$1 million and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

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For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by a Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  Each Fund also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  Accordingly, Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the SAI for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made

50 / Aquila Municipal Trust

 through the investor’s financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable  to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

 Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);

* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;

* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and

* 0.25 of 1% of the average annual net assets represented by Class I Shares of each Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever Aquila Tax-Free Trust of Arizona or Aquila Churchill Tax-Free Fund of Kentucky makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

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Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

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You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.
Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Aquila Tax-Free Trust of Arizona

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/14

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	99.60%	0.00%	0.40%
Class C Shares	99.56%	0.00%	0.44%
Class Y Shares	99.64%	0.00%	0.36%

Aquila Tax-Free Fund of Colorado

Most distributions from the Fund will be  dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/14

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Kentucky

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Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/14

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class I Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Aquila Narragansett Tax-Free Income Fund

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/14

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.84%	0.00%	0.16%
Class C Shares	99.81%	0.00%	0.19%
Class I Shares	99.85%	0.00%	0.15%
Class Y Shares	99.84%	0.00%	0.16%

Aquila Tax-Free Fund For Utah

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/14

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	97.44%	2.29%	0.27%
Class C Shares	96.74%	2.98%	0.28%
Class Y Shares	97.29%	2.47%	0.24%

All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a taxable dividend or capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of the Fund’s dividends and distributions annually.

54 / Aquila Municipal Trust

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  Distributions of net capital gain are generally exempt from such withholding.

If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Arizona Taxes - Aquila Tax-Free Trust of Arizona

Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions.  Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax.  Administrative practice may not be cited as precedent and may be subject to change at any time.

The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).  This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus.  Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).

Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations (such distributions, “Colorado-exempt distributions”) should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. To the extent that Colorado-exempt distributions are includible in such taxpayer’s federal alternative minimum taxable income, they should not be includible in Colorado alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63%, regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on the use of capital losses imposed by the Code.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

55 / Aquila Municipal Trust

Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Administrative determinations of the Utah State Tax Commission issued under statutory authority provide that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

56 / Aquila Municipal Trust

FINANCIAL HIGHLIGHTS

           The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

Aquila Tax-Free Fund of Colorado acquired the assets and liabilities of Tax-Free Fund of Colorado on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund of Colorado is the accounting successor of Tax-Free Fund of Colorado.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund of Colorado.

Aquila Churchill Tax-Free Fund of Kentucky acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky on October 11, 2013.  As a result of the reorganization, Aquila Churchill Tax-Free Fund of Kentucky is the accounting successor of Churchill Tax-Free Fund of Kentucky.  For periods before October 11, 2013, the information reflects the financial performance of Churchill Tax-Free Fund of Kentucky.

Aquila Narragansett Tax-Free Income Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund on October 11, 2013.  As a result of the reorganization, Aquila Narragansett Tax-Free Income Fund is the accounting successor of Aquila Narragansett Tax-Free Income Fund.  For periods before October 11, 2013, the information reflects the financial performance of Aquila Narragansett Tax-Free Income Fund.

Aquila Tax-Free Fund For Utah acquired the assets and liabilities of Tax-Free Fund For Utah on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund For Utah is the accounting successor of Tax-Free Fund For Utah.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund For Utah.

57 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

	Class A
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.63	$10.97		$10.92		$10.37	$10.50	$10.14
Income from investment operations:
Net investment income(1)	0.38	0.38		0.29		0.41	0.42	0.43
Net gain (loss) on securities (both
realized and unrealized)	0.35	(0.34)		0.05		0.54	(0.13)	0.36
Total from investment operations	0.73	0.04		0.34		0.95	0.29	0.79
Less distributions:
Dividends from net investment income	(0.38)	(0.37)		0.29		(0.40)	(0.42)	(0.43)
Distributions from capital gains	–	(0.01)		–		–	–	– (2)
Total distributions	(0.38)	(0.38)		(0.29)		(0.40)	(0.42)	(0.43)
Net asset value, end of period	$10.98	$10.63		$10.97		$10.92	$10.37	$10.50
Total return(not reflecting sales charge)	6.92%	0.49%		3.08	%(3)	9.29%	2.80%	7.87%
Ratios/supplemental data
Net assets, end of period (in millions)	$234	$229		$265		$274	$260	$295
Ratio of expenses to average net assets	0.73%	0.78	%(5)(6)	0.73	%(4)	0.73%	0.73%	0.74%
Ratio of net investment income to
average net assets	3.49%	3.59	%(5)(6)	3.50	%(4)	3.78%	4.07%	4.08%
Portfolio turnover rate	14%	10%		8	%(3)	17%	12%	14%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.78	%(5)	0.73	%(4)	0.73%	0.73%	0.74%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Amount represents less than $0.01.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.

(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

58 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.63	$10.97		$10.92		$10.37	$10.50	$10.14
Income from investment operations:
Net investment income(1)	0.29	0.29		0.22		0.31	0.33	0.33
Net gain (loss) on securities (both
realized and unrealized)	0.34	(0.34)		0.05		0.55	(0.13)	0.37
Total from investment operations	0.63	(0.05)		0.27		0.86	0.20	0.70
Less distributions:
Dividends from net investment income	(0.28)	(0.28)		(0.22)		(0.31)	(0.33)	(0.34)
Distributions from capital gains	–	(0.01)		–		–	–	– (2)
Total distributions	(0.28)	(0.29)		(0.22)		(0.31)	(0.33)	(0.34)
Net asset value, end of period	$10.98	$10.63		$10.97		$10.92	$10.37	$10.50
Total return(not reflecting CDSC)	6.02%	(0.36)%		2.43	%(3)	8.36%	1.93%	6.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$18	$16		$24		$21	$15	$14
Ratio of expenses to average net assets	1.58%	1.63	%(5)(6)	1.57	%(4)	1.58%	1.57%	1.58%
Ratio of net investment income to
average net assets	2.63%	2.74	%(5)(6)	2.64	%(4)	2.91%	3.21%	3.19%
Portfolio turnover rate	14%	10%		8	%(3)	17%	12%	14%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%	1.63	%(5)	1.57	%(4)	1.58%	1.57%	1.58%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Amount represents less than $0.01.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.

(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

59 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.65	$10.99		$10.94		$10.39	$10.52	$10.16
Income from investment operations:
Net investment income(1)	0.40	0.40		0.30		0.42	0.44	0.44
Net gain (loss) on securities (both
realized and unrealized)	0.34	(0.34)		0.05		0.55	(0.14)	0.36
Total from investment operations	0.74	0.06		0.35		0.97	0.30	0.80
Less distributions:
Dividends from net investment income	(0.39)	(0.39)		(0.30)		(0.42)	(0.43)	(0.44)
Distributions from capital gains	–	(0.01)		–		–	–	– (2)
Total distributions	(0.39)	(0.40)		(0.30)		(0.42)	(0.43)	(0.44)
Net asset value, end of period	$11.00	$10.65		$10.99		$10.94	$10.39	$10.52
Total return	7.07%	0.64%		3.20	%(3)	9.44%	2.95%	8.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$27	$20		$24		$16	$11	$13
Ratio of expenses to average net assets	0.58%	0.63	%(5)(6)	0.58	%(4)	0.58%	0.58%	0.59%
Ratio of net investment income to
average net assets	3.63%	3.74	%(5)(6)	3.64	%(4)	3.92%	4.22%	4.22%
Portfolio turnover rate	14%	10%		8	%(3)	17%	12%	14%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.58%	0.63	%(5)	0.58	%(4)	0.58%	0.58%	0.59%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Amount represents less than $0.01.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.

(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

60 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

	Class A
				Three
	Year	Year		Months
	Ended	Ended		Ended		Year Ended December 31,
	3/31/15	3/31/14		3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.45	$10.80		$10.89		$10.63	$10.14	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.32	0.32		0.08		0.35	0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.35	(0.35)		(0.09)		0.26	0.49	(0.25)
Total from investment operations	0.67	(0.03)		(0.01)		0.61	0.88	0.15
Less distributions:
Dividends from net investment income	(0.32)	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.32)	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)
Net asset value, end of period	$10.80	$10.45		$10.80		$10.89	$10.63	$10.14
Total return(not reflecting sales charge)	6.52%	(0.20)%		(0.10	)%(2)	5.85%	8.81%	1.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$202	$209		$233		$240	$221	$213
Ratio of expenses to average net assets	0.73%	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%
Ratio of net investment income to
average net assets	3.04%	3.09	%(4)	2.98	%(3)	3.27%	3.75%	3.81%
Portfolio turnover rate	8%	4%		2	%(2)	15%	13%	14%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.75%	0.76	%(4)(5)	0.72	%(3)	0.73%	–	–
Ratio of net investment income to
average net assets	3.02%	3.07	%(4)(5)	2.96	%(3)	3.26%	–	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

61 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class C
				Three
	Year	Year		Months
	Ended	Ended		Ended		Year Ended December 31,
	3/31/15	3/31/14		3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.43	$10.78		$10.87		$10.61	$10.12	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.22	0.22		0.05		0.25	0.29	0.30
Net gain (loss) on securities (both
realized and unrealized)	0.35	(0.35)		(0.09)		0.26	0.49	(0.25)
Total from investment operations	0.57	(0.13)		(0.04)		0.51	0.78	0.05
Less distributions:
Dividends from net investment income	(0.22)	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.22)	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)
Net asset value, end of period	$10.78	$10.43		$10.78		$10.87	$10.61	$10.12
Total return(not reflecting CDSC)	5.52%	(1.15)%		(0.33	)%(2)	4.86%	7.80%	0.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$26	$28		$37		$38	$29	$26
Ratio of expenses to average net assets	1.68%	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%
Ratio of net investment income to
average net assets	2.09%	2.14	%(4)	2.03	%(3)	2.31%	2.79%	2.83%
Portfolio turnover rate	8%	4%		2	%(2)	15%	13%	14%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.70%	1.70	%(4)(5)	1.67	%(3)	1.68%	–	–
Ratio of net investment income to
average net assets	2.07%	2.12	%(4)(5)	2.01	%(3)	2.30%	–	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.68%	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

62 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class Y
				Three
	Year	Year		Months
	Ended	Ended		Ended		Year Ended December 31,
	3/31/15	3/31/14		3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.47	$10.83		$10.92		$10.66	$10.16	$10.41
Income (loss) from investment operations:
Net investment income(1)	0.33	0.33		0.08		0.36	0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.36	(0.36)		(0.09)		0.26	0.50	(0.25)
Total from investment operations	0.69	(0.03)		(0.01)		0.62	0.89	0.15
Less distributions:
Dividends from net investment income	(0.33)	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.33)	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)
Net asset value, end of period	$10.83	$10.47		$10.83		$10.92	$10.66	$10.16
Total return	6.66%	(0.24)%		(0.08	)%(2)	5.89%	8.96%	1.44%
Ratios/supplemental data
Net assets, end of period (in millions)	$62	$45		$57		$50	$37	$34
Ratio of expenses to average net assets	0.68%	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%
Ratio of net investment income to
average net assets	3.08%	3.14	%(4)	3.03	%(3)	3.31%	3.80%	3.85%
Portfolio turnover rate	8%	4%		2	%(2)	15%	13%	14%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.70%	0.70	%(4)(5)	0.67	%(3)	0.68%	–	–
Ratio of net investment income to
average net assets	3.06%	3.12	%(4)(5)	3.01	%(3)	3.30%	–	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.68%	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

63 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

	Class A
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.65	$10.97		$11.07		$10.84	$10.26	$10.51
Income from investment operations:
Net investment income(1)	0.33	0.34		0.08		0.36	0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.32)		(0.10)		0.23	0.58	(0.25)
Total from investment operations	0.59	0.02		(0.02)		0.59	0.97	0.15
Less distributions:
Dividends from net investment income	(0.33)	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.33)	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)
Net asset value, end of period	$10.91	$10.65		$10.97		$11.07	$10.84	$10.26
Total return(not reflecting sales charge)	5.61%	0.21%		(0.14	)%(2)	5.53%	9.64%	1.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$187	$188		$215		$219	$199	$186
Ratio of expenses to average net assets	0.78%	0.80	%(4)(5)	0.77	%(3)	0.76%	0.77%	0.75%
Ratio of net investment income to
average net assets	3.07%	3.18	%(4)(5)	3.11	%(3)	3.30%	3.73%	3.80%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.78%	0.80	%(4)	0.77	%(3)	0.76%	0.77%	0.75%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

64 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.64	$10.96		$11.07		$10.83	$10.25	$10.51
Income from investment operations:
Net investment income(1)	0.24	0.25		0.06		0.27	0.30	0.31
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.32)		(0.11)		0.24	0.58	(0.26)
Total from investment operations	0.50	(0.07)		(0.05)		0.51	0.88	0.05
Less distributions:
Dividends from net investment income	(0.24)	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.24)	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)
Net asset value, end of period	$10.90	$10.64		$10.96		$11.07	$10.83	$10.25
Total return(not reflecting CDSC)	4.72%	(0.64)%		(0.44	)%(2)	4.73%	8.72%	0.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$10	$10		$12		$13	$9	$9
Ratio of expenses to average net assets	1.63%	1.65	%(4)(5)	1.62	%(3)	1.61%	1.62%	1.59%
Ratio of net investment income to
average net assets	2.21%	2.33	%(4)(5)	2.26	%(3)	2.43%	2.87%	2.90%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.63%	1.65	%(4)	1.62	%(3)	1.61%	1.62%	1.59%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

65 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.64	$10.97		$11.07		$10.83	$10.25	$10.51
Income from investment operations:
Net investment income(1)	0.32	0.32		0.08		0.34	0.37	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.33)		(0.10)		0.24	0.58	(0.27)
Total from investment operations	0.58	(0.01)		(0.02)		0.58	0.95	0.12
Less distributions:
Dividends from net investment income	(0.32)	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.32)	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)
Net asset value, end of period	$10.90	$10.64		$10.97		$11.07	$10.83	$10.25
Total return	5.46%	(0.05)%		(0.18	)%(2)	5.47%	9.48%	1.13%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$7		$7		$7	$7	$7
Ratio of expenses to average net assets	0.92%	0.96	%(4)(5)	0.94	%(3)	0.91%	0.92%	0.90%
Ratio of net investment income to
average net assets	2.93%	3.02	%(4)(5)	2.94	%(3)	3.15%	3.58%	3.64%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.92%	0.96	%(4)	0.94	%(3)	0.91%	0.92%	0.90%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

66 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13 †		2012	2011	2010
Net asset value, beginning of period	$10.65	$10.98		$11.08		$10.84	$10.26	$10.52
Income from investment operations:
Net investment income(1)	0.35	0.35		0.09		0.38	0.41	0.42
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.33)		(0.10)		0.24	0.58	(0.26)
Total from investment operations	0.61	0.02		(0.01)		0.62	0.99	0.16
Less distributions:
Dividends from net investment income	(0.35)	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.35)	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)
Net asset value, end of period	$10.91	$10.65		$10.98		$11.08	$10.84	$10.26
Total return	5.77%	0.27%		(0.10	)%(2)	5.78%	9.81%	1.44%
Ratios/supplemental data
Net assets, end of period (in millions)	$32	$29		$35		$34	$33	$40
Ratio of expenses to average net assets	0.63%	0.65	%(4)(5)	0.62	%(3)	0.61%	0.62%	0.60%
Ratio of net investment income to
average net assets	3.21%	3.33	%(4)(5)	3.26	%(3)	3.45%	3.89%	3.95%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63%	0.65	%(4)	0.62	%(3)	0.61%	0.62%	0.60%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

67 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.48	$10.79		$10.78		$10.51	$10.64	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.33	0.35		0.26		0.37	0.39	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.31)		0.02		0.27	(0.13)	0.20
Total from investment operations	0.66	0.04		0.28		0.64	0.26	0.59
Less distributions:
Dividends from net investment income	(0.33)	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.33)	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)
Net asset value, end of period	$10.81	$10.48		$10.79		$10.78	$10.51	$10.64
Total return(not reflecting sales charge)	6.35%	0.42%		2.53	%(2)	6.15%	2.48%	5.71%
Ratios/supplemental data
Net assets, end of period (in millions)	$125	$119		$143		$146	$150	$151
Ratio of expenses to average net assets	0.76%	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%
Ratio of net investment income to
average net assets	3.07%	3.34	%(4)	3.22	%(3)	3.45%	3.68%	3.63%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.88%	0.92	%(4)(5)	0.90	%(3)	0.87%	0.84%	0.87%
Ratio of net investment income to
average net assets	2.95%	3.21	%(4)(5)	3.09	%(3)	3.29%	3.46%	3.35%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.76%	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

68 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.48	$10.79		$10.78		$10.51	$10.64	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26		0.19		0.28	0.30	0.29
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.31)		0.02		0.27	(0.13)	0.21
Total from investment operations	0.57	(0.05)		0.21		0.55	0.17	0.50
Less distributions:
Dividends from net investment income	(0.24)	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.24)	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)
Net asset value, end of period	$10.81	$10.48		$10.79		$10.78	$10.51	$10.64
Total return(not reflecting sales charge)	5.45%	(0.43)%		1.88	%(2)	5.25%	1.62%	4.81%
Ratios/supplemental data
Net assets, end of period (in millions)	$16	$16		$22		$21	$24	$22
Ratio of expenses to average net assets	1.61%	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%
Ratio of net investment income to
average net assets	2.22%	2.49	%(4)	2.37	%(3)	2.60%	2.83%	2.75%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.73%	1.77	%(4)(5)	1.75	%(3)	1.72%	1.69%	1.72%
Ratio of net investment income to
average net assets	2.10%	2.36	%(4)(5)	2.24	%(3)	2.45%	2.61%	2.47%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.61%	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

69 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.47	$10.79		$10.78		$10.51	$10.63	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.31	0.33		0.25		0.35	0.37	0.37
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.32)		0.01		0.27	(0.12)	0.19
Total from investment operations	0.64	0.01		0.26		0.62	0.25	0.56
Less distributions:
Dividends from net investment income	(0.31)	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.31)	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)
Net asset value, end of period	$10.80	$10.47		$10.79		$10.78	$10.51	$10.63
Total return	6.20%	0.17%		2.41	%(2)	5.99%	2.42%	5.45%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.3		$0.3		$0.3	$0.3	$0.3
Ratio of expenses to average net assets	0.90%	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%
Ratio of net investment income to
average net assets	2.93%	3.18	%(4)	3.07	%(3)	3.29%	3.25%	3.49%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.02%	1.07	%(4)(5)	1.06	%(3)	1.02%	1.00%	1.02%
Ratio of net investment income to
average net assets	2.81%	3.05	%(4)(5)	2.94	%(3)	3.14%	3.30%	3.20%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.90%	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

70 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.48	$10.79		$10.78		$10.51	$10.64	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.34	0.36		0.28		0.38	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.31)		–		0.27	(0.13)	0.20
Total from investment operations	0.67	0.05		0.28		0.65	0.27	0.60
Less distributions:
Dividends from net investment income	(0.34)	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.34)	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)
Net asset value, end of period	$10.81	$10.48		$10.79		$10.78	$10.51	$10.64
Total return	6.51%	0.56%		2.65	%(2)	6.31%	2.64%	5.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$93	$86		$93		$82	$67	$52
Ratio of expenses to average net assets	0.61%	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%
Ratio of net investment income to
average net assets	3.22%	3.48	%(4)	3.37	%(3)	3.59%	3.83%	3.78%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.73%	0.77	%(4)(5)	0.75	%(3)	0.72%	0.69%	0.72%
Ratio of net investment income to
average net assets	3.10%	3.35	%(4)(5)	3.24	%(3)	3.43%	3.61%	3.49%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.61%	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

71 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS

	Class A
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.10	$10.37		$10.27		$9.74	$9.80	$9.35
Income (loss) from investment operations:
Net investment income(1)	0.33	0.33		0.26		0.38	0.42	0.43
Net gain (loss) on securities (both
realized and unrealized)	0.40	(0.24)		0.10		0.53	(0.05)	0.47
Total from investment operations	0.73	0.09		0.36		0.91	0.37	0.90
Less distributions:
Dividends from net investment income	(0.32)	(0.33)		(0.26)		(0.38)	(0.43)	(0.45)
Distributions from capital gains	(0.01)	(0.03)		–		–	–	–
Total distributions	(0.33)	(0.36)		(0.26)		(0.38)	(0.43)	(0.45)
Net asset value, end of period	$10.50	$10.10		$10.37		$10.27	$9.74	$9.80
Total return(not reflecting sales charge)	7.34%	0.96%		3.48	%(2)	9.49%	3.87%	9.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$205	$204		$257		$255	$212	$232
Ratio of expenses to average net assets	0.84%	0.83%		0.83	%(3)	0.83%	0.83%	0.80%
Ratio of net investment income to
average net assets	3.14%	3.33%		3.28	%(3)	3.79%	4.31%	4.43%
Portfolio turnover rate	16%	12%		20	%(2)	17%	25%	9%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.91%	0.91	%(4)	0.88	%(3)	0.88%	0.87%	0.87%
Ratio of net investment income to
average net assets	3.07%	3.26	%(4)	3.23	%(3)	3.74%	4.28%	4.37%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.84%	0.83%		0.83	%(3)	0.83%	0.83%	0.80%

_________________
(1)	Per share amounts have been calculated using the daily average shares method

(2)	Not annualized.

(3)	Annualized.

(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

72 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.10	$10.37		$10.27		$9.74	$9.79	$9.34
Income (loss) from investment operations:
Net investment income(1)	0.24	0.25		0.19		0.30	0.34	0.35
Net gain (loss) on securities (both
realized and unrealized)	0.41	(0.24)		0.11		0.53	(0.04)	0.47
Total from investment operations	0.65	0.01		0.30		0.83	0.30	0.82
Less distributions:
Dividends from net investment income	(0.24)	(0.25)		(0.20)		(0.30)	(0.35)	(0.37)
Distributions from capital gains	(0.01)	(0.03)		–		–	–	–
Total distributions	(0.25)	(0.28)		(0.20)		(0.30)	(0.35)	(0.37)
Net asset value, end of period	$10.50	$10.10		$10.37		$10.27	$9.74	$9.79
Total return(not reflecting CDSC)	6.49%	0.15%		2.86	%(2)	8.62%	3.15%	8.87%
Ratios/supplemental data
Net assets, end of period (in millions)	$81	$81		$106		$96	$83	$89
Ratio of expenses to average net assets	1.63%	1.63%		1.63	%(3)	1.63%	1.63%	1.60%
Ratio of net investment income to
average net assets	2.34%	2.53%		2.47	%(3)	2.98%	3.51%	3.60%
Portfolio turnover rate	16%	12%		20	%(2)	17%	25%	9%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.71%	1.70	%(4)	1.67	%(3)	1.68%	1.67%	1.66%
Ratio of net investment income to
average net assets	2.27%	2.46	%(4)	2.42	%(3)	2.93%	3.48%	3.54%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.63%	1.63%		1.63	%(3)	1.63%	1.63%	1.60%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

73 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.13	$10.41		$10.30		$9.77	$9.83	$9.38
Income (loss) from investment operations:
Net investment income(1)	0.35	0.36		0.27		0.40	0.44	0.45
Net gain (loss) on securities (both
realized and unrealized)	0.40	(0.26)		0.11		0.53	(0.05)	0.47
Total from investment operations	0.75	0.10		0.38		0.93	0.39	0.92
Less distributions:
Dividends from net investment income	(0.34)	(0.35)		(0.27)		(0.40)	(0.45)	(0.47)
Distributions from capital gains	(0.01)	(0.03)		–		–	–	–
Total distributions	(0.35)	(0.38)		(0.27)		(0.40)	(0.45)	(0.47)
Net asset value, end of period	$10.53	$10.13		$10.41		$10.30	$9.77	$9.83
Total return	7.54%	1.07%		3.83	%(2)	9.69%	4.08%	9.94%
Ratios/supplemental data
Net assets, end of period (in millions)	$100	$71		$88		$76	$56	$59
Ratio of expenses to average net assets	0.63%	0.63%		0.63	%(3)	0.63%	0.63%	0.60%
Ratio of net investment income to
average net assets	3.33%	3.53%		3.47	%(3)	3.98%	4.51%	4.64%
Portfolio turnover rate	16%	12%		20	%(2)	17%	25%	9%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.70%	0.70	%(4)	0.68	%(3)	0.68%	0.67%	0.67%
Ratio of net investment income to
average net assets	3.26%	3.46	%(4)	3.43	%(3)	3.93%	4.47%	4.57%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63%	0.63%		0.63	%(3)	0.63%	0.63%	0.60%

_________________
(1)	Per share amounts have been calculated using the daily average shares method

(2)	Not annualized.

(3)	Annualized.

(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

74 / Aquila Municipal Trust

Founders
Lacy B. Herrmann, (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors, Inc.
120 West 45th Street, Suite 3600
New York, New York  10036

Transfer and Shareholder Servicing Agent

BNY Mellon
4400 Computer Drive
Westborough, Massachusetts 01581

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400 • Philadelphia, Pennsylvania 19103

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street • Boston, Massachusetts  02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1020 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.

In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

	CLASS A SHARES		CLASS C SHARES		CLASS I SHARES		CLASS Y SHARES
	SYMBOL	CUSIP #	SYMBOL	CUSIP #	SYMBOL	CUSIP #	SYMBOL	CUSIP #
Aquila Tax-Free Trust of Arizona	AZTFX	03842A103	AZTCX	03842A202	AZTIX	876931403	AZTYX	03842A301

Aquila Tax-Free Fund of Colorado	COTFX	03842A400	COTCX	03842A509	COTIX	876933409	COTYX	03842A608

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	03842A707	CHKCX	03842A806	CHKIX	03842A889	CHKYX	03842A871

Aquila Narragansett Tax-Free Income Fund	NITFX	03842A863	NITCX	03842A855	NITIX	03842A848	NITYX	03842A830

Aquila Tax-Free Fund For Utah	UTAHX	03842A822	UTACX	03842A814	UTAIX	87675C401	UTAYX	03842A798

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of

AQUILA MUNICIPAL TRUST

120 West 45th Street, Suite 3600
New York, NY  10036
800-437-1020
212-697-6666

	Class A	Class C	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZTIX	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COTIX	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKIX	CHKYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAIX	UTAYX

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2015
as revised as of December 1, 2015

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated July 24, 2015, as revised as of December 1, 2015. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors, Inc.
120 West 45th Street, Suite 3600, New York, NY  10036
800-437-1020  toll-free
or 212-697-6666

Financial Statements

The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2015, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2015 (Accession No. 0000784056-15-000010), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2015, which are contained in the Annual Report

Aquila Municipal Trust

for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2015 (Accession No. 0000784056-15-000010), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2015, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2015 (Accession No. 0000784056-15-000010), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2015, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2015 (Accession No. 0000784056-15-000010), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2015, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2015 (Accession No. 0000784056-15-000010), are hereby incorporated herein by reference into this SAI.

These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1020 toll-free.

Aquila Municipal Trust

Aquila Municipal Trust

Fund History

Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.

Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah

Investment Objective, Investment Strategies and Risks

The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of the Funds’ investment strategies in their Prospectus.

Aquila Tax-Free Trust of Arizona:

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund of Colorado:

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Municipal Trust

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Churchill Tax-Free Fund of Kentucky

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Narragansett Tax-Free Income Fund

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund For Utah

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Municipal Trust

Supplemental Information Regarding Principal Investment Strategies (All Funds)

The following provides additional information about the Funds’ principal investment strategies and risks and the securities in which the Funds may invest.

Percentage Limitations

Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.

Additional Information About State Economies

Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Aquila Municipal Trust

Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.

Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.

Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.

Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix E to this SAI.

Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix F to this SAI.

There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from

Aquila Municipal Trust

the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be

Aquila Municipal Trust

accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

When-Issued and Delayed Delivery Obligations

Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

Zero Coupon Securities

Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager, or, if applicable, Sub-Adviser’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

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Futures Contracts and Options

Although the Funds do not presently do so and may in fact never do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.

Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

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The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

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Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in

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Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Even though the Funds do not invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds’ investments due to the interconnected nature of the global economy and capital markets.  The Funds may be susceptible to these events to the extent that the Funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Funds may use.

Cash Management and Defensive Investing

Cash Management.  Normally, each Fund invests substantially all of its assets to meet its investment objectives.  Each Fund may invest the remainder of its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Supplemental Information Regarding Other Risks

Cyber Security Issues

With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds’ manager, sub-adviser, transfer agent, distributor

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and other service providers (including, but not limited to, the Funds’ custodian and financial intermediaries), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by the Funds’ service providers and issuers in which the Funds invest. Each Fund and its shareholders could be negatively impacted as a result.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.
(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

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(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(12)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling

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business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices

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include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

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The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.

The Funds have an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held three meetings during the last fiscal year.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

Aquila Municipal Trust

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Aquila Municipal Trust

Name, Addr ess and Year of Birth (1)	Positions Held with The Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees

Diana P. Herrmann New York, NY (1958) (4)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Aquila Municipal Trust

Name and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John J. Partridge Providence, RI (1940)(6)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None
Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation
Ernest Calderón: Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Aquila Municipal Trust

Name and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

Aquila Municipal Trust

Name and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	Of Counsel of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 2014, President, 1967-2014; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None
Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013

President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
		5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Aquila Municipal Trust

Name and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A.  The sub-adviser to Aquila Narragansett Tax-Free Income Fund is a department of Citizens Bank, N.A.

Aquila Municipal Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds:  Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila
Municipal Trust since 2004 and
Portfolio Manager of Aquila
Tax-Free Trust of Arizona since
1986,  Co-Portfolio Manager,
Aquila Churchill Tax-Free Fund
of Kentucky, since 2009, and
and Co-Portfolio Manager,
Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Aquila Municipal Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997..

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011

Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Aquila Municipal Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.
Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah..
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

Aquila Municipal Trust

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) The term of office of each officer is one year.

    The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 27 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 10 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 22 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 22 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 13 years.

Lyle W. Hillyard:
Knowledgeable about economic and governmental affairs as a lawyer and legislator as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 11 years.

John C. Lucking:
Knowledgeable about economic and governmental affairs in the state and region as a former economist for several banks and as a member of Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 20 years.

Aquila Municipal Trust

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 9 years.

John J. Partridge:
Knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations as detailed above and about operation and governance of mutual funds as an investment company board member or adviser to the board for over 13 years.

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director and Chief State Economist and current university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 27 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 9 years.

    References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Aquila Municipal Trust

Securities Holdings of the Trustees
(as of 12/31/14)

Following is information regarding the holdings of each Trustee in the Funds.

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustees
Diana P. Herrmann	C	C	C	C	C	E
John J. Partridge	B	B	C	C	B	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	D
Thomas A. Christopher	C	C	E	C	C	E
Gary C. Cornia	C	D	C	C	E	E
Grady Gammage, Jr.	D	C	B	B	C	E
Lyle W. Hillyard	C	C	B	B	E	E
John C. Lucking	C	C	C	C	C	D
Glenn P. O’Flaherty	B	C	B	B	B	E
James R. Ramsey	B	B	E	C	B	E
Laureen L. White	B	B	C	C	B	C

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser.

For the fiscal year ended March 31, 2015, Aquila Tax-Free Trust of Arizona  paid a total of $108,143 in compensation and reimbursement of expenses to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $113,734 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $97,037 in compensation and reimbursement of expenses to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $99,732 in compensation and reimbursement of expenses to the Trustees, and Aquila Tax-Free Fund For Utah paid a

Aquila Municipal Trust

total of $146,386 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2015 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2015	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2015	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2015	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2015	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2015	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2015	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 20151)
Ernest Calderón	$8,393	$7,691	$6,512	$6,329	$10,075	$39,000	5
Thomas A. Christopher	$9,516	$10,418	$8,848	$8,099	$12,426	$50,750	5
Gary C. Cornia	$6,644	$6,937	$5,777	$5,598	$9,794	$88,600	8
Grady Gammage, Jr.	$8,172	$7,488	$6,238	$5,544	$9,987	$63,500	7
Lyle W. Hillyard	$6,794	$7,090	$6,429	$5,846	$9,941	$36,100	5
John C. Lucking	$11,728	$11,706	$9,832	$9,536	$15,198	$58,000	5
Glenn P. O’Flaherty	$7,921	$8,732	$7,520	$7,326	$10,670	$137,167	8
John J. Partridge	$7,037	$7,832	$6,172	$6,489	$9,184	$63,500	9
James R. Ramsey	$6,790	$7,092	$6,417	$5,227	$8,974	$34,500	5
Laureen L. White	$6,893	$7,191	$6,012	$6,229	$9,075	$35,400	5

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Aquila Municipal Trust

Ownership of Securities

Aquila Tax-Free Trust of Arizona

Institutional 5% shareholders

    On July 2, 2015, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	6,493,559 239,101 288,127	30.77% 14.54% 10.39%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	619,328	22.33%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	92,753	5.64%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,838,456 714,917 404,719	18.19% 43.49% 14.59%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	122,876 312,238	7.47% 11.26%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado

Institutional 5% shareholders

On July 2, 2015, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	1,080,754 198,256	5.74% 7.85%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A	1,120,283	5.95%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,803,552 232,179 320,683	9.58% 9.19% 5.69%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,816,944 1,053,050 1,624,204	20.28% 41.68% 28.83%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	288,191 704,415	11.41% 12.50%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	657,656	11.67%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	402,824	7.15%
NABank & Co. P.O. Box 2180 Tulsa, OK	Class Y	371,985	6.60%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Aquila Municipal Trust

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Aquila Churchill Tax-Free Fund of Kentucky

Institutional 5% shareholders

On July 2, 2015, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	4,431,563 161,340	25.48% 17.17%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class I Class Y	1,220,711 742,113 264,812	7.02% 98.33% 8.95%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,298,461 106,849	7.47% 11.37%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	67,577	7.19%

NFS LLC FEBO Stock Yards Bank 200 S 5th St. Louisville, KY	Class A	1,969,144	11.32%
Maril & Co. FBO SG c/o BMO Haris Bank NA 11270 W. Park Pl. Ste 400 Milwaukee, WI	Class Y	742,462	25.08%
Vallee & Co FBO SG c/o M&I Trust Co NA 11270 W. Park Pl. Ste 400 Milwaukee, WI	Class Y	486,305	16.43%
Fifth Third Bank TTEE FBO: BANKDAN 5001 Kingsley Dr. Dept 3385 Cincinnati, OH	Class Y	410,338	13.86%

Aquila Municipal Trust

Record Holder	Share Class	Number of Shares	Percent of Class
Fifth Third Bank TTEE FBO: Danky & Co. 5001 Kingsley Dr. Dept 3385 Cincinnati, OH	Class Y	197,446	6.67%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Aquila Narragansett Tax-Free Income Fund

Institutional 5% shareholders

On July 2, 2015, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I Class Y	21,799 987,748	100.00% 11.39%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class C	85,710	5.81%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	1,792,733 356,353	15.20% 24.16%
RBS Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	4,251,298	49.02%

Aquila Municipal Trust

Record Holder	Share Class	Number of Shares	Percent of Class
NFS LLC FEBO The Washington Trust Co. 23 Broad Street Westerly, RI	Class Y	965,874	11.14%
Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Aquila Tax-Free Fund For Utah

Institutional 5% shareholders

On July 2, 2015, the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	973,059	12.78%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	1,816,887 546,503 976,667	9.21% 7.18% 10.89%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	2,106,353 664,917 872,844	10.68% 8.73% 9.74%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	501,497	6.58%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,265,519 2,833,014 2,023,057	21.62% 37.20% 22.57%

Aquila Municipal Trust

Record Holder	Share Class	Number of Shares	Percent of Class
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	477,199	5.32%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Information About the Manager, the Sub-Advisors and the Distributor

Management Fees

During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:

Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2015:

$1,093,304

Fiscal Year Ended March 31, 2014:

$1,116,292

Fiscal Period Ended March 31, 2013:

$945,412

Fiscal Year Ended June 30, 2012:

$1,198,269

Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2015:

$1,426,617(1)

Aquila Municipal Trust

(1)  $57,060 was waived

Fiscal Year Ended March 31, 2014:

$1,489,862(1)

(1)  $59,589 was waived

Fiscal Period Ended March 31, 2013:

$406,371(1)

(1)  $16,253 was waived

Fiscal Year Ended December 31, 2012:

$1,526,200(1)

(1)  $50,706 was waived

Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2015:

$940,053

Fiscal Year Ended March 31, 2014:

$988,443

Fiscal Period Ended March 31, 2013:

$268,373

Fiscal Year Ended December 31, 2012:

$1,048,307

Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2015:

$1,143,227(1)

(1)  $265,051 was waived

Aquila Municipal Trust

Fiscal Year Ended March 31, 2014:

$1,171,095(1)

(1)  $304,482 was waived

Fiscal Period Ended March 31, 2013:

$952,303(1)

(1)  $247,598 was waived.

Fiscal Year Ended June 30, 2012:

$1,232,675(1)

(1) $383,096 was waived.

Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2015:

$1,832,324(1)

(1)  $257,832 was waived.

Fiscal Year Ended March 31, 2014:

$1,950,331(1)

(1)  $292,034 was waived.

Fiscal Period Ended March 31, 2013:

$1,678,907(1)

(1)  $162,645 was waived.

Fiscal Year Ended June 30, 2012:

$1,944,425(1)

(1)  $195,670 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc., 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group

Aquila Municipal Trust

of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 96.5% by Diana P. Herrmann and members of her family and 3.5% by Aquila Investment Management LLC.

The Advisory and Administration Agreement

Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)           determine what securities shall be purchased or sold by the Fund;

(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

Aquila Municipal Trust

Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

In addition, the Advisory and Administration Agreement for Aquila Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.

Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

Aquila Municipal Trust

Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends

Aquila Municipal Trust

Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

       Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Municipal Trust

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2016.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.69% for Class C Shares, 0.98% for Class I Shares and 0.69% for Class Y Shares through September 30, 2016.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.96% for Class I Shares and 0.63% for Class Y Shares through September 30, 2016.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado

The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

Aquila Municipal Trust

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement

Aquila Municipal Trust

will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2016.

Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund

The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to

Aquila Municipal Trust

any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Aquila Municipal Trust

Information about the Manager and the Sub-Adviser

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2015, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

Davidson Fixed Income Management Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $4.3 billion in assets under management. It has a local office at 1600 Broadway, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”).  CFG is a $137 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 18,000 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Additional Information About the Portfolio Managers

Aquila Tax-Free Trust of Arizona:  The Fund’s portfolio manager is Mr. Todd W. Curtis.  He is also the co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager’s 401(k) Plan. Mr. Curtis owns securities of the Fund in the range of $100,001 - $500,000.

Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $553 million as of March 31, 2015.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 10 other accounts with assets totaling approximately $245 million as of March 31, 2015, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado/ issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the

Aquila Municipal Trust

 minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.  .

Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.

Aquila Churchill Tax-Free Fund of Kentucky: Mr. Royden Durham is co-portfolio manager of the Fund.  Mr. Durham manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary and a bonus, without any deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Durham owns shares of the Fund in the range of $1 - $10,000.

Mr. Todd W. Curtis is also co-portfolio manager of the Fund. Mr. Curtis is also co-portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based. Mr. Curtis does not own any securities of the Fund.

Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.

Mr. Hanna also manages approximately 100 other relationships, with aggregate assets of $1,164,647,825 at March 31, 2015. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of March 31, 2015, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.

In addition, as of March 31, 2015, Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank’s Retirement Savings Plan.  Under the Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.

Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $1 - $10,000.

        Aquila Tax-Free Fund For Utah: The Fund’s co-portfolio managers are Mr. Todd W. Curtis and Mr. James Thompson. Mr. Curtis is also the co-portfolio manager of Aquila Tax-Free Trust of Arizona and

Aquila Municipal Trust

Aquila Churchill Tax-Free Fund of Kentucky.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Curtis does not own any securities of the Fund.

Mr. Thompson is also backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Thompson owns securities of the Fund in the range of $50,001 - $100,000.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:

Aquila Tax-Free Trust of Arizona

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2015:
	$283,966	$53,483

Fiscal Year Ended March 31, 2014:
	$154,212	$35,882

Fiscal Period Ended March 31, 2013:
	$337,158	$60,568

Fiscal Year Ended June 30:
2012	$407,291	$75,945

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2015:
	$194,039	$45,700

Aquila Municipal Trust

Fiscal Year Ended March 31, 2014:
	$251,264	$64,455

Fiscal Period Ended March 31, 2013:
	$70,258	$13,754

Fiscal Year Ended December 31:
2012	$532,950	$129,737

Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2015:
	$302,504	$26,924

Fiscal Year Ended March 31, 2014:
	$301,783	$29,931

Fiscal Period Ended March 31, 2013:
	$122,209	$11,956

Fiscal Year Ended December 31:
2012	$572,126	$47,874

Aquila Municipal Trust

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2015:
	$197,963	$17,973

Fiscal Year Ended March 31, 2014:
	$202,152	$31,901
Fiscal Period Ended March 31, 2013:
	$283,199	$24,470
Fiscal Year Ended June 30:
2012	$389,429	$45,513

Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2015:
	$299,257	$24,896

Fiscal Year Ended March 31, 2014:
	$290,966	$41,096

Fiscal Period Ended March 31, 2013:
	$736,246	$75,350
Fiscal Year Ended June 30:
2012	$924,226	$86,113

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

Aquila Municipal Trust

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

Aquila Municipal Trust

While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority”  (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Aquila Municipal Trust

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at

Aquila Municipal Trust

any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated

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accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of

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printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.

Payments Under the Plan

During its fiscal year ended March 31, 2015, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2015.

During its fiscal year ended March 31, 2015, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2015.

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During its fiscal year ended March 31, 2015, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2015, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2015, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2015.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2015, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$349,093	$22,145	$326,948
Part II	$127,063	$39,892	$87,171

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$102,427	$4,329	$98,098
Part II	$204,339	$67,840	$136,499

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$279,187	$9,180	$270,007
Part II	$74,524	$24,096	$50,428
Part III	$15,249	$0	$15,249

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Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$185,177	$9,817	$175,360
Part II	$120,816	$40,439	$80,377
Part III	$528	$0	$528

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$406,535	$14,566	$391,969
Part II	$597,315	$190,055	$407,260

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other

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contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended March 31, 2015, $42,354 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $68,113 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $24,842 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $40,272 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $199,105 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

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Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

During the fiscal year ended March 31, 2015, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to $11,437.  During the fiscal year ended March 31, 2015, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $396.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado or Aquila Tax-Free Fund For Utah were outstanding during such Funds’ most recent completed fiscal year .

General Provisions

While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not  “interested persons” (as defined in the 1940 Act) of the Fund and had no direct

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or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

Each Fund’s Custodian, The Bank of New York Mellon, 760 Moore Road, King of Prussia, Pennsylvania 19406, is responsible for holding the Fund’s assets.

Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

During the three most recent fiscal years of the Funds, all of the Funds’ portfolio transactions were principal transactions and no brokerage commissions were paid.

The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters,

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and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.

The Sub-Adviser to Aquila Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its three most recent fiscal years .

Capital Stock

Each Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding

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periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or

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obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation-Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Aquila Municipal Trust

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Aquila Municipal Trust

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

All Funds:

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Broker/Dealer Compensation-CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

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Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

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Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

       Accordingly, Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed.

Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the

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securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Funds’ shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

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•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc.,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made,

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such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

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The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

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Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

       The net asset value of the shares of each Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily

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available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

Each Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

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Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.

In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

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Each Fund also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund and Its Investments

Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt

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income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

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For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by a Fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may generally be carried forward without limit, and such carryforwards must be exhausted before a Fund will be permitted to utilize any Pre-2011 Carryforwards.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Aquila Tax-Free Trust of Arizona: At March 31, 2015, the Fund had no Pre-2011 Carryforwards and no Post-2010 Carryforwards.

        Aquila Tax-Free Fund of Colorado:  At March 31, 2015, the Fund had Pre-2011 Carryforwards with expiration dates as follows:

Pre-2011 Carryforward	Expiration Date
$55,212	March 31, 2017

At March 31, 2015, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$1,784,368	Short-term
$49,395	Long-term

Aquila Churchill Tax-Free Fund of Kentucky:  At March 31, 2015, the Fund had Pre-2011 Carryforwards with expiration dates as follows:

Pre-2011 Carryforward	Expiration Date
$112,779	March 31, 2016
$175,082	March 31, 2017

At March 31, 2015, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$738,846	Short-term
$50,580	Long-term

Aquila Narragansett Tax-Free Income Fund: At March 31, 2015, the Fund had Pre-2011 Carryforwards with expiration dates as follows:

Pre-2011 Carryforward	Expiration Date
$73,498	March 31, 2016

At March 31, 2015, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Aquila Municipal Trust

Post-2010 Carryforward	Character
$1,443,048	Short-term
$573,403	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2015, the Fund had no Pre-2011 Carryforwards and no Post-2010 Carryforwards.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits..  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

        Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated

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for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Funds will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Aquila Municipal Trust

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

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Basis Reporting

Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.

Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Underwriters

The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2015 were as follows:

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Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$53,483	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors, Inc.	$45,700	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$26,924	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

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Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors, Inc.	$17,973	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$24,896	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies

Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling our toll-free number (1-800-437-1020), (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:

Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.

        It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting

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such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.

In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.

Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.

Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.

Generally, the factor(s) considered in voting proxies may include:

Does the proposed action help or hurt long-term shareholder value?

Does the proposed action help or hurt mutual fund governance practices?

Is the proposed action otherwise in the best interest of Fund shareholders?

Other relevant factors.

If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters

In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

Aquila Municipal Trust

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona (“Arizona” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Economic Condition and Outlook

The Office of Employment and Population Statistics (“EPS”) within the Arizona Department of Administration (“ADOA”) is forecasting gradual gains in Nonfarm employment in Arizona for the 2015-2016 projections time period. An over-the-year gain of 56,600 Nonfarm jobs is expected in 2015 and 63,100 in 2016. The previous forecast in May 2014 was for a 60,400 job gain in 2015. In the current forecast, the rate of growth projected for total Nonfarm employment is 2.2 percent in 2015 and 2.4 percent in 2016. A total of 119,700 Nonfarm jobs are forecast to be gained over the projected years (2015 & 2016).

In 2015, all regions are forecast to have positive annual over-the-year growth rates in Nonfarm employment.  Arizona is forecast to grow at 2.2% in 2015.  Phoenix is expected to grow faster than the state at 2.5%.  However, the projected growth rates for Tucson (1.6%) and the Balance of State (1.6%) are slower than the statewide and Phoenix metropolitan statistical area (“MSA”) rates.  The expected Nonfarm job gains in 2015 for the Phoenix MSA are 45,500 jobs, Tucson MSA are 5,700 jobs, and the Balance of State are 5,400 jobs.

Nonfarm employment growth rate for Arizona in 2016 is expected to be 2.4%.  Phoenix is forecast to continue growing at a faster pace (2.6%) than Tucson (1.8%), and Balance of State (1.9%).  For 2016the job gains forecast for Phoenix MSA are 49,900 jobs, Tucson MSA are 6,600 jobs, and Balance of State are 6,600 jobs.

The overall employment situation in Arizona continues to improve. This is consistent with improvement seen in many economic indicators including population growth.  Population grew faster in 2014 at 1.31 percent compared to 2013, based on EPS ADOA population estimate numbers.  Population is projected to grow at 1.65 percent in 2015 and 1.99 percent in 2016.

Arizona’s year-over-year average Nonfarm employment growth rate exceeded the national average in both 2013and 2014.  The US averaged Nonfarm employment growth rate of 1.7 percent in 2013 and 1.9 percent in 2014.  In comparison, Nonfarm employment growth rate in Arizona has stagnated at 2.1 percent in 2012, 2013 and 2014.  While the US has recovered all the jobs shed since the prerecession peak, Arizona has recovered approximately 73.9% of jobs shed as of December 2014.  We expect the recovery to continue in Arizona.  Nonfarm employment is expected to grow at the rate of 2.2 percent in 2015 and 2.4 percent in 2016.  All eleven major sectors are expected to grow in 2015 and 2016.  Arizona has historically (1993-1999, 5.2 % per year; 2004-2006, 4.7 % per year) seen stronger Nonfarm employment growth rate than what has been observed in recent years.  Although, Nonfarm employment has grown in both absolute and relative terms since the recession, this recovery seems weak when examined in the historic context.

Although Arizona economy continues to have some after effects of various policies that were enacted post-recession (Sequestration cuts-2011, payroll tax increase-2013), the major impacts of these policies are behind us and Federal Government does not appear to be a strong drag on the economy. Compared to prior recessions, the weak employment recovery is in large part due to lack of new construction.  However, the economic fundamentals continue to improve. Both, the US and Arizona’s unemployment rate continue to decline.  Two economic changes worth noting are the lower oil prices and the rising dollar.  The US and Arizona households are expected to receive the benefits of a higher disposable income resulting from lower oil prices.  On the negative side, rising dollar could hurt exports. On the positive side, it is expected to make imports cheaper and help control inflation. A higher dollar effectively transfers demand from the US economy to economies around the world.  Economies such as Japan, emerging Asia and Europe could benefit with a boost to their exports.  In the long run this should lead to a healthier and more balance global economy.

Arizona continues to operate under conditions of reduced civilian and military program funding.  Various economic sectors have felt the trickledown effect of the state’s dependence on defense related industries.  Both federal government military and civilian real expenditures continued to decrease in 2014.

Factors supporting Arizona’s economic growth:

• Continued improvement in real Gross Domestic Product (“GDP”), real personal income, employment, and retail sales at the state and national levels.

• Continued private sector employment gains, increasing private domestic investment, increases in the index of industrial production and rate of capacity utilization, high levels of corporate profit, and a gradual resurgence in private residential construction permits.  In 2015, the increase in domestic investment spending is anticipated to begin reducing the amounts of accumulated corporate cash holdings.

• Household net worth and U.S. exports continue to increase.

• Residential real estate market in Arizona and Phoenix metropolitan area has shown improvement.  Home prices have improved but are still way off peak.  Increase in the construction of primarily apartments, office buildings, and limited single family homes have been observed.  Commercial real estate is gradually improving with lower vacancy rates, higher rental rates and lower rates of default and delinquency in mortgage loans.

• Growth in non-revolving consumer credit levels have been serving as an impetus to expanding economic activity. Consumer sentiment and consumer spending have improved.  Banks are gradually loosening up their lending requirements.  Mortgage rates are low. Bank delinquency and default rates on consumer credit are declining.

Some factors that could further dampen the growth of the local economy are given below.

• Despite some increase in disposable income from lower gas prices, constrained budgets persist for a large majority of households.  Real median household income in US and AZ is below the peak level prior to the 2007 recession.

• Population growth in the state (1.3% in 2014) has been below the growth rate observed historically, limiting the additional demand for goods and services.  Arizona’s annualized population growth rate for the decade of 1980 was 3.0 percent.  This rate increased to 3.4 percent for the decade of the 1990’s and then decreased to 2.2 percent for the first decade of the 21st century.  In-migration, both domestic and international to the state has declined over time.

• Although there has been some improvement in the residential real estate market, up to 20% of potential buyers are unable to enter the housing market because of negative or low home equity.  Reduction in FHA loan limit, higher FICO score requirement, prior home foreclosure or short sales, millennials living at home has further inhibited potential buyers from entering the housing market.

• Although real business investment continues to grow, the rate of growth has slowed as a consequence of demand uncertainty.  However, the rate of growth of business investment is expected to increase in 2015 and 2016.

• In the public sector, cuts in the federal, state and local budgets would require spending cuts, tax increases, or a mixture of the two which could slow the growth in aggregate demand in the U.S. and Arizona economy, thus limiting employment growth.

• Arizona is vulnerable to federal government expenditure changes due to a larger share of military spending in the state’s economy. Real federal civilian and military expenditures continued to decline in 2014.  Operating at a lower level of federal government expenditures is projected to impact some industry sectors more than others: Manufacturing; Retail Trade; Professional and Business Services; and Government.

Factors for limited optimism and concern on the international front:

• Although Arizona exports could have a slight stimulating effect with a gradual improvement in the overall world economy, a rising dollar could negatively hurt exports.

• China’s deceleration in growth could impact other regions. China's national economy grew an annual 7.4 per cent in 2014, slowest since 1990.  It is unclear as to how China will extricate itself from its debt induced housing bubble and industrial capacity glut.

• The global economy continues to be in low gear, and hope that the tailwinds of lower oil prices and international monetary stimulus would provide a modest boost to growth this year.

Arizona Industry Employment Projections (2014 –2016)

All major sectors of the Arizona economy are projected to gain jobs during the forecast period.  Total Nonfarm employment is expected to grow at a modest rate in 2015, picking up in 2016.
Projected employment gains across the major sector in Arizona from 2014 to 2016 are displayed in

For the 2014 to 2016 forecast time period, the major sectors with the largest projected employment gains are: Educational and Health Services (29,900 jobs), Leisure and Hospitality (23,300 jobs), Trade, Transportation and Utilities (21,100 jobs), Professional and Business Services (18,500 jobs), and Financial Activities (12,400 jobs).  Smaller gains are forecast in these sectors: Manufacturing (4,500 jobs), Other Services (3,300 jobs), Government (2,800 jobs), Construction (2,800 jobs), Information 800 jobs), and Natural Resources and Mining (400 jobs).

During the two-year forecast time period, four sectors are projected to grow at a faster rate than the overall Nonfarm employment rate of 4.7%, and seven sectors are expected to grow at a slower rate.  The major sectors with higher expected growth rate are Leisure and Hospitality (8.2%), Education and Health Services (7.7%), Financial Activities (6.4%), and Professional and Business Services (4.8%).  The major sectors expected to grow at a slower rate than Nonfarm employment are Trade, Transportation, and Utilities (4.3%), Other Services (3.7%), Natural Resources and Mining (3.1%), Manufacturing (2.9%), Construction (2.3%), Information (1.9%), and Government (0.7%).

Educational and Health Services (“EHS”): The EHS sector is forecast to gain 13,800 jobs (3.5%) in 2015 and 16,100 jobs (4.0%) in 2016 for a total of 29,900 jobs over two years.  Increases are expected in all subsectors of Health Care and Social Assistance with the largest projected employment increase in Ambulatory Health Care Services. With the Affordable Care Act (ACA) expansion, both Medicaid and Medicare enrollment has increased.26 Population growth coupled with state and federal spending associated with the ACA is likely to increase employment growth in these subsectors.  Private Educational Services are expected to slow as the economy improves and people re-enter the workforce foregoing higher education and the accumulation of student debt.

Leisure and Hospitality (“L&H”): L&H is projected to gain 11,100 jobs (3.9%) in 2015 and 12,100 jobs (4.1%) in 2016 for a total of 23,300 jobs over two years.  The largest projected job gain is expected in the Food Services and Drinking Places sub-sector.  Fewer gains are forecast in the sub-sectors of Accommodations and Arts, Entertainment, and Recreation.  An improving economy, tourism, and population increases are expected to bolster employment in the Leisure and Hospitality sector.

Trade, Transportation and Utilities (“TTU”): The TTU sector is forecast to gain 10,000jobs (2.1%) in 2015and 11,100 jobs (2.2%) in 2016 for a total of 21,100 jobs over two years.  Retail Trade is expected to have the most employment gains with all subsectors forecasting gains.  Fewer gains are forecast in Wholesale Trade and Transportation, Warehousing and Utilities.  Utilities is expected to remain flat over the two-year period and Transportation and Warehousing is forecast to gain jobs as a result of overall economic growth.

Professional and Business Services (“PBS”): The sector is projected to have an increase of 9,600 jobs (2.5%) in 2015and 8,900 jobs (2.3%) in 2016 for a total of 18,500 jobs over two years.  The Administrative and Waste Services sub-sectors are expected to have the largest job gains over the projection period which includes Employment Services, Business Support Services, and Services to Buildings and Dwellings.  Employment Services growth is expected to slow over the two-year period as firms move away from lower-cost contingent labor to more stable hires with an improving economy.  Job gains are forecast in the sub-sectors of Professional, Scientific, and Technical Services and Management of Companies and Enterprises.

Financial Activities (“FA”): Projected employment growth in Financial Activities over the two-year period is expected to slow to an increase of 6,400 jobs (3.3%) in 2015and 5,900 jobs (3.0%) in 2016 for a total of 12,400 jobs over two years.  Gradual rise in interest rates and slow growing construction sector could hinder employment growth in this sector.29 Securities, Commodities Contracts, and Investments, Credit Intermediation and Monetary Authorities, Real Estate, Rental and Leasing, are forecast to gain jobs with the largest gains projected in Insurance, Funds and Trusts.
29(a)

Manufacturing: This sector is projected to have an employment increase of 1,600 jobs (1.1%) in 2015 and 2,900 jobs (1.8 percent) in 2016 for a total of 4,500 jobs over two years.  Growth is forecast in both Durable Goods and Nondurable Goods.  Gains in Durable Goods are expected from Fabricated Metal Products and other unreported sectors; Aerospace Products and Parts and Computer and Electronic Products

are forecast to shed jobs.  The US production index has expanded for eleven consecutive months.30 New orders index also indicates forward momentum in the economy. However, with Arizona’s dependence on defense related industries, reduced civilian and military funding, and the after effects of  sequestration staffing levels for defense related manufacturing industries in Arizona are expected to decline.

Other Services (“OS”): OS is forecast to gain 1,600 jobs (1.8%) in 2015 and 1,700 jobs (1.9%) in 2016 for a total of 3,300 jobs over two years.  An improving economy with gradually rising levels of business and consumer spending is forecast to bolster the demand and employment for the services provided by this sector.

Government: Government is forecast to have a small gain of 1,300 jobs (0.3%) in 2015 and 1,500 jobs (0.4%) in 2016for a total of 2,800 jobs over two years.  All subsectors (Federal, State, and Local Government) are expected to have gains over the two-year period.  All gains in State and Local Government are expected in education related subsectors.

Construction: This sector is forecast to gain 600 jobs (0.5%) in 2015and 2,200 jobs (1.8%) in 2016for a total of 2,800 jobs over the two years. Heavy Construction is expected to have the largest employment gain.  Specialty Trade is expected to increase but could be dampened till housing overall makes a meaningful recovery.  Multi-family private residence construction has grown in the state.  Home repair and maintenance activities and population growth are factors that support some growth in this sector.  Building construction is the only Construction sub-sector with projected job losses from 2014 to 2016.

Information:  This sector is projected to have a gain in employment of 400 jobs in both 2015 (0.9%) and 2016 (1.0%) for a total of 800 jobs over two years. Job gains are forecast in the telecommunications and non-telecommunications sub-sectors of Information.

Natural Resources and Mining (“NRM”):  The NRM sector is forecast to gain 200 jobs (1.3%) in 2015 and 200 jobs (1.8%) in 2016 for a total of 400 jobs over two years.

Conclusion

Arizona is projected to gain 119,700 Nonfarm jobs over the two projected years (2015 & 2016). This represents a growth rate of 4.7 percent over the two projected years.  An over-the-year gain of 56,600 jobs (2.2%) is projected in 2015 and 63,100 jobs (2.4%) in 2016. Arizona’s Nonfarm employment is forecast to grow at a modest rate in 2015and gain additional momentum in 2016.  This is consistent with improvement seen in other economic indicators.

As of December 2014, Arizona has recovered approximately 73.9% of jobs shed from the prerecession peak. Many economic fundamentals in Arizona continue to improve. All of the eleven major sectors are expected to grow over the two forecast years. Home prices continue to increase but are still well below prerecession peak levels. Population is expected to grow gradually through 2016.

All major sectors of the Arizona economy are projected to gain jobs during the 2014-2016 forecast time period.  Educational and Health Services is projected to add 29,900 jobs, the most jobs of any sector.  Other sectors with large projected gains include Leisure and Hospitality (23,300 jobs), Trade, Transportation and Utilities (21,100 jobs), Professional and Business Services (18,500 jobs), and Financial Activities (12,400 jobs). Smaller gains are forecast in Manufacturing (4,500 jobs), Other Services (3,300 jobs), Government (2,800 jobs), Construction (2,800 jobs), Information 800 jobs) and Natural Resources and Mining (400 jobs).

Some sectors are forecast to have a higher employment growth rate while others have a lower rate when compared to the overall Nonfarm employment growth rate of 4.7 percent. The growth rate over the 2014-2016 forecast period for the four sectors projected to grow at a faster rate than the overall Nonfarm employment rate in descending order of magnitude are Leisure and Hospitality (8.2%), Education and Health Services (7.7%), Financial Activities (6.4%), and Professional and Business Services (4.8%).  The remaining seven sectors forecast to grow at a slower rate than Nonfarm employment are Trade, Transportation, and Utilities (4.3%), Other Services (3.7%), Natural Resources and Mining (3.1%), Manufacturing (2.9%), Construction (2.3%), Information (1.9%), and Government (0.7%).

Although Arizona economy continues to feel some after effects of policies that were enacted post-recession, the major impacts of these policies are behind us and Federal Government does not appear to be a strong drag on the economy. Compared to prior recessions, the weak employment recovery is in large part due to lack of new construction.  However, the economic fundamentals continue to improve.

There are many positive indicators suggesting improvement in the overall economy.  Economic indicators such as: GDP, employment, industrial production, wholesale and retail sales, capacity utilization rate, household net worth, income levels, consumer spending, residential real estate markets, private domestic investment are showing an improvement since the recession.  Despite some job growth and lowering in the unemployment rate, many consumers both in the U.S. and Arizona continue to face employment insecurity, lower wages and high debt.  Constrained budgets persist for a large majority of households inhibiting their spending ability.  The lower gas prices are expected to provide some relief and increase the disposable household income.

The federal, state, and local governments face headwinds with regards to budget uncertainty.  Uncertainty causes challenges in investment as assessment of effective demand in the economy become difficult. Although the US exports are growing, a rising dollar poses concern. On the negative side, rising dollar could hurt exports. On the positive side, it is expected to make imports cheaper and help control inflation.  China's national economy grew an annual 7.4 per cent in 2014, slowest since 1990.  This deceleration in China’s economy could impact its trading partners.  The global economy continues to be in low gear, and hope that the tailwinds of lower oil prices and international monetary stimulus would provide a modest boost to growth.  There are also risks associated with uncertainties as mentioned above.  However, we believe the positive factors listed above outweigh the uncertainties in support of our forecast.

Update - First Quarter 2015

Arizona’s seasonally adjusted unemployment rate dropped three-tenths of a percentage point from 6.5% in February 2015 to 6.2% in March 2015. The U.S. seasonally adjusted unemployment rate remained unchanged at 5.5% in March. A year ago, the Arizona seasonally adjusted rate was 7.0% and the U.S. rate was 6.6%.

Arizona added 5,600 Nonfarm jobs (0.2%) over the month in March. This was less than half the ten-year (’05-’14) average job gain of 11,400 jobs and post-recession (’10-’14) average of 12,700 jobs. The Private Sector gained 6,100 jobs, significantly below the post-recession (’10-’14) average gain of 13,500 jobs. Government lost 500 jobs this March, slightly below the historic ten-year (’05-’14) and post-recession (’10-’14) average loss of 800 jobs.

Over the Month by Industry Sector

Seven of the eleven major sectors added jobs and four reported losses over the month in March 2015. Leisure and Hospitality reported the largest gain (5,400 jobs) while Professional and Business Services recorded the largest loss (-2,600 jobs).

Leisure and Hospitality added 5,400 jobs over the month (1.8%), similar to the ten-year (’05-’14) average gain of 5,300 jobs. The gain, however, was below the post-recessionary (’10-’14) average March gain of 6,300 jobs. Within Leisure and Hospitality, Arts, Entertainment, and Recreation (3,600 jobs) added the most jobs, the largest gain on record for any month for that sector (’90-’15). Accommodation and Food services added 1,800 jobs from Food Services and Drinking Places (1,200 jobs) and Accommodations (600 jobs).

Education and Health Services gained 1000 jobs (0.3%) over the month in March, less than the historic ten-year average increase of 1,600 jobs and slightly below the post-recessionary (’10-’14) average of 1,200 jobs. Health Care and Social Assistance added 1,100 jobs. All gains were in Health Care with Ambulatory Health Care Services (900 jobs) and Hospitals (200 jobs) adding jobs, and Nursing and Residential Care Facilities remaining flat. Social Assistance was flat and Educational Services lost 100 jobs.

Trade, Transportation and Utilities added 900 jobs (0.2%) over the month. Trade overall posted 900 more jobs in March. Wholesale Trade gains (1,000 jobs) were slightly offset by losses in Retail Trade (-100 jobs). Within Retail Trade, Building Material, Garden Supply (700 jobs) and Furniture and Home Furnishings (100 jobs) both added jobs while Clothing and Accessories (-600 jobs) and Motor Vehicle and Parts (-300 jobs) lost jobs. The remaining Retail Trade subsectors, namely General Merchandise and Food and Beverage, were both flat. Utilities increased employment by 100 jobs, while Transportation and Warehousing lost 100 jobs.

Construction added 700 jobs (0.6%) over the month, half the historic ten-year (’05-’14) average gain of 1,400 jobs. The post-recessionary (’10-’14) March average for Construction is a gain of 1,500 jobs. Gains within Specialty Trades (1,000 jobs) were partially offset by losses in Heavy Construction (-200 jobs) and Building Construction (-100 jobs).

Financial Activities gained 300 jobs (0.2%), on par with the historic ten-year (’05-’14) average of 300 jobs and post-recessionary (’10-’14) average of 200 jobs. Finance and Insurance added 500 jobs, primarily from Insurance Carriers and Related Activities (400 jobs). Credit Intermediation and Related Activities (200 jobs) also increased employment, while Securities, Commodity Contracts (-100 jobs) posted a small loss. Real Estate and Rental and Leasing also lost 200 jobs.

Other Services (600 jobs; 0.6%) and Information (400 jobs; 0.9%) gained jobs. Within Information, the only reported sector of Telecommunications remained flat.

Government recorded losses over the month, shedding 500 jobs (-0.1%). Slight gains in Federal (300 jobs) and State Government (100 jobs) were eclipsed by losses in Local Government (-900 jobs). The majority of losses within Local Government were from Local Government Education (-1,200 jobs).

Professional and Business Services had the largest employment loss (-2,600 jobs; -0.7%), likely stemming from gradual reductions in temporary staff following the holiday season and other special events such as the Super Bowl and Pro Bowl. Job gains are typical for March, as evidenced by both the historic ten-year (’05-’14; 2,200 jobs) and post-recessionary (’10-’14; 2,800 jobs) averages. Both Professional, Scientific, and Technical Services (600 jobs) and Management of Companies and Enterprises (200 jobs)

added jobs. The losses were in the Administrative and Support and Waste sector (-3,400 jobs). Within Administrative and Support and Waste, only Business Support Services (100 jobs) increased employment. Job losses were observed in Employment Services (-2,300 jobs) and Services to Buildings and Dwellings (-500 jobs).

Manufacturing lost 400 jobs (-0.3%). Within Manufacturing, Durable Goods (200 jobs) added employment primarily from gains (400 jobs) in unreported sectors. Of the reported sectors, Fabricated Metal (100 jobs) added jobs while Aerospace Products and Parts (-200 jobs) and Computer and Electronic Parts (-100 jobs) recorded losses. Nondurable Goods lost 600 jobs.

Natural Resources and Mining also lost 200 jobs (-1.6%).

Over the Year

Arizona gained 66,700 Nonfarm jobs (2.6%) over the year in March 2015. This brings the three month average over-the-year growth rate to 2.6%. This is the highest first-quarter average over-the-year gain in Nonfarm employment since 2007. The Private Sector added 63,600 jobs (3.0%). Government added 3,100 jobs (0.7%). Nine of the eleven major sectors reported gains and two reported losses.

Education and Health Services had the largest over-the-year gain, adding 15,100 jobs (4.0%). Educational Services grew 7.0% over the year (4,100 jobs), bringing the average for the first quarter of 2015 to 7.2%. Health Care added 9,300 jobs from gains in Ambulatory Health Care Services (6,100 jobs), Hospitals (2,700 jobs), and Nursing and Residential Care Facilities (500 jobs). Social Assistance added 1,700 jobs (3.9%).

Professional and Business Services gained 13,700 jobs (3.6%) over the year. Professional, Scientific and Technical Services added 4,700 jobs (3.6%) which was the highest over-the-year change since August 2007. Administrative and Support and Waste gained 8,200 jobs (3.8%), from gains in Employment Services (5,100 jobs), Business Support Services (2,800 jobs), and Services to Buildings and Dwellings (600 jobs). For the Business Support Services sector, this marks the 27th month of over-the-year growth above 4%. Management of Companies and Enterprises also added jobs (800 jobs).

Trade, Transportation and Utilities added 11,800 jobs (2.4%) over the year. Trade added 8,400 jobs primarily from Retail Trade (8,000 jobs) and a small gain from Wholesale Trade (400 jobs). Within Retail Trade, gains were reported in the subsectors of General Merchandise (1,500), Furniture and Home Furnishings (1,100 jobs), Motor Vehicles and Parts (1,000 jobs), Building Material, Garden Supply (600 jobs), and Food and Beverage (500 jobs). This was the largest over-the-year gain for Furniture and Home Furnishings since September 2006. Clothing and Accessories lost 1,100 jobs, making it the 12th consecutive month of reported over-the-year losses. Transportation, Warehousing, and Utilities added 3,400 jobs with gains primarily from Transportation and Warehousing (3,300 jobs) in unreported sectors.

Leisure and Hospitality added 9,700 jobs (3.3%) over the year. Arts, Entertainment and Recreation added 5,000 jobs, the largest gain on record since 1991. Accommodation and Food Services also added jobs (4,700) with gains in both Accommodation (200 jobs) and Food Services and Drinking Places (4,500 jobs).

Other Services recorded a gain of 7,200 jobs (8.2%) over the year.

Financial Activities added 4,500 jobs (2.4%) over the year. Finance and Insurance added 5,000 jobs from Insurance Carriers and Related Activities (3,100 jobs), and Securities, Commodity Contracts (1,300 jobs), and Credit Intermediation and Related Activities (600 jobs). Real Estate and Rental and Leasing lost 500 jobs.

Government recorded gains of 3,100 jobs (0.7%) over the year. Gains in State (2,800 jobs) and Local Government (300 jobs) were driven by State Education and Local Education, which added 2,500 jobs and 500 jobs respectively. Federal Government employment was flat over the year.

Construction added 1,900 jobs (1.5%) over the year. Gains in Specialty Trades (3,800 jobs) were partially offset by losses in Heavy Construction (-1,300 jobs) and Building Construction (-600 jobs).

Information added 600 jobs over the year.

Manufacturing (-500 jobs) and Natural Resources and Mining (-400 jobs) lost jobs over the year.

Summary

Arizona’s seasonally adjusted unemployment rate dropped three-tenths of a percentage point from 6.5% in February 2015 to 6.2% in March 2015. The U.S. seasonally adjusted unemployment rate remained unchanged at 5.5% in March 2015. A year ago the Arizona seasonally adjusted rate was 7.0% and the U.S. rate was 6.6%.

Arizona added 5,600 Nonfarm jobs (0.2%) over the month in March 2015. This was less than half the ten-year (’05-’14) average job gain of 11,400 jobs and post-recession (’10-’14) average of 12,700 jobs. The Private Sector gained 6,100 jobs, significantly below the post-recession (’10-’14) average gain of 13,500 jobs and the historic ten-year (’05-’14) average gain of 12,200 jobs. Government lost 500 jobs this March, slightly below the historic ten-year (’05-’14) and post-recession (’10-’14) average loss of 800 jobs. Seven of the eleven major sectors added jobs and four reported losses over the month in March. Leisure and Hospitality reported the largest gain (5,400 jobs). Gains in Leisure and Hospitality were below the post-recessionary (’10-’14) average March gain of 6,300 jobs. Gains in Education and Health Services of 1,000 jobs (0.3%), were also below the ten-year (’05-’14) average of 1,600 jobs and slightly below the post-recessionary (’10-’14) average of 1,200 jobs. Gains in Trade, Transportation and Utilities of 900 jobs (0.2%), were slightly below the historic ten-year (’05-’14) average again of 1,000 jobs. Construction added 700 jobs over the month, half the ten-year (’05-’14) average gain of 1,400 jobs. Financial Services gained 300 jobs, on par with the historic ten-year (’05-’14) average for March. Government (-500 jobs), Manufacturing (-400 jobs) and Natural Resources and Mining (-200 jobs) all posted losses. Professional and Business Services reported the largest loss of 2,600 jobs (-0.7%) primarily from losses in Employment Services (-2,300 jobs). Services to Buildings and Dwellings also lost 500 jobs.

Over the year, Arizona’s Nonfarm employment increased by 66,700 jobs (2.6%) in March 2015. The Private Sector accounted for most of the gains (63,600 jobs) with Government only adding 3,100 jobs over the year. Nine of the eleven major sectors reported job gains and two sectors reported job losses. Education and Health Services reported the largest gain of 15,100 jobs. The majority of these were reported in Health Care and Social Assistance which added 11,000 jobs. Professional and Business Services followed with a gain 13,700 jobs. Other sectors with job gains were Trade, Transportation and Utilities which added 11,800 jobs followed by Leisure and Hospitality (9,700 jobs), Other Services (7,200 jobs), Financial Activities (4,500 jobs), Government (3,100 jobs), Construction (1,900 jobs), and Information (600 jobs). Over the year job losses were observed in Natural Resources & Mining (400 jobs) and Manufacturing (500 jobs).

State Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax.  The State expends money on a variety of programs and services, the most significant of which include education (both kindergarten through twelfth grade (“K-12”) and higher education), health and human services, correctional programs, transportation and debt service.

General Fund

The monies of the State are segregated into the General Fund and various other funds, including special agency and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

State Budget

The State’s fiscal year begins on July 1 and ends on June 30 of the next calendar year.  State laws specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the “Governor’s Budget”).  Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.  Following the Governor’s Budget, the Joint Legislative Budget Committee (“JLBC”) staff releases a proposed legislative budget for the next fiscal year.  The Governor’s Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”).  The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.

Economic and Demographic Information

Located in the country’s sunbelt, Arizona continues to be one of the fastest growing areas in the United States.  Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Geographically, Arizona is the nation’s sixth largest state in terms of area (113,417 square miles).  It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona -rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits.  These topographical areas all have different climates, which have distinctively influenced development in each region.  Land ownership is vested largely in the federal and State governments: 42.2% is owned by the federal government; 27.6% is held as Federal Trust Land (Indian), 17.5% is privately owned and 12.7% is held by the State.

Arizona is divided into 15 counties.  Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 84% of total wage and salary employment in Arizona, based on 2011 estimates.  Located within Maricopa County is the greater

Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities include Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale.  Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State’s second most populous city.

The State Budget and Appropriations Process

General

Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State.  The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures.  Thereafter, the staff of the JLBC analyzes the Governor’s Budget and recommends an alternative budget.  Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills.  State agencies are then responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations.  The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.

The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity.  The General Fund is used for all financial resources except those required to be accounted for in another fund.  General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as “sales tax”), income (individual and corporate), motor vehicle, insurance premium and other taxes.  Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process

Over the years, a number of laws have been enacted, often through voter initiatives, which have increase the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature.  If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor.  If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature.  This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption form a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature.  In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

Budget Reserves - Budget Stabilization Fund (BSF)

The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State’s high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature.  No operating expenditures may be directly incurred from monies in the BSF.  Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.

Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund.  The balance in the BSF was estimated to be approximately $459 million for the 2015 fiscal year.

Sources of Tax Revenue

The following is a summary of the State’s major tax revenues.

Sales and Use Tax

The Arizona transaction privilege tax is commonly referred to as a sales tax, but it is actually a tax on the privilege of doing business in Arizona. The tax may be passed to the consumer but it is actually levied on the vendor.  The tax is levied on the gross receipts of a taxable business less any applicable deductions and in the amounts to be determined by the application of tax rates against such gross receipts. The tax is imposed on a variety of business classifications, including, without limitation, retail sales, restaurants, prime contracting, and personal property rentals.

The Arizona use tax is imposed at the same rates as the transaction privilege tax on consumers of tangible personal property that is used, consumed or stored in the State.  Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales.  Use tax also applies to most leases of tangible personal property.

Personal Income Tax

The Arizona personal income tax is closely modeled after the Federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions).  Personal, dependent, and other credits are allowed against the gross tax liability.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

Corporate Income Tax

The corporate income tax is levied on corporations that engage in business within Arizona.

State Expenditure Limit

Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits.  Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.

The Governor’s Office of Strategic Planning and Budgeting (“OSPB”), in consultation with the staff of the JLBC, is required by statute to report the appropriations subject to the Constitutional limit.  This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years.  The most recent calculations prepared by OSPB indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were estimated to be 6.25 percent for fiscal year 2013, 6.59 percent for fiscal year 2014 and 7.41 percent for fiscal year 2015.

Retirement Benefits

The State contributes to four separate defined benefit pension plans for the benefit of all full-time employees and elected officials.  The Arizona State Retirement System (“ASRS”), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.  The effect of the increase in ASRS’ unfunded liabilities on the State, or on the State’s and its employees’ future annual contributions to ASRS, are projected to increase in future years.  The Arizona Public Safety Personnel Retirement System (“PSPRS”), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in PSPRS’ unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to thePSPRS, cannot be determined at this time.  The Corrections Officers Retirement Plan (“CORP”), an agent multiple-employer defined benefit plan that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in CORP’s unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the CORP, cannot be determined at this time.  The Elected Officials Retirement Plan (“EORP”), a cost-sharing, multiple employer defined benefit plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”).  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially.  The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.

General Profile

Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.

Economic Conditions and Outlook

Colorado’s economy grew out of a recovery into a mid-cycle expansion nearing full employment in 2014. Although the national economy lagged Colorado’s throughout the recovery, it is expected to hit mid-cycle this year. Low oil prices are expected to slow the pace of Colorado’s expansion in 2015. Nationwide, low oil prices will be a net positive outside of the oil producing states, boosting growth. The expansion and inflationary pressure will be moderated over the forecast period by tightening monetary policy.

The biggest risk to expectations for Colorado’s economy is the trajectory of oil prices and its impact on employment and income growth in Denver and the northern Front Range. Oil prices decreased precipitously in the second half of 2014, from more than $100 per barrel in June to less than $50 per barrel in January, 2015.

The impact of the price drop on future drilling activity in Colorado will depend on the length of time that prices remain at or below current levels. This forecast assumes that oil prices will begin to rise gradually through 2015, and that oil production in Weld County and the broader Niobrara formation will remain strong, though at a somewhat reduced level, throughout the forecast period.

The biggest impact on the Colorado economy will come in the form of reduced investment and capital expenditures by the oil industry. The Denver Post has reported that nine oil companies recently announced a combined total of $2 billion in reduced capital expenditures within Colorado. Other sectors of the economy, including the financial and banking sectors, construction, manufacturing, professional and business services, and health care have strong momentum, with low debt, strong earnings, and growing consumer demand. Cutbacks in the oil industry, therefore, are expected to be a moderating influence in employment, wages, and income gains in the Denver metropolitan area and the northern Front Range.

History shows that economists and financial markets are dismally bad at predicting even the direction of oil prices. Forecasts published by prominent economists expect a wide variation in prices for the rest of the year, with some predicting them to fall to less than $30 before summer, and others expecting them to steadily recover to $80 by the end of the year. Those predicting that oil prices will continue to fall point to a continuously building oversupply of oil, evidenced by the recent surge in the nation’s stock inventories of crude oil. Oil production continued at high levels through at least October in Colorado and December nationwide — the most recent data available.  Production is likely to have fallen off as the number of oil rigs operating in both Colorado and the nation has dropped. Those predicting steady gains in oil prices point to a rebalancing of the market, as a slowly strengthening global economy increases demand, while reductions in global production reduce supply.

Many of the improvements in Colorado’s economy have been concentrated in the Denver area and along the northern portion of the Front Range. Other regions have grown more slowly and are lagging behind. In Colorado Springs, Pueblo, Grand Junction, and rural areas of the state, average home prices remain below their pre-recession peaks. Agricultural production has been slow in some southern areas of the state, which still suffer from drought.

Gross Domestic Product

The nation’s gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 2.6 percent in the fourth quarter of 2014, down from 5.0 percent growth during the previous quarter. Consumer spending added an annualized 2.9 percent to GDP, its largest contribution since the Great Recession. Growth in private investment was comparable to that attained during the previous quarter, though most investment growth was attributable to a buildup in business inventories.

The deceleration in the fourth quarter was caused by declines in government spending and net exports. Federal defense spending fell by 3.3 percent, its largest decline in a single quarter since early 2011 when troops returned home following the end of Operation Iraqi Freedom. A strong dollar and a weak global economy outside of the United States contributed to 2.2 percent growth in imports, outpacing a negligible increase in exports.

For 2014, national economic output grew 2.5 percent, down from 3.1 percent growth during the previous year. The slowdown reflects an anomalous contraction during the first quarter of 2014, a result of cold weather, below-trend net exports, and a buildup in business inventory at the end of 2013. National economic output is expected to accelerate in 2015, with business growth enticing investment and added employees spurring additional consumer spending. Performance in the first quarter may be weaker than during the rest of the year, owing to an unusually strong dollar and another unusually cold winter.

• Growth in the nation’s economy will trend at or above 3.0 percent for the remainder of the forecast period. Growth will average 3.2 percent in 2015 before growing 3.0 percent in 2016.

Business Income and Activity

Business activity continues to drive the recovery in other areas of the economy. Corporate profits and proprietor’s income continue to set all-time highs. Profits are being augmented by favorable corporate credit conditions and accelerating growth in consumer spending, although profit margins are expected to narrow because of tightening labor market conditions. Additionally, businesses are investing in themselves, with spending on equipment and intellectual property growing at above-trend rates.

Businesses are healthy across most sectors. Three indicators of conditions in manufacturing: the Institute for Supply Management’s (ISM) manufacturing index, the Federal Reserve’s industrial production index, and new manufacturing and durable goods orders each indicate healthy industrial activity, though manufacturing orders declined in late 2014 after spiking during the summer. Manufacturing drives supply for wholesale and retail trade, and increased production reflects stronger consumer demand.   Conditions for service providers continue to improve; for both ISM indices, a value above 50 represents expansion.

Monetary Policy and Inflation

The Federal Open Market Committee (FOMC) has two goals: to promote both full employment and price stability nationwide. Over the last five years, low inflationary pressure has allowed it to focus on restoring full employment following the Great Recession. It has done this by holding both short- and long-run interest rates very low and expanding the assets on its balance sheet to spur recovery in the broader economy.

The Federal Reserve expanded its assets from less than $1 trillion in early 2009 to more than $4 trillion in 2014 through three rounds of “quantitative easing,” or the purchase of long-term U.S. treasuries and mortgage-backed securities. These purchases, which resulted in an unprecedented expansion of the U.S. money supply, were in response to an unprecedented event in U.S. credit markets, which seized up in the fall of 2008.

The purchases reduced long-term interest and mortgage rates and put money into the U.S. banking system, allowing it to rebuild within a constrained credit environment while meeting increased demands from its regulators. Over the last few years, a healing credit market translated into gradual improvements in the real economy, as household and business balance sheets improved and access to credit for credit-worthy households and businesses slowly thawed.

However, as the imbalances in the real economy continue to slowly heal, the FOMC has begun to transition away from these very loose policies and to carefully communicate its plans for future tightening to prevent price instability. After increasing its balance sheet by purchasing long term securities at a pace of $85 billion a month in 2013, the Federal Reserve gradually reduced monthly purchases in 2014 and eventually ended the quantitative easing program in October. Although the FOMC is no longer expanding its balance sheet, it is expected to maintain current asset levels by purchasing securities to replace those that mature through early 2016, after which it is expected to allow assets to fall as securities mature.

The quantitative easing program targeted long run interest rates. However, the FOMC also influences short term interest rates by adjusting the Federal Funds rate. This is the rate banks charge to lend money to each other overnight and influences the cost of credit throughout the economy. The FOMC is paying close attention to the balance between inflation and economic growth, especially growing strength in the nation’s labor market. Although employment has begun to grow at rates consistent with a decrease in the Federal Funds rate, wages nationwide have yet to show strong gains. In general, as long as wage pressure remains muted and the nation’s inflation rate remains below or near 2 percent, the Federal Reserve will have flexibility as it looks toward raising rates. The Federal Reserve is expected to begin open market operations to raise the Federal Funds rate at some point during the summer or fall of 2016.

 The full consumer price index for the nation increased 1.6 percent in 2014, while the core index (excluding the volatile food and energy sectors) increased 1.7 percent. Meanwhile, the full and core indices in the Denver-Boulder-Greeley area increased 2.8 percent and 2.9 percent, respectively. Gains in the overall economy and real estate markets in the central and northern Front Range were much stronger than gains nationwide in 2014, which contributed to stronger gains in most consumer prices, but especially the cost of housing.

• Increasing faster than the nation’s, Colorado’s consumer prices are exhibiting inflation rates closer to the historical norm for periods of economic expansion. The Denver-Boulder-Greeley consumer price index is expected to increase 2.6 percent in 2015. Fixed costs, especially utilities, rent, and housing, are the largest contributors to the state’s inflation rate. Continued economic growth and wage pressure is expected to offset reduced energy prices. Nationwide, consumer prices are expected to increase 1.5 percent in 2015.

Colorado Exports

US exports to foreign countries grew 3.7 percent between the third quarter of 2013 and the third quarter of 2014, after growing at rates below 3.0 percent during each of the prior two years. Most of the acceleration is attributable to increasing output from US businesses, especially durable goods manufacturers. Exports, however, continue to grow modestly relative to other areas of the domestic economy. This trend is expected to continue for as long as the global economy remains sluggish.

International trade is highly dependent on foreign exchange markets. Because US goods and services are priced in US dollars, consumers in foreign countries will find these products more expensive when the US dollar appreciates relative to their local currencies. Since the fall of 2014, the US dollar has appreciated quickly relative to the Canadian dollar, Mexican peso, Japanese yen, and the Euro.

Colorado’s exports to foreign countries fell 2.9 percent year-to-date through November 2014 compared with the same period in 2013. Most of the decrease is attributable to falling exports to the state’s most important foreign market, Canada, as a result of currency conditions. Colorado’s export industry is highly concentrated in the Denver, Greeley, Colorado Springs, Boulder, and Fort Collins metropolitan statistical areas; in 2013, nearly 96 percent of the state’s exports originated in these cities.

Labor Market

The labor market is generally the last sector of the economy to fully recover following a recession precipitated by a financial crisis. The labor market in Colorado and the nation improved in 2014, with accelerating job growth and unemployment falling to levels at or near rates that historically would have indicated strong economic expansion. However, considerable slack remains nationally. In particular, the number of discouraged workers and people working part time for economic reasons remains high amidst a stubbornly high duration of unemployment for those still looking for work. Until this slack is eliminated, wage pressure will be muted.

Since the end of the recession in June 2009, both the nation and Colorado have regained and exceeded all of the jobs lost during the Great Recession. National employment exceeded its pre-recession peak in April 2014, while Colorado exceeded its pre-recession peak in March 2013.

The nation added 3.1 million nonfarm jobs between December 2013 and December 2014, an average of 260,000 per month. In January and February of 2015, employment growth has averaged 267,000 per month. Growth has been widespread, with gains in all private employment sectors and every region of the country. While federal government employment declined by 5,000 jobs in 2014, state and local government employment increased, resulting in an overall increase in government employment by 47,000, or 0.2 percent.

The labor market in Colorado began to improve earlier than the national economy and is therefore farther along in the business cycle. On average, Colorado firms added 79,100 jobs between 2014, representing growth of 3.3 percent. Employment growth of 3.3 percent would be the fastest growth rate since 2000, when employment grew 3.8 percent and population growth was 2.4 percent.

Colorado’s unemployment rate was 4.2 percent in December 2014 and January 2015, the lowest rate since January 2008. Nationwide, the unemployment rate fell to 5.5 percent in February 2015, down from 6.7 percent a year before. The Bureau of Labor Statistics’ (BLS) primary unemployment rate considers people who do not have a job and who have sought one during the previous four weeks. The BLS also publishes an underemployment rate, which measures the percentage of people who do not have a job but have sought one during the previous 12 months, and people working part time for economic reasons. The Colorado underemployment rate averaged 9.4 percent in 2014, down from an average of 12.5 percent in 2013. The nation’s underemployment rate averaged 11.9 percent in 2014, and was 11.0 percent in January 2015, down from 12.6 percent a year earlier.

The gap between the headline unemployment and underemployment rates is a valuable indicator of slack in the labor market, and tends to be about 4 percentage points when the economy is at full employment. In Colorado, this gap has narrowed from 7.2 percentage points in FY 2009-10 to 5.1 percentage points in 2014. Nationwide, the gap has fallen, though not as much as in Colorado. The headline unemployment rate will fall more slowly in 2015 than in 2014, but the underemployment rates should continue to fall quickly. Colorado’s gap has fallen to levels indicative of a healthy job market that would be expected to produce wage pressure. This is expected to happen nationwide by the end of 2015.

Employment growth in Colorado has been broad based. The construction industry added the most jobs (14,500 positions) and employment in the mining and logging industry also grew 11.3 percent in 2014, the decline in oil prices is expected to reduce employment in this sector in 2015. The information industry and the Federal government were the only sectors to lose employment in 2014. The information industry is primarily comprised of book and newspaper publishers, media outlets, and telecommunications firms.

• The labor market will continue to improve in the nation and the state throughout 2015 and 2016. Slack in the oil and gas industry is expected to slow Colorado job growth from 3.3 percent in 2014 to 2.6 percent in 2015. Nationally, nonfarm employment is expected to grow 2.3 percent in 2015 and 2.2 percent in 2016.

• The unemployment rate in Colorado will average 4.2 percent in 2015 and 4.1 percent in 2016. The unemployment rate in Colorado is expected to moderate in 2015 and 2016 because more people will enter the labor force or move into the state as jobs become available. Nationally, the unemployment rate will decline as more people find jobs, averaging 5.4 percent in 2015 and 5.0 percent in 2016.

Households and Consumers

Household income and consumption is increasing as the economy improves. Since 2010, both personal income and wages and salaries in Colorado have outpaced national growth. Through the first three quarters of 2014, personal income in Colorado increased 5.4 percent compared with
3.8 percent nationally. The largest contributor to personal income is wages and salaries, which increased 6.0 percent and 4.2 percent in Colorado and the nation, respectively.

Because households have more income, they have increased consumption. Retail trade, one measure of consumption, increased 4.0 percent in 2014 for the nation. Retail trade in Colorado increased 7.4 percent in the first six months of 2014 compared with the same period in 2013. Lower sales at gas stations reflect the lower price of gas, which declined 2.8 percent between 2013 and 2014; the declines were even larger in

November and December. Because consumers were spending less on gas, they were able to increase consumption in other retail sectors, like automobiles and hardware stores. In addition to spending more on other goods, it appears that consumers are using their increased disposable income from lower fuel costs to save or pay down debt.

• The improving labor market will help boost Colorado personal income 5.4 percent in 2014 and 5.4 percent in 2015. The combination of a healthy labor market, slow gains in oil prices and production, and rising interest rates on savings will help personal income growth accelerate to 6.6 percent growth in 2016.

• Colorado retail sales are expected to grow 7.1 percent in 2014. Growth is expected to remain healthy, but slow to 5.9 percent in 2015 as households and consumers in the broader economy enjoy continued economic growth amidst lower oil prices.

Residential Housing Market and Construction

In Colorado, the housing market has recovered to become an important driver of economic growth. Falling unemployment, low mortgage interest rates, and a limited inventory of homes for sale are all factors contributing to higher home prices and increased levels of construction. The increase in home prices, however, is not uniform nationwide. Unlike many other large cities nationwide where lower home prices mean that a number of mortgages remain underwater, values for most Colorado homes are above their pre-recession peak. As of December 2014, Denver home prices were 13.5 percent above pre-recession peak levels. In contrast, home prices in 18 of the other cities comprising the 20-city Case Schiller index ranged from 4 percent to 41 percent below these peak levels. Overall, the 20-city composite index remained 16.3 percent lower than its pre-recession peak.

Recent data on distressed sales provides further evidence that home prices nationwide have not fully recovered. Nationally, distressed sales accounted for 12.8 percent of total home sales in December, 2014. This compares to the pre-recession level of about 2.0 percent. The four cities with the largest share of distressed sales (Miami at 24.7 percent, Tampa at 24.0 percent, Chicago at 23.6 percent, and Las Vegas at 19.8 percent) are among the five cities with the largest decrease in home prices from their pre-recession peak shown above.

While the Colorado housing market is strong, it is not improving at equal rates across the state.  Average prices increased in every metropolitan statistical area (MSA) in the state over the past year. Residential construction and the housing market have improved the most in Denver and the northern parts of the Front Range. Home prices in the Boulder, Denver, Fort Collins and Greeley MSAs are all above these peak levels. In other regions, particularly southern Colorado and the Western Slope, lower demand has resulted in a slower recovery in housing prices. In particular, housing prices in Grand Junction remain at only about 80 percent of pre-recession peak levels.

Residential construction in Colorado is outpacing the nation, particularly in single family homes, and multi-family construction is brisk both in Colorado and the nation. Single family home starts increased 4.7 percent nationwide through December, while the number of permits granted in Colorado for single family homes increased 11.6 percent through October over year ago levels. Multi-family starts nationally increased 17.1 percent through December, while multi-family permits in Colorado increased 13.6 percent through October compared with year ago levels.

• The housing market will benefit from gradual improvements in mortgage lending standards and a strengthening labor market both nationwide and in Colorado through the forecast period. In Colorado, permits for residential construction rose 6.7 percent in 2014, and are expected to increase 9.0 percent in 2015 and 7.4 percent in 2016.

Nonresidential Construction

Despite a slowdown in the last two months of 2014 that was primarily caused by severe weather conditions in many parts of the country, nonresidential construction continued to expand in 2014. Spending on nonresidential construction projects increased 11 percent nationwide in 2014. Low vacancy rates and lower input costs, specifically oil and copper prices, have helped the industry. The number of new public construction projects remains low, but many areas are still recovering from a large pullback from the impact of federal stimulus programs. A shortage of skilled workers remains a concern for many in the nonresidential construction industry.

The value of nonresidential construction in Colorado increased 18.3 percent in 2014. Nonresidential construction was buoyed by several large projects in the downtown Denver area. Over 600,000 square feet of office space was added and the $350 million dollar mixed-use Union Station development project was completed last year. Construction will continue to improve as the absorption rate for office and commercial properties continue to increase. In addition, nonresidential construction will benefit from several school construction bonds passed last November. The Boulder Valley School District's $576.5 million capital construction bond issue is the largest bond for a school district in Colorado history.

• Nonresidential development will continue to grow throughout the forecast period, both in Colorado and the nation. In Colorado, the dollar value of nonresidential construction is expected to increase 7.3 percent in 2015.

Agriculture

The agriculture industry benefited from good weather in 2014, which helped boost production of field crops. Increased production drove down costs, so farm profits were stable nationally. Lower prices for feed like corn and hay helped livestock producers lower their costs.

Similar to national trends, Colorado farmers and ranchers experienced good weather and were able to increase production. After extremes of the drought and then a flood in 2013, soil moisture levels were more normal in most parts of the state in 2014. This helped to boost corn production in Colorado by 14.9 percent, hay production by 21.3 percent, and wheat production by 116.5 percent on a year-over-year basis. Prices for these commodities fell by between 11.1 percent and 32.7 percent. The net effect of the increased production and lower prices was a 2.2 percent increase in the value of corn produced in Colorado in 2014, a 7.5 percent increase in the value of hay, and a 85.9 percent increase in the value of wheat produced.

Animals and animal products account for more exports from Colorado than crops. The inventory of cattle and calf in the state decreased 14.8 percent between January 1, 2014 and January 1, 2015. Higher prices have led to a 30.0 percent increase in the value of cattle and calf between the same period in time.

Above average temperatures in the state through February 2015 are helping the winter wheat crop in Colorado. There was some concern that little snow cover in January allowed roots to be exposed, but those concerns have abated with snowfall in the second half of February. As of March 2, 2015, statewide snowpack levels were 88 percent of average, but some areas of the state were below that. The San Luis Valley and Southwest snowpack levels were 84 percent and 69 percent of normal, respectively. The winter snowpack helps to determine the moisture in the soil and the water available for irrigation during spring and summer when the majority of crops are grown.

Summary

The Colorado economy is expected to grow at rates at or above its historical trend through the remainder of the forecast period. The labor market continues to improve with more jobs and fewer people looking for work. These labor market improvements have begun to put upward pressure on wages, giving households more money to save and spend. Healthier households will boost consumer spending and business activity, fueling more growth in earnings and investments. Because of momentum in the economy, the Federal Reserve is expected to begin to slowly raise short-term interest rates as early as this summer.

Economic growth will be moderated over the forecast period by tightening monetary policy and a weak global economy. Although low oil prices are expected to be a boost for the economy nationwide, the boost will be offset by lower production and income in the oil industry. Low oil prices are expected to moderate the pace of Colorado’s expansion in 2015, primarily in the Denver Metropolitan area and the northern Front Range.

There have been several periods during the recovery and now expansion when the labor market seemed to be improving and then loses momentum. This forecast assumes that the economy will continue to build momentum and that the improvement in the labor market will translate into increases in wages and salaries. However, the strength in the economy could dissipate as it did during prior periods in the recovery. In addition, the Federal Open Market Committee continues to signal future tightening in monetary policy. This will require balancing the need to maintain price stability and economic growth.

The biggest risk to expectations for Colorado’s economy is the trajectory of oil prices and its impact on employment and income growth in Denver and the northern Front Range. This impact will depend on the length of time that prices remain at or below current levels. This forecast assumes that oil prices will begin to rise gradually through 2015, and that oil production in Weld County and the broader Niobrara formation will remain strong, though at a somewhat reduced level, throughout the forecast period. If oil prices fall further or do not recover as quickly, economic growth in Colorado may be slower than currently anticipated.

State Financial Information

The State Treasurer

The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer’s care, subject to legislative direction concerning safekeeping and management of such funds.  The State Treasurer is the head of the statutorily created Department of the Treasury (the “State Treasury”), which receives all State moneys collected by or otherwise coming into the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law.  Every officer, department, institution and agency of the State (except for certain institutions of higher education) charged with the responsibility of collecting taxes, licenses, fees and permits imposed by law and of collecting or accepting tuition, rentals, receipts from the sale of property and other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller.  The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer’s credit in lieu of transmitting such moneys to the State Treasury.

The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute. All interest derived from the deposit and investment of State moneys must be credited to the  General Fund unless otherwise expressly provided by law.

Tax and Revenue

Anticipation Notes

The Funds Management Act authorizes the State Treasurer, on behalf of the State, to issue and sell notes payable from the anticipated revenues of any one or more funds or groups of accounts to meet temporary cash flow shortfalls.  Since 1984, with the exception of each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State has issued tax and revenue anticipation notes, such as the Series 2013A Notes, pursuant to the Funds Management Act in order to fund cash flow shortfalls in the General Fund.  For each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State funded cash flow shortfalls by use of Borrowable Resources.  All tax and revenue anticipation notes issued by the State have been paid in full when due.

Taxpayer’s Bill of Rights

General.  Article X, Section 20 of the State Constitution, entitled the Taxpayer’s Bill of Rights and commonly known as “TABOR,” imposes various fiscal limits and requirements on the State and its local governments, excluding “enterprises,” which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined.  Certain limitations contained in TABOR may be exceeded with prior voter approval.

TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year.  This revenue limitation is effected through a limitation on “fiscal year spending” as discussed hereafter.  Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State “multiple fiscal year direct or indirect ... debt or other financial obligation.”

Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the “TABOR Reserve”), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor.  The annual Long Appropriation Bill (the “Long Bill”) designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amount of the TABOR Reserve for Fiscal Years 2013-14 and 2014-15 have been estimated by the General Assembly in the related Long Bills to be approximately $329.6 million and $361.5, respectively.

TABOR generally applies to local governments in generally the same manner that it applies to the State.

Fiscal Year Revenue and Spending Limits; Referendum C.  As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers.  Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.

The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or  its  successor index) plus  the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending.  TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the “ratchet down effect” whenever there is a decline in TABOR revenues.  The ratchet down effect occurs because each year’s TABOR limit is calculated based on the lesser of the prior year’s TABOR revenues or the prior year’s TABOR limit.  In a year in which the State’s TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year’s TABOR limit.  Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters.  The State experienced the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.

Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State’s finances.  One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated “Referendum C,” was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S.  The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06.  It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or “ESRC,” as a voter-approved revenue change under TABOR that now serves as the limit on the State’s fiscal year revenue retention.  The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10.  This amount, being the revenues received in Fiscal Year 2007-08, is then  adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law.  As a result of Referendum C, the State was able to retain the following amounts in excess of the previously applicable TABOR limit: $1.116 billion in Fiscal Year 2005-06, $1.308 billion in Fiscal Year 2006-07 and $1.169 billion in Fiscal Year 2007-08.  TABOR revenues did not exceed the TABOR limit in either of Fiscal Years 2008-09 or 2009-10.  TABOR revenues exceeded the TABOR limit in Fiscal Years 2010-11, 2011-12 and 2012-13 by $0.771 billion, $1.473 billion and $1.860 billion, respectively, although no refunds were required because such revenues were below the applicable ESRC.  The Office of State Planning and Budgeting (“OSPB”) June 2014 Revenue Forecast projects that TABOR revenues in Fiscal Years 2013-14 and 2014-15 will exceed the TABOR limit by $2.000 billion and $2.218 billion, respectively, and that the State will be $285.5 million below the applicable projected ESRC in Fiscal Year 2013-2015 and $168.4 million below the projected ESRC in Fiscal Year 2014-15.

Referendum C also creates the “General Fund Exempt Account” within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C.  Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers  if  the  General  Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department  of  Transportation (“CDOT”) Strategic Transportation Project Investment Program.

State Funds

The General Fund.  The principal operating fund of the State is the General Fund.  All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special fund are required to be credited and paid into the General Fund.  The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes.  The State also imposes excise taxes on the sale of cigarettes, tobacco products and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.

Other Funds.  The State also maintains a large number of statutorily created special funds for which specific revenues are designated for specific purposes.

Budget Process and Other Considerations

Phase I (Executive).  The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later.  In August, these budgets are submitted to the OSPB, a part of the Governor’s office, for review and analysis.  The OSPB advises the Governor on departmental budget requests and overall budgetary status.  Budget decisions are made by the Governor following consultation with affected departments and the OSPB.  Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the “JBC”), as described below.  In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may also make recommendations to the JBC for their own budgets.

Phase II (Legislative).  The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly.  Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent.  The Long Bill includes: (i) General Fund appropriations, supported by general purpose revenue such as taxes; (ii) General Fund Exempt appropriations primarily funded by excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants; transfers and departmental charges for services; (iv) re-appropriated appropriations funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended, most of which are not subject to legislative appropriation.  The Long Bill usually is reported to the General Assembly in March or April with a narrative text.  Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences.  The Long Bill always has been adopted prior to commencement of the Fiscal Year in July.  Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process.  The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2014-15 was adopted by the General Assembly in April of 2014.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills.  In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation.  The Governor’s vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2014-15 was approved and signed by the Governor on April 30, 2014.

Phase IV (Legislative).  During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations.  Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.

Revenues and Unappropriated Amounts.  For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the “Unappropriated Reserve”), which may be used for possible deficiencies in General Fund revenues. Unrestricted  General  Fund  revenues  that  exceed  the  required  Unappropriated Reserve,  based  upon revenue estimates, are then available for appropriation.  In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.  The Unappropriated Reserve for Fiscal Years 2008-09 and 2009-10 was reduced from previously designated 4.0% to 2.0% of the amount appropriated for expenditure from the General Fund in each such Fiscal Year.  The Unappropriated Reserve for Fiscal Years 2010-11 and 2011-12 increased to 2.3% and 4.0%, respectively, of the amount appropriated for expenditure from the General Fund in such Fiscal Years.  The Unappropriated Reserve for Fiscal Years 2012-13 and 2013-14 is 5.0% of the amount appropriated for expenditure from the General Fund in such Fiscal Years. However, if annual growth in Statewide personal income exceeds 5.0%, the Unappropriated Reserve is required to be increased by 0.5% each year thereafter until it reaches 6.5%.  The OSPB June 2013 Revenue Forecast projects that this increase will not be required through Fiscal Year 2014-15.

Expenditures; The Balanced Budget and Statutory Spending Limitation.  The State Constitution requires that expenditures for any Fiscal Year not exceed available resources for such Fiscal Year.  Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S.  For the Fiscal Years discussed in this Official Statement to and including Fiscal Year 2008-09, total General Fund appropriations were limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) the lesser of (a) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately  preceding a given Fiscal Year) or (b) an amount equal to 106% of General Fund appropriations for the previous Fiscal Year.  Per SB 09-228, for Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to the sum of the amount stated in (i) above plus an amount equal to 5% of Colorado personal income.

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations may be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

See “Taxpayer’s Bill of Rights” above for a discussion of fiscal year spending and revenue limits imposed on the State by TABOR and changes to these limits as the result of the approval of Referendum C.

Fiscal Year Spending and Emergency Reserves.  Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain the TABOR Reserve.  See “Taxpayer’s Bill of Rights” under this caption for a discussion of the effects of the State Constitution on the State’s financial operations.

Investment and Deposit of State Funds

The State Treasurer is empowered by Articles 36 and 75 of Title 24, C.R.S., as well as other State statutes, to invest State funds in certain public and non-public fixed income securities.  In making such investments, the State Treasurer is to use prudence and care to preserve the principal and to secure the maximum rate of interest consistent with safety and liquidity.  The State Treasurer is also required to formulate investment policies regarding the liquidity, maturity and diversification appropriate to each Fund or pool of funds in the State Treasurer’s custody available for investment.  In accordance with this directive, the State Treasurer has developed standards for each portfolio to establish the asset allocation, the level of liquidity, the credit risk profile, the average maturity/duration and performance monitoring measures appropriate to the public purpose and goals of each Fund.

The State Treasurer is also authorized to deposit State funds in national or state chartered banks and savings and loan associations having a principal office in the State and designated as an eligible public  depository  by  the  State  Banking  Board  or  the  State  Commissioner  of  Financial  Services, respectively.  To the extent that the deposits exceed applicable federal insurance limits, they are required to be collateralized with eligible collateral (as defined by statute) having a market value at all times equal to at least 100% of the amount of the deposit that exceeds federal insurance (102% for banks).

General Fund Budget Overview

FY 2014-15. General Fund revenue is expected to be $49.1 million, or 0.5 percent, higher than the amount budgeted to be spent or retained in the reserve in FY 2014-15. This amount, which represents the amount of money available in FY 2014-15 for legislation, is $141.1 million lower than that published in December 2014. The components of this decrease include a $50.0 million increase in expectations for General Fund revenue, new expectations for a refund of excess TABOR revenue in FY 2014-15, and changes in law resulting from the supplemental budget package. The $49.1 General Fund surplus estimate does not incorporate a $1.9 million appropriation to the Department of Revenue under deliberation by the General Assembly and a potential refund arising under TABOR’s election provisions estimated at $58.0 million.

FYs 2015-16 and 2016-17 — Unbudgeted Years. The amount of money available to the General Assembly above that budgeted to be spent or retained in the reserve in FY 2014-15, which is estimated at $831.4 million, or 8.7 percent of budgeted expenditures in FY 2014-15, assumes that this year’s $49.1 million surplus is carried forward into FY 2015-16. If the $49.1 million surplus expected at the end of this year is saved and General Fund appropriations increase by 6.0 percent in FY 2015-16, there will be an estimated $252.6 million left in the fund at the end of the year above the required reserve. This amount is equal to 2.7 percent of budgeted expenditures in FY 2014-15. If that amount is saved and not spent in FY 2015-16, and appropriations increase 6.0 percent in FY 2016-17, there will be $339.7 million remaining in the fund at the end of FY 2016-17. This amount is 3.4 percent higher than the amount budgeted to be spent this year, FY 2014-15. These expectations net out money set aside to refund revenue in excess of the Referendum C Cap and other expenditures.

State Education Fund. The Colorado Constitution requires the State Education Fund to receive one-third of one percent of taxable income each year. In addition, the General Assembly has authorized the transfer of additional moneys from the General Fund to the State Education Fund. Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade education. However, additional revenue in the State Education Fund does not affect the overall flexibility of the General Fund budget.

Senate Bill 09-228 transfers. Senate Bill 09-228 requires a five-year block of transfers to capital construction and transportation as soon as personal income increases by at least 5.0 percent during or after calendar year 2012. The bill transfers 0.5 percent and 2.0 percent of General Fund revenue to the Capital Construction Fund and the Highway Users Tax Fund, respectively, during the first two years of the five-year period. However, if during any particular year the state incurs a large enough TABOR surplus, these transfers will either be cut in half or eliminated for that year. The transfers are cut in half if the TABOR surplus during that year is between 1 percent and 3 percent of General Fund revenue, and eliminated if the surplus exceeds 3 percent of General Fund revenue.  Colorado personal income is expected to increase 5.3 percent in 2014. Thus, the five-year block of transfers is expected to begin in FY 2015-16.

Expectations for the TABOR surplus equal 1.1 percent ($116.8 million) and 4.0 percent ($434.9 million) of General Fund revenue in FYs 2015-16 and 2016-17. Therefore, half transfers equal to $25.7 million and $102.6 million to the Capital Construction Fund and the Highway Users Tax Fund, respectively, are expected to be made in FY 2015-16. No transfers will occur in FY 2016-17, because the TABOR surplus is expected to be larger than 3 percent of General Fund revenue. It is important to note that very small errors in the forecasts for General Fund revenue and the TABOR surplus could produce very different results. Because this forecast is based on current law, these errors include the impact of legislation enacted in the future by the General Assembly or U.S. Congress that affect General Fund revenue or cash fund revenue subject to TABOR. It is thus well within the bounds of reasonable forecast error for these transfers to occur in full during both years, or not to occur at all.

Tax policies dependent on sufficient General Fund revenue. Two tax policies are only available when the Legislative Council Staff forecast indicates that General Fund revenue will be sufficient to allow General Fund appropriations to increase by at least 6 percent. Based on the current forecast, revenue will meet this requirement through at least the end of the forecast period in FY 2016-17.

TABOR Outlook

The Referendum C cap will equal $12.3 billion in FY 2014-15, $12.9 billion in FY 2015-16, and $13.4 billion in FY 2016-17. Revenue subject to TABOR is expected to exceed the cap in all three years, prompting TABOR refunds of $69.7 million in FY 2015-16, $116.8 million in FY 2016-17, and $434.9 million in FY 2017-18.

In addition, the General Assembly may need to set aside $58.0 million from revenue collected in FY 2014-15 for a TABOR election provision refund in FY 2015-16. According to a legal analysis by the Office of Legislative Legal Services regarding TABOR election provisions, if the FY 2014-15 revenue from the excise and special sales taxes on adult-use marijuana, or fiscal year spending for the year exceed the Proposition AA Blue Book estimates for the same, the combined excess must be refunded to the taxpayers in FY 2015-16. However, the amount of the refund is capped at the total amount of the Proposition AA taxes actually collected for the fiscal year, and no refund is required if the state receives voter approval to keep the revenue.

State fiscal year spending is expected to exceed the Proposition AA Blue Book estimate for FY 2014-15 by $333.4 million. Meanwhile, revenue from the excise tax and special sales tax on adult-use marijuana is expected to total $58.0 million in FY 2014-15, an amount lower than the Blue Book estimate of $67.0 million. Based on these expected amounts, a refund of $58.0 million may be required during FY 2015-16. Although three mechanisms exist to refund money collected in excess of the Referendum C cap, there is no refund mechanism in statute that applies in the case of an election provision refund. It should also be noted that the forecast for marijuana tax revenue is uncertain.

Taxpayer’s Bill of Rights (TABOR) constitutional revenue limit. Article X, Section 20 of the Colorado Constitution (TABOR) limits the amount of revenue the state may retain and either spend or save. The limit is equal to the previous year’s limit or revenue, whichever is lower, adjusted for inflation and population growth, plus any revenue changes approved by voters. Referendum C, approved by voters in 2005, is a voter approved change that raises the amount or revenue that may be saved or spent.

Referendum C allowed the state to spend all revenue collected above the limit during a five-year timeout period beginning FY 2005-06 through FY 2009-10. Beginning in FY 2010-11, Referendum C allows the state to retain revenue collected above the TABOR limit base up to a capped amount. The cap was set to the highest total for state revenue for a fiscal year during the five-year timeout period, grown each year thereafter by inflation plus population growth. Because revenue collections peaked in FY 2007-08, that year became the starting base for the cap. The cap is adjusted annually for inflation, population growth, and changes in enterprise status exactly as the TABOR limit is adjusted. However, it is always grown from the prior year’s cap, regardless of the level of revenue collected.

TABOR refunds. TABOR requires revenue collected above the Referendum C Cap to be refunded to taxpayers. Revenue is expected to exceed the Referendum C Cap by $66.1 million, $116.8 million, and $434.9 million in FY 2014-15, FY 2015-16, and FY 2016-17, respectively. Although state law requires this money to be set aside in the budget during year it is collected, TABOR requires the money to be refunded in the following fiscal year. In addition, a total of $3.6 million must be refunded along with the next TABOR surplus. This amount represents under-refunds of pre-Referendum C surpluses and other errors discovered in subsequent years that would have added to prior years’ refunds.

Therefore, an estimated $69.7 million, $116.8 million, and $434.9 million will be refunded in FY 2015-16, FY 2016-17, and FY 2017-18, respectively.  Current law contains three refund mechanisms: the six-tier sales tax refund, the earned income tax credit, and a temporary cut in the income tax rate from 4.63 percent to 4.50 percent. The size of the TABOR refund determines which refund mechanisms are available each year.

As a result of the FY 2014-15 TABOR surplus, the six-tier sales tax refund will be available during income tax year 2015. State law requires the sales tax refund to be distributed among six income tiers following the proportions in which the sales tax refund was distributed in tax year 1999. Taxpayers filing single returns with adjusted gross incomes of up to $36,500 will receive refunds of $15 each. Taxpayers filing single returns with adjusted gross incomes of $181,000 and up will receive refunds of $46 each. For taxpayers filing joint returns, these amounts are doubled.

The FY 2015-16 surplus will be refunded via the earned income tax credit and the sales tax refund on returns filed for income tax year 2016. A total of $91.1 million is expected to be refunded via the earned income tax credit. In addition, each taxpayer filing an income tax return with the Department of Revenue will receive an $8 sales tax refund. If the average sales tax refund per taxpayer is $15 or less, state law requires each taxpayer to receive an equal amount. The refund will be claimed on an individual’s income tax return, and will either reduce that individual’s tax liability or increase his or her income tax refund by $8.

Taxpayers filing joint returns will receive $16. Because this mechanism refunds state sales taxes, the refund will not be added to a taxpayer’s Federal taxable income.

The FY 2016-17 surplus will be refunded in FY 2017-18 on income tax returns filed for tax year 2017. The money will be refunded by reducing the state’s income tax rate from 4.63 percent to 4.5 percent, which will refund an estimated $226.6 million, and through a six-tier sales tax refund of $208.3 million.

The earned income tax credit will no longer be a refund mechanism in tax year 2017, since state law converts the credit from a refund mechanism to a permanent tax credit once it has been used as a refund mechanism.

General Fund Revenue

The state’s main source for general operating appropriations continued to improve in FY 2013-14, increasing 5.1 percent from the previous year to approximately $9.0 billion. Improving labor market conditions, higher consumer confidence, and a strong equity market all supported General Fund revenue growth.

General Fund revenue will increase 7.6 percent in FY 2014-15, totaling $9.7 billion. All major General Fund categories are expected to contribute to this growth. Individual income tax collections will grow as an improving labor market puts upward pressure on wages and salaries. Lower gas prices will boost consumer spending and retail sales. Corporate income taxes will continue to grow through the forecast period, although at a slightly slower pace from FY 2013-14 as corporations begin to face pressures from higher employee compensation.

In FY 2015-16, revenue will grow 6.2 percent before increasing another 6.6 percent in FY 2016-17. By FY 2016-17, total General fund revenue will be approximately $11.0 billion. Overall, General Fund revenue will increase by about $2.0 billion over the three-year forecast period.

Compared with the December forecast, expectations for General Fund revenue were increased by $50.0 million and $6.8 million, respectively, for FYs 2014-15 and 2015-16. A stronger economy and higher collections than previously anticipated in

FY 2014-15 caused the upward revision. Revenue will continue to increase through the three-year forecast period, although at a slower pace than previously projected because of expectations that fewer oil and gas developments in the state will reduce personal income.

The following sections discuss the forecast for the main components of General Fund revenue.

Individual income taxes. After a 1.8 percent increase in FY 2013-14, revenue from individual income taxes is expected to continue to expand through the current fiscal year and forecast period.

In FY 2014-15, total individual income Tax collections will be just over $6.1 billion, a 7.8 percent increase over the prior fiscal year. Revenue will grow by another 6.7 percent in FY 2015-16, to just under $6.6 billion. However, the expected TABOR surplus will reduce individual income tax revenue beginning in FY 2015-16. The availability of both the earned income tax credit (EITC) and conservation easement tax credits, which become a refundable income tax credit in years with a TABOR surplus, will reduce individual income collections by $7.2 million in FY 2014-15, $12.5 in FY 2015-16, and $56.2 in FY 2016-17.

Compared with the December forecast, individual income tax revenue was increased by $78.1 million or 1.3 percent, in FY 2014-15 and $95.4 million, or 1.5 percent, in FY 2015-16. Expectations for future income tax collections were reduced by $73.6 for FY 2016-17.

Sales taxes. Sales tax collections are expected to total $2.6 billion in FY 2014-15, an increase of 9.0 percent over FY 2013-14 collections, before growing 6.5 percent in FY 2015-16 and 5.4 percent in FY 2016-17. Sales tax collections have been growing faster than total retail sales because fuel is exempt from the state sales tax. Lower oil prices mean that consumers have more income to spend on taxable goods and services. Sales tax collections are growing at a healthy rate.

Compared with the December forecast, FY 2014-15 collections were increased $5.1 million, or by 0.2 percent. In FY 2015-16 and FY 2016-17, expectations for sales tax revenue was reduced by $10.9 million and $34.2 million, respectively. Sales tax revenue was reduced based on the expectation that less oil and natural gas development will moderate the pace of economic growth through the forecast period.

Use taxes. Use tax collections are expected to increase 10.0 percent in FY 2014-15 to $265.6 million. The growth in use tax revenue will slow to 4.2 percent in FY 2015-16; a decline in the investment by oil and gas development firms will be offset by other sectors of the economy that will continue to invest. In FY 2016-17, use tax collections are expected to grow 6.0 percent. Compared with the December forecast, use tax revenue was reduced by $1.7 million in the current fiscal year and $21.7 million in FY 2015-16.

Corporate income taxes. Corporate profits are expected to continue to grow in the next several years, although at a much slower pace than previously anticipated. Profit margins are expected to shrink because of improving labor market conditions, coupled with an appreciating dollar that will constrain export growth. Energy company profits are also expected to grow more slowly or decline because of falling oil prices. In addition, revenue growth will be dampened by pent-up demand for a corporate income tax incentive that was capped during tax years 2011, 2012, and 2013. House Bill 10-1199 capped the amount of net operating losses a company could carry forward to $250,000. Corporations were allowed to carry forward whatever portion of this incentive they were unable to claim and begin claiming them in tax year 2014, subject to available tax liability.

In FY 2013-14, corporate income taxes increased 13.3 percent, totaling $720.7 million. In the following two years, corporate income taxes are expected to increase 1.6 percent and 2.6 percent, to $732.2 million and $751.2 million, respectively. Despite year-over-year growth, this forecast represents a downward revision compared with December. The corporate income tax forecast was reduced by about $30 million in FY 2014-15, to account for lower year-to-date collections, potentially reflecting the extension of some Federal tax breaks. The outlook for FY 2015-16 and FY 2016-17 was also reduced compared with December to reflect emerging macroeconomic conditions.

Finally, some Federal tax breaks expired at the end of tax year 2013, which were expected to exert a positive impact on corporate income taxes at the state level. In particular, bonus depreciation and increased expensing limits both expired at the end of 2013. However, these Federal tax breaks were recently approved by Congress for just the 2014 tax year under H.R. 5771. The corporate income tax forecast reflects this Federal tax law change.

Cash Funds

The largest sources of this revenue are fuel taxes and other transportation-related revenue, the hospital provider fee, severance taxes, and gaming taxes. The end of this section also presents the forecasts for federal mineral leasing and unemployment insurance revenue, as well as the recently approved marijuana sales and excise tax revenue. These forecasts are presented separately because they are not subject to TABOR restrictions.

Cash fund revenue subject to TABOR is expected to increase slightly from $2.73 billion in FY 2013-14 to $2.80 billion in FY 2014-15. Increases will occur in all primary cash fund categories with the exception of hospital provider fee revenue and regulatory agencies. Revenue collected via the state’s 2.9 percent sales tax on medical and retail marijuana is projected to add another $21.6 million to cash fund revenue subject to TABOR in FY 2014-15.

Total cash fund revenue subject to TABOR will remain constant at $2.80 billion in FY 2015-16 as a rebound in hospital provider fee revenue is offset by a decline in severance tax revenue resulting from the fall in oil prices. Cash fund revenue is projected to grow another 7.0 percent to $3.00 billion in FY 2016-17, as severance tax revenue recovers with increased oil and gas activity.

Transportation-related revenue subject to TABOR is forecast at $1,145.4 million for FY 2014-15, up $9.7 million or 0.8 percent from FY 2013-14. Growth is expected to be slower than last year, when revenue increased 3.4 percent, primarily because of reduced local government payments into the State Highway Fund.

Most transportation revenue subject to TABOR is collected in the Highway Users Tax Fund (HUTF). HUTF revenue is forecast at $1,004.1 million for FY 2014-15, an increase of 3.6 percent from the previous fiscal year. Most of the anticipated growth is attributable to excise taxes on gasoline and diesel fuel. Motor fuel and special fuel tax revenues are expected to increase 3.6 percent in FY 2014-15. Because fuel taxes are assessed on a per-gallon rather than per-dollar basis, higher collections are indicative of increased fuel purchases resulting from a strengthening economy and low gas prices. Fuel tax revenue is expected to grow more modestly in FY 2015-16 and FY 2016-17.

Registration fees, including motor vehicle registration fees, the road safety surcharge, and late registration fees, are expected to total $348.2 million in FY 2014-15, a 3.6 percent increase from the previous fiscal year. Growth in registration revenue is consistent across all three components of the registration fee forecast.

A relatively small portion of the State Highway Fund (SHF) balance comes from revenue subject to TABOR. The largest sources of TABOR revenue to the SHF are local government grants and interest earnings on the fund balance, both of which are difficult to forecast. SHF revenue subject to TABOR is expected to decrease by $20.9 million, or 38.3 percent, in FY 2014-15. If realized, this decrease will negate the 32.1 percent increase in SHF TABOR revenue during FY 2013-14, when local governments paid more money into the SHF in order to repair roads damaged by the fall 2013 floods.

Other transportation cash fund revenue subject to TABOR is expected to fall by 3.9 percent to $107.6 million in FY 2014-15. The decrease is attributable to falling revenue collected in the Aviation Fund, which consists mostly of aviation fuel taxes. Aviation fuel taxes are assessed on a hybrid per-gallon and per-dollar basis. While the quantity of aviation fuel purchased is increasing, lower prices have triggered a drop in the per-dollar portion of aviation fuel tax revenue.

Revenue of the Statewide Bridge Enterprise is not subject to TABOR. Revenue to this enterprise is expected to total $104.2 million in FY 2014-15, an increase of 3.1 percent. Bridge safety surcharge fee collections increase with vehicle registrations.

The downward trend in Hospital Provider Fee (HPF) collections is projected to continue in FY 2014-15 with revenue falling to $532.7 million. HPF payments are declining as a result of Senate Bill 13-

200, which allows the state to collect additional federal Medicaid funds following the implementation of the Patient Protection and Affordable Care Act (ACA). However, increased Medicaid caseload also attributable to the ACA will trigger a one-time jump in HPF payments in FY 2015-16, when revenue is projected to jump 29.4 percent to $689.2 million. The forecast for FY 2015-16 includes a 3.6 percent upward revision from the December forecast. The revision is based on an agreement between the Department of Health Care Policy and Financing and state hospitals regarding HPF assessment levels for FY 2015-16 and subsequent years. Fee collections in FY 2016-17 and beyond are expected to grow 5.6 percent.

Total severance tax revenue, including interest earnings, is projected to be $342.6 million in FY 2014-15, a slight upward revision from the December forecast. Projected oil and gas collections increased slightly relative to the December forecast due to higher than anticipated collections to date. Projected coal receipts and molybdenum and metallic mineral receipts for FY 2014-15 were slightly lower. In FY 2015-16, total severance tax collections are projected to decline 63.4 percent to $125.2 million, representing a significant downward revision from the December forecast. The revision was largely due to the continued drop in oil prices this winter and the assumption that prices will remain in the $50 to $60 range for the remainder of 2015. In FY 2016-17, collections are projected to rise to $225.2 million. The increase is the result of a projected increase in the price of both oil and natural gas.

Although the price of natural gas has been the largest determinant of state severance tax collections over the last decade, the industry has changed. Oil production has increased rapidly over this period, while growth in natural gas production slowed, and actually declined for the first time in 2013. Colorado oil and natural gas production were roughly equivalent in terms of overall production value in 2013, and would have been in 2014, were it not for the sharp decline in oil prices.

Colorado oil prices have continued to fall this winter from $69 per barrel in November to $44 per barrel in February. Oil prices have begun to tick slightly upwards, however, and are expected to gradually rise through the remainder of 2015 as a result of the expanding economy. However, prices will remain below $60 per barrel in 2015 due to the significant pool of reserves that have accumulated. The decline in oil prices that has occurred will reduce expected severance tax collections in FY 2015-16, and will reduce future drilling activity to some degree. Colorado oil drilling activity, especially in Weld County, has been exceptionally strong over the last few years. Weld County is now responsible for over 85 percent of the state's oil production, and monthly production in the county averaged 6.0 million barrels through the first eleven months of 2014. The impact of the price drop on future drilling activity will depend on the length of time that prices remain at or below current levels. This forecast assumes that oil prices will begin to rise gradually through 2015, and that oil production in Weld County and the broader Niobrara formation will remain strong, though at a somewhat reduced level, throughout the forecast period.

Regional natural gas prices have also fallen through the winter. Prices at regional hubs fell from around $4.00 per Mcf (thousand cubic feet) in the first week of December to around $2.30 per Mcf in the beginning of February before ticking up to nearly $3.20 per Mcf in the beginning of March. Prices are expected to remain relatively stable at this level through the spring. For FY 2014-15, oil and gas severance tax collections are expected to total $322.8 million. Collections are expected to fall to $106.4 million in FY 2015-16 due to relatively low oil prices and an increase in the ad valorem tax credits taken by operators. Collections will then increase to $207.5 in FY 2016-17.

Coal production represents the second largest source of severance taxes in Colorado after oil and natural gas, and is expected to account for $7.5 million in collections in FY 2014-15. Relative to the December forecast, March's projected coal severance taxes are down 0.4 percent. This was largely due to the continued drop in production, in part caused by the pullback at the Bowie #2 mine near Paonia. Colorado coal production declined 5.3 percent in 2014 compared with 2013. Of Colorado's top seven producing mines, four had year-over-year production increases in 2014, while three had production declines of between

1 and 27 percent. The Elk Creek mine in Gunnison County remains closed. The market is soft as electric utilities continue to transition from coal to natural gas. In FY 2015-16 and FY 2016-17, collections are expected to drop to $7.2 million and $7.2 million, respectively.

Finally, projected interest earnings for FY 2014-15 have been revised upward to $10.5 million from the December forecast. Over the remainder of the forecast period, interest earnings are expected to fall to $9.7 million in FY 2015-16, and to $8.7 million in FY 2016-17.

Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. Total gaming tax and fee revenue is projected to reach $110.9 million in FY 2014-15, representing an increase of 2.5 percent from FY 2013-14. The September 2013 floods dampened gaming revenue collections below their historical trend for FY 2013-14. As collections rebound, growth is occurring at a quicker pace than normal for FY 2014-15 and is expected to decelerate in FY 2015-16 and FY 2016-17. Revenue from extended limited gaming is distributed to community colleges and local governments in the five gaming communities: Gilpin and Teller counties, and the cities of Black Hawk, Central City, and Cripple Creek. Amendment 50 distributions are expected to reach $9.9 million in FY 2014-15. Community colleges received $6.5 million in gaming tax revenue in FY 2013-14 and are expected to receive a similar amount annually through the remainder of the forecast period.

Under legislation passed to implement Amendment 50, an amount of gaming tax revenue adjusted from taxes collected in FY 2008-09 is considered “Pre-Amendment 50” revenue and is subject to TABOR. Pre-Amendment 50 revenue for distribution is expected to reach $97.7 million in FY 2014-15. After administrative expenses are paid, half of the remaining revenue is distributed to the State Historical Fund and local governments in the five gaming communities. The other half is set aside for appropriation at the discretion of the General Assembly. Under Senate Bill 13-133, $30.1 million is set aside annually to fund various economic development programs, including the Travel and Tourism Promotion Fund, the Advanced Industries Acceleration Fund, and the Creative Industries Cash Fund. Additionally, $5.0 million of the $30.1 million is appropriated to the Local Government Limited Gaming Impact Fund, which provides financial assistance to local governments to offset documented gaming impacts and is used to combat gambling addiction. The remaining portion of the state share is transferred to the General Fund at the end of each fiscal year.

Total tax revenue from medical and adult-use marijuana are expected to total $79.6 million in FY 2014-15 and $87.3 million in FY 2015-16. The forecast for total marijuana tax revenue is very similar to the December forecast; excise tax revenue was raised slightly and sales taxes were lowered slightly. These changes were based on the most recent three months of tax collections.

Revenue from the 10 percent sales tax and the 15 percent excise tax is expected to be $58.0 million in FY 2014-15, the first full year of Proposition AA tax collections. Based on a legal opinion from the Office of Legislative Legal Services, this amount needs to be refunded to taxpayers. The General Assembly can ask voters to keep this $58.0 million or determine a method to refund it.

Tax revenue from the state 2.9 percent sales tax on medical and adult-use marijuana is subject to TABOR. This is expected to be $21.6 million in FY 2014-15 and $23.5 million in FY 2015-16. Prior forecasts have included growth in the sales tax revenue from medical marijuana. In November, sales tax collections from medical marijuana started to decline on a month-over-month basis. In 2014, there was an average of 114,775 medical marijuana users. By January 2015, the number of medical marijuana users had fallen to 113,453. This trend is reflected in the forecast, as sales tax revenue from medical marijuana is expected to decline 2.9 percent in FY 2015-16 and 2.0 percent in FY 2016-17.

All other cash fund revenue subject to TABOR is expected to increase 4.0 percent to $590.8 million in FY 2014-15. This category includes revenue to a large number of sources credited to various other cash funds, such as revenue from court fines and fees and fees paid for services provided by the Secretary of State’s office. For FY 2015-16 and FY 2016-17, this total is expected to increase 5.4 percent to $622.8 million and 5.2 percent to $655.3 million, respectively.

Federal mineral leasing (FML) revenue. is the state's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue.

For FY 2014-15, FML revenue is anticipated to total $173.2 million, representing a 3.8 percent decrease from the December forecast. The decrease is primarily the result of smaller than expected collections to date. Between early December and mid-February, natural gas prices at Colorado hubs have fell from roughly $4.00 per Mcf to about $2.30 per Mcf. Although prices have rebounded somewhat since then, they are still lower than the level they maintained throughout most of the fall. Prices are expected to increase slightly through the spring and summer but will remain below $4.00 per Mcf over this period. In addition, Colorado coal production continues to decline, and roughly 75 percent of this production occurs on federal lands. Although production was down only 5.3 percent in 2014 compared with 2013, it is expected to continue to decline through the forecast period. The layoffs and reduction in production of nearly 30 percent at the Bowie #2 mine will further dampen growth in FML revenue.

FML revenue is expected to decline slightly to $168.0 million in FY 2015-16 before rebounding to $174.6 million in FY 2016-17. These totals are both slight downward revisions from the December forecast, resulting from an agreement between the state and the Bureau of Land Management (BLM) where the BLM will withhold $7.8 million in FML revenue annually in each of the next three fiscal years beginning in FY 2015-16. This money will be used to reimburse the BLM for the state's share of $50 million in bonus payments on cancelled leases that must be refunded.

Revenue to the Unemployment Insurance (UI) Trust Fund has not been subject to TABOR since FY 2009-10. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is still subject to TABOR. In FY 2013-14, the ending balance for the UI Trust Fund was $599.1 million, a 9.6 percent increase from the previous year. The improvement occurred despite a decline in contributions to the fund from employers. The amount an employer pays to the fund is dependent on the solvency of the fund. As the solvency of the fund improves, employers shift to lower premium rate schedules. The fund’s ending balance in FY 2012-13 was sufficient to shift the employer’s schedule to a lower premium rate beginning on January 1, 2014. The fund gained because of an increase in the chargeable wage base and a decline in benefits paid. State law requires the chargeable wage base to increase annually by the percentage change in average weekly earnings.

An improving economy will continue to support the UI Trust Fund through the forecast period. The UI Trust Fund ending balance will total $699.6 million in FY 2014-15. Because of the higher year-end balances, the amount of revenue received from employers will continue to decline through the forecast period. On average, revenue to the fund is expected to decline by 2.5 percent each year through FY 2013-14 to FY 2016-17.

Initial claims for unemployment insurance continued to decline in 2014, reducing the amount of benefits paid from the fund by 7.9 percent. The amount of benefits will continue to decline through the forecast period as the labor market continues to improve.

Principal Repayment of UI Bonds. In order to restore the UI Trust Fund balance to a desired level of solvency and repay outstanding federal loans, the Colorado Housing and Finance Authority issued $640 million in bonds on behalf of the Colorado Unemployment Insurance Trust Fund in 2012. The proceeds were used to pay back all outstanding federal loans, with the remaining balance deposited into the UI Trust Fund. On June 28, 2012 the UI Trust Fund had paid all remaining federal debt. The terms of finance are five years at 1.4 percent total annual interest. There will be two interest payment assessments per year; the first payment of $4.2 million was paid on November 15, 2012, and the second payment of $4.5 million was paid on May 15, 2013. There will be five principal repayments of approximately $125 million each due May 15 every year through 2017. The principal will be repaid through a bond principal surcharge assessed against employers and incorporated into their base UI premium rate beginning in 2013.

Pension and Post-Employment Benefits

General.  The State provides post-employment benefits to its employees based on their work tenure and earnings history through a defined benefit pension plan, a defined contribution plan and a limited healthcare plan.  Each plan is administered by the Public Employees’ Retirement Association (“PERA”), which is a statutorily created legal entity that is separate from the State.  PERA also administers plans for school districts, local governments and other entities, each category of which is considered a separate division of PERA and for which the State has no obligation to make contributions or fund benefits.  Most State employees participate in PERA.  The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

The Plan is funded with payments made by participating employers and employees, the amounts of which are determined and established by statute.  Although the State has made all statutorily required contributions (“SRC”) to the defined benefit plan, the actuarial accrued liability (“AAL”) of the that plan exceeds the actuarial value of the plan assets, resulting in an unfunded actuarial accrued liability (“UAAL”) and a funded ratio of approximately 58% for the State Division Trust Fund.   The funded ratio for the defined benefit plans of other divisions ranges from approximately 60% to approximately 81%.

The State also currently offers other post-employment health and life insurance benefits to its employees.  The post-employment health insurance is provided under the PERA Health Care Trust Fund in which members from other divisions of PERA may participate.  It is a cost-sharing, multiple employer plan under which PERA subsidizes a portion of the monthly premium for health insurance coverage for certain retirees and the remaining amount of the premium is funded by the benefit recipient through an automatic deduction from the monthly retirement benefit.  The Health Care Trust Fund is funded by a statutory allocation of moneys consisting of portions of, among other things, the employer statutorily required contributions, the amount paid by members and the amount of any reduction in the employer contribution rates to amortize any overfunding in each Division’s trust fund.  The Health Care Trust Fund had an unfunded actuarial accrued liability and a funded ratio of approximately 19%.

Current Litigation

The Colorado Governmental Immunity Act (CGIA) sets upper limits on State liability at $350,000 per individual and $990,000 for two or more persons in a single occurrence. The governing body of a public entity may, by resolution, increase such maximum amounts for specified types of injuries. Judgments in excess of the maximum amounts may be rendered, but the claimant must petition the General Assembly for an appropriation to pay any amount greater than the immunity limits. Judgments awarded against the State for which there is no insurance coverage or that are not payable from the Risk Management Fund ordinarily require a legislative appropriation before they may be paid. Effective January 1, 2012, the Act was amended to waive the State’s sovereign immunity for legal proceedings in which the State has been determined to be negligent in conducting prescribed fires.

Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney’s fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State’s financial condition.

The State is the defendant in numerous lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.

The State is the defendant in lawsuits by employees accusing the State of various infractions of law or contract. These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act. The State does not believe that any of these cases are material to its financial operations.

In the event of adverse loss experience, which is defined as a default rate in excess of 9 percent, College Assist could be liable for up to 25 percent, or $2.3 billion, of the $9.3 billion outstanding balance of loans in repayment status. However, the probability of a material loss is remote, and the State’s liability is capped at the net position of the College Assist program of $79.8 million.

At June 30, 2014, the Lottery Division of the Department of Revenue had outstanding annuity contracts of approximately $276.7 million in the names of lottery or lotto prizewinners. The probability is remote that any of the sellers of these contracts will default, and thereby require the State to pay the annuity.

The Colorado Department of Revenue routinely has claims for refunds in various stages of administrative and legal review that could result in refunds. Individual claims exceeding $5.0 million include a claim for a refund of $13.3 million income taxes. The Department of Revenue will vigorously defend this claim. The likelihood of an unfavorable outcome is uncertain.

Various notes and bonds have been issued by state school districts that may impact the State. Colorado statutes provide that if a district indicates it will not make a required payment to bondholders by the date on which it is due, the State Treasurer shall forward to the paying agent the amount necessary to make the payment. The State shall then withhold state property-tax-equalization payments to the defaulting school district for a period up to 12 months to cover the State’s loss. Currently, notes or bonds valued at approximately $7.48 billion are outstanding. Of this amount, $2.1 billion is covered by private insurance.

The State of Kansas will likely seek injunctive relief against Colorado in a potential suit against Colorado and Nebraska claiming violations of the Republican River Compact. Although the State anticipates reaching a resolution with the State of Kansas prior to any suit being filed, the estimated potential damages range from $1.0 million to $6.0 million. The State has recorded a liability for the minimum amount of the potential damages range.

Many state agencies have grant and contract agreements with the federal government and other parties. These agreements generally provide for audits of the transactions pertaining to the agreements, with the State being liable to those parties for any disallowed expenditure. Individually significant disallowances are disclosed in the following paragraph.

The Department of Health Care Policy and Financing may be responsible for repaying the Centers for Medicare and Medicaid Services (CMS) approximately $13.4 million in federal matching funds. CMS alleges that administrative costs related to out stationing eligibility functions at Denver Health were unallowable. The State is contesting this disallowance and the case is pending before the federal Department of Appeals Board. The likelihood of an unfavorable outcome is uncertain.

Five insurance companies have filed suit against the State of Colorado for recovery of claims amounts paid or to be paid relating to damage from the Lower North Fork wildfire. The wildfire ignited during a high-wind event four days after a prescribed fire was conducted in the area by the Colorado State Forest Service to reduce wildfire danger. In response to the wildfire, the General Assembly passed House Bill 12-1283 and House Bill 12-1361 retroactively waiving the State’s sovereign immunity for negligence claims relating to prescribed fires. The plaintiffs also brought claims for inverse condemnation and takings. The State does not contest liability for negligence claims brought pursuant to new provisions of CGIA; however, the State is vigorously defending against claims of inverse condemnation or on takings theories. On April 23, 2013, the State filed a motion to dismiss all non-CGIA claims. In the 2013 legislative session, $2.8 million was appropriated to cover claims processed through the Claims Board process and additional appropriations will be sought when the legislature reconvenes. Additionally, Senate Bill 14-223 contained special appropriations to compensate several property owners outside of the Claims Board process. A current claims liability of $18.2 million was accrued in the General Fund as of June 30, 2014, and compensation totaling $25.0 million has been paid in Fiscal Year 2014-15. Estimates of the potential remaining liability range from $600,000 to the low tens of millions. Six-hundred thousand is being held in the court's registry from the Risk Management Fund (a Special Purpose Fund within the General Fund).

The TABOR Foundation, a not-for-profit entity that is not part of State government, has filed suit against the Colorado Bridge Enterprise alleging that the bridge safety surcharge is a tax, not a fee; therefore, requiring a vote of the people. The foundation also alleges that $300 million in bonds issued were unconstitutional because more than ten percent of the enterprise’s revenue in 2010 was from state grants. The plaintiff is seeking an order declaring the surcharge and bonds unconstitutional. Approximately $390 million has been collected in surcharges, in addition to the $300 million bond issuance. On August 14, 2014, the Colorado Court of Appeals affirmed the earlier trial court’s ruling in favor of the State. The TABOR Foundation filed an appeal with the Colorado Supreme Court and the State filed an objection to the petition. If the case proceeds to the Colorado Supreme Court, the Colorado Bridge Enterprise will vigorously defend claims. The State is unable to estimate the likelihood of an adverse outcome.

Colorado State University has received forty claims for damages related to a fire in July of 2011 in its Equine Reproduction Laboratory. The fire destroyed the building and property of approximately 175 clients stored at the facility. The trial court ruled that claims are not barred by the Colorado Governmental Immunity Act, and the Colorado Court of Appeals overruled the ruling of the trial court. Given the unique circumstances of each case, the likelihood of an unfavorable outcome is uncertain, with the potential loss ranging from $650,000 to $30.0 million.

On June 27, 2014, the Colorado Rural School Board Caucus, the East Central Board of Cooperative Educational Services, the Colorado PTA, and several school districts and individuals filed claims against Colorado challenging the constitutionality of amendments to the School Finance Act to incorporate a negative factor in Fiscal Year 2010-11. The likelihood of an unfavorable outcome is uncertain, but if the court finds the application of the negative factor unconstitutional Colorado may have to increase funding for K-12 education by about $1.0 billion in the following budget year. The State is vigorously contesting the plaintiff’s claims. The State believes it has a reasonable possibility of favorable outcomes for the actions discussed above, but the ultimate outcome cannot presently be determined. Except as otherwise noted, no provision for a liability has been made in the financial statements related to the contingencies discussed in this note.

APPENDIX D
ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH
OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Funds does not undertake any obligation to update such information. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the first state west of the Alleghenies to be settled by pioneers.  Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

The Kentucky economy, once dominated by coal, horses, bourbon and tobacco has become a diversified, modern, international economy - illustrated by the fact that Kentucky’s manufacturing employment concentration as a percentage of non-farm employment is now higher than the national average, and recessionary employment declines in these sectors were more muted in Kentucky than the national equivalent.  The Commonwealth’s parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding the tourism industry in the Commonwealth.

By most accounts, the losses endured by Kentucky from the national recession that ended in June 2009 were less severe than most states.  The loss of household wealth was muted in Kentucky since the Commonwealth did not experience a pronounced run-up in home values.  Additionally, Kentucky’s abundance of coal provided stable employment and wealth in the mining sector throughout the recession.  Finally, Kentucky has a broad mix of manufacturing employment rather than an over-reliance on a single industry.  The automobile industry was one of the first sectors to rebound from the recession, and Kentucky is overrepresented in the automotive industries.

Like most states, Kentucky non-farm employment was particularly hard hit by the 2007 recession.  After peaking almost simultaneously with the start of the recession, the trough occurred in the third quarter of Fiscal Year 2010, nine quarters later.  Job growth was positive in every quarter of Fiscal Year 2014 and recent months have seen record decreases in the unemployment rates across all Kentucky counties.  The rate of growth in employment in goods-producing industries, with the exception of mining, has picked up and is projected to lead the way going forward.

In the second half of Fiscal Year 2014, Kentucky posted growth in several measures of economic activity, including above-average growth in personal income.  However, Kentucky is repeating the recovery path seen in the previous two recessions, whereby the rebound in economic indications and revenue fail to keep pace with comparable national data.  A large part of the underperformance in state measures comes from the fact that Kentucky experienced a more modest peak-to-trough drop when compared to states that were hit the hardest during the recession.  Post-recession growth rates tend to be more robust in states that suffered the most during the downturn.  Kentucky has surpassed nominal levels that prevailed prior to the recession and is now projected to produce economic and revenue growth more in line with the national average over the next biennium.

Budgetary Process in the Commonwealth

The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year.  The Governor is required by law to submit a biennial State Budget (the “State Budget”) to the General Assembly during the legislative session held in each even numbered year.  State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of and interest, when due, on obligations that are subject to appropriation.

Debt Structure

Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Additional Information About the Kentucky Economy

Kentucky’s economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel, and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism.

By most accounts, the losses endured by Kentucky from the national recession that ended in June 2009 were less severe than most states.  The loss of household wealth was muted in Kentucky since the Commonwealth did not experience a pronounced run-up in home values.  Additionally, Kentucky’s abundance of coal provided stable employment and wealth in the mining sector throughout the recession.  Finally, Kentucky has a broad mix of manufacturing employment rather than an overreliance in a single industry.  The automobile industry was one of the first sectors to rebound from the recession, and Kentucky is overrepresented in the automotive industries.

Like most states, Kentucky non-farm employment was particularly hard hit by the 2007 recession.  After peaking almost simultaneously with the start of the recession, the trough occurred in the third quarter of fiscal year 2010, nine quarters later.  Job growth was positive in every quarter of fiscal year 2014 and recent months have seen record decreases in the unemployment rates across all Kentucky counties.  The rate of growth in employment in goods-producing industries, with the exception of mining, has picked up and is projected to lead the way going forward.

In the second half of fiscal year 2014, Kentucky posted growth in several measures of economic activity, including above-average growth in personal income.  However, Kentucky is repeating the recovery path seen in the previous two recessions, whereby the rebound in economic indicators and revenue fail to keep pace with comparable national data.  A large part of the underperformance in state measures comes from the fact that Kentucky experienced a more modest peak-to-trough drop when compared to states that were hit the hardest during the recession.  Post-recession growth rates tend to be more robust in states that suffered the most during the downturn.  Kentucky has surpassed nominal levels that prevailed prior to the recession and is now projected to produce economic and revenue growth more in line with the national average over the next biennium.

Fiscal year 2014 was the second fiscal year of the Commonwealth’s 2012-14 biennial budget period.  The Commonwealth of Kentucky is one of the few states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2014 budget was enacted in the 2012 Regular Session of the Kentucky General Assembly.  General Fund revenue growth was 1.2 percent, resulting in a $91 million revenue shortfall.  The shortfall, which occurred primarily due to lower tax receipts in the final fiscal quarter of the year, was resolved mainly through the transfer of excess, unbudgeted funds, unexpended General Fund budgets, and the use of the Commonwealth’s Budget Reserve Trust Fund (Kentucky’s Rainy Day fund). Road Fund revenues increased by 4.6 percent, but despite the growth, that resulted in a $22 million revenue shortfall.  In fiscal year 2014, General Fund spending increased by 3 percent, and Road Fund spending increased by 11 percent.  The Road Fund revenue shortfall was resolved primarily through unexpended Road Fund budgets.

The muted General Fund spending growth was primarily due to spending cuts that were incorporated into the fiscal year 2014 budget, a total of $182 million.  Additional spending in the areas of pension contributions and health insurance were necessary, and the budget made a significant reduction in the Commonwealth’s structural budget imbalance of the prior year.  In the 2012-14 biennial budget, most other areas of government spending were again reduced in the first fiscal year.  The fiscal year 2014 budgets were commonly held at the same level as fiscal year 2013.  Some areas of the government have incurred up to 38 percent in General Fund budget reductions since fiscal year 2008.  Despite Road Fund revenue growth of 4.6 percent, spending from the Road Fund increased by 11 percent primarily due to the schedule of major road project expenditures, which occur over a multi-year period.

Fiscal year 2014 was the third year of implementation for two major policy initiatives; the statewide implementation of managed care in the Medicare program, and the implementation of several of the reforms enacted in 2011 affecting Corrections and the revision in the controlled substances portion of the penal code.  The movement of Medicaid’s non-waiver populations into managed care resulted in General Fund cost avoidance of over $160 million in fiscal year 2014; $294 million over the 2012-14 biennium.  Due to the implementation of reforms in the Corrections area, the inmate population in fiscal year 2013-14 fell by 4.3 percent, and nearly $7 million was reinvested into evidence-based treatment programs.

The Commonwealth’s capital program for the 2012-14 biennial period included the lowest amount of General Fund supported debt in over 20 years.  This was another reflection of the tight fiscal situation.  The largest areas of emphasis were in local school buildings, maintenance and improvement, the permanent closure of a nuclear waste disposal site, and the addition of a fourth veterans’ nursing facility.

During fiscal year 2014, the Commonwealth made a historically significant health care policy decision; to implement the elements of the federal Affordable Care Act that permitted the expansion of eligibility for the Medicaid program to individuals whose income is up to 138 percent of the poverty level.  Additionally, the Commonwealth successfully implemented its Health Benefit Exchange.  Based on recent studies, Kentucky ranked second in the country in the rate of reduction of its uninsured population.  By the end of fiscal year 2014, over 305,000 Kentuckians were enrolled in the “expanded” Medicaid program.

The Commonwealth continued to implement past actions and reforms to address a significant policy and financial issue, the financing of the large unfunded liabilities of its pension systems, and restructuring future employee benefits to ensure a sustainable pension system.  The new reforms replaced a phased-in financing plan with one that will achieve the necessary actuarial contributions to the Kentucky state employees’ retirement systems.  Moreover, a new hybrid-cash balance plan was put in place for all new employees which mitigates the growth of future pension liabilities.  Fiscal year 2014 was the fourth year of a six-year plan to sufficiently pre-fund the Teachers’ Retirement System medical costs, involving additional financial participation from active school district employees, the 174 Kentucky school districts, existing retirees under age 65, and the Commonwealth.

The Commonwealth’s combined net position (governmental and business-type activities) totaled $10.058 billion at the end of fiscal year 2014, as compared to $10.5 billion at the end of the previous year.

The largest portion of the Commonwealth’s net position, $21.3 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements, and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets.  The Commonwealth uses these capital assets to provide services to its citizens; therefore these assets are not available for future spending.

The second largest portion of the Commonwealth’s net position, totaling $1.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used.  The remaining balance is unrestricted net position.  The unrestricted net position, if it has a positive value, could be used at the Commonwealth’s discretion.  However, the unrestricted balance is $(12.4) billion; therefore funds are not available for discretionary purposes.  A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred.  Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.

The Commonwealth received program revenues of $13.1 billion and general revenues (including transfers) of $12 billion for total revenues of $25.1 billion during fiscal year 2014.  Expenses for the Commonwealth during fiscal year 2014 were $25.6 billion, which resulted in a total decrease of the Commonwealth’s net position in the amount of $442.6 million, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year.  The decrease in net position of governmental activities was $774.4 million or 7.0 percent.  Approximately 49.7 percent of the governmental activities’ total revenue came from taxes, while 41.2 percent resulted from grants and contributions (including federal aid).  Overall, program revenues were insufficient to cover program expenses for governmental activities.  Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2014 the Commonwealth’s governmental funds reported combined ending fund balances of $2.2 billion, a net decrease of $42.1 million in comparison with the prior year.  $74 million is nonspendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact.  The $2.1 billion is restricted for certain purposes and is not available to fund current operations.  The $61.9 million is considered unrestricted (committed, assigned, or unassigned).  When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

The General Fund balance at June 30, 2014 was ($130.8) million.  The balance reported reflects a decrease of $333 million from the previously reported amount, which represents a decrease of 164.6 percent.  The major factor for the decrease in fund balance is an increase in expenditures of $458.5 million or 5.2 percent.

The General Fund balance is segregated into nonspendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned.  Inventory of $6.5 million represents the nonspendable amount.  The unrestricted had a negative balance of $137.3, therefore is not available for spending at the government’s discretion or upon legislative approval.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures, except for the Federal Fund, which experienced an increase in intergovernmental revenues of $1.9 billion.  Expenditures decreased across a majority of all functions, except for Health and Family Services (CHFS) which experienced an increase in expenditures of $2 billion (a 28.4 percent increase in expenditures for total federal expenditures).

The Commonwealth’s bonded debt decreased by $135.9 million to $6.3 billion, a 2.1 percent decrease during fiscal year 2014.  The major factor in this decrease is a result of the refunding of old issues by the fiscal year 2014 new issues.  Therefore, the remaining liability on the retired bonds plus the fiscal year 2014 principal payments on the remaining outstanding bonds were greater than the fiscal year 2014 issues for new projects.  No general obligation bonds were authorized or outstanding at June 30, 2014.

The CFG official revenue estimate as legislatively enacted for the General Fund for Fiscal Year 2015 is $9,801.2 million which represents a growth rate of 2.7 percent over the revised estimate for Fiscal Year 2014.  For Fiscal Year 2016, the official revenue estimate is $10,067.2 million which is a growth rate of 2.7 percent over FY 2015.  Official revenue estimates for the Road Fund forecast a 2.3 percent decline to $1,546.7 million for Fiscal Year 2015 and 0.8 percent growth to 1,558.4 million for Fiscal Year 2016.  The official estimates for Phase I Tobacco MSA payments are $73.1 million in Fiscal Year 2015 and $88.6 million in Fiscal Year 2016.

As reported by the Office of the State Budget Director, on February 10, 2015, the January 2015 General Fund receipts fell by 0.3 percent compared to January of 2014.  Total revenues for the month were $828.9 million, compared to $831.2 million during January 2014, a decrease of $2.3 million.  Receipts increased 2.9 percent for the first seven months of the fiscal year, and need to increase 4.5 percent over the final five months of fiscal year 2015 to achieve the official revenue estimate of $9,801.2 million.  Road Fund receipts for January totaled $128.7 million, a 2.9 percent increase from January 2014 levels.  Based on year to date collections, Road Fund receipts can decline 4.0 percent and still meet the official fiscal year 2015 estimate of $1,546.7 million.  Director Driskell has noted that because of a substantial decline in the price of motor fuels, growth in Road Fund revenues is expected to decline over the final months of the fiscal year and then fall even more in the first quarter of fiscal year 2016.

Revenue Receipts - Third Quarter, 2015 Fiscal Year

General Fund.  General Fund receipts in the third quarter of FY15 totaled $2,279.9 million compared to $2,162.9 million in the third quarter of FY14, for an increase of $117.0 million or 5.4 percent. Through the first three quarters of the fiscal year, receipts have increased 4.1 percent. The official revenue estimate calls for 3.6 percent revenue growth for the fiscal year. To meet the official estimate, receipts must grow 2.2 percent over the last three months of FY15.

Revenues increased 5.4 percent in the third quarter of FY15 following an equally solid 5.8 percent growth rate in the second quarter. These growth rates were generated largely by high growth in the two largest sources of General Fund revenue – the individual income tax and sales tax. Since 2006, fiscal quarters in which General Fund revenue growth has exceeded five percent are somewhat uncommon. Two consecutive quarters over the five percent mark is a noteworthy signal that General Fund revenue growth is responding to the improvements in the economy.

Individual income tax receipts increased 9.3 percent in the third quarter of FY15. Receipts of $840.2 million were $71.8 million more than was collected in the third quarter of the previous fiscal year. Withholding, declarations receipts and net payments with returns all improved from last year. Total collections have grown 7.3 percent through the first nine months of FY15.

Sales and use tax receipts for the quarter were $785.9 million, compared to $761.4 million in the third quarter of FY14. The $24.5 million difference translates to an increase of 3.2 percent. Year-to-date sales and use tax receipts have increased 4.1 percent.

Property taxes were down 2.9 percent in the third quarter of FY15 due to the timing of collections in the tangible and public service property accounts. Collections of $134.3 million compare to $138.3 million received in the third quarter of the prior fiscal year. In general, property taxes have been very slow in recovering losses from the 2007 recession where the valuations on all types of property plummeted.

Corporation income tax posted an increase of 41.8 percent, or $25.6 million, during the third quarter of FY15. Receipts totaled $86.7 million compared to the $61.2 million received a year earlier. Year-to-date, collections have increased 1.3 percent.

The coal severance tax continued to decrease in the third quarter as receipts fell 9.2 percent. Receipts of $40.6 million compare to $44.8 million collected in the third quarter of FY14. Tax receipts have decreased 7.2 percent through the first nine months of the fiscal year.

Receipts for cigarette taxes decreased in the third quarter. Receipts of $49.6 million were 4.3 percent below that collected in the third quarter of FY14. Year-to-date, cigarette tax receipts have fallen 4.2 percent due to a continued decline in the number of packs sold.

The limited liability entity tax (LLET) registered a $5.6 million increase in tax collections in the third quarter of FY15 when compared to FY14. Total collections in the current fiscal year stand at $125.1 million compared to $130.5 million in the same period a year earlier.

Lottery receipts of $55.5 million were 3.7 percent above last year’s third quarter total of $53.5 million.

The “Other” category represents the remaining accounts in the General Fund, and collections in this account decreased 0.8 percent with receipts of $245.0 million. The major components in this category include insurance premium, bank franchise, telecommunications, beer wholesale taxes and inheritance tax.

Seventy-one percent of General Fund revenues were collected in the areas of the individual income and the sales tax. The next largest source of revenue was the “Other” account at 11 percent.
Property tax accounted for six percent. Corporation income accounted for four percent. Finally Lottery receipts, cigarette, LLET and coal severance taxes each accounted for two percent.

Road Fund.  Road Fund revenue decreased 2.0 percent in the third quarter of FY15. Receipts totaled $378.3 million compared to the $386.1 million received in the third quarter of the last fiscal year. Through the first nine months of FY15, receipts have increased 0.1 percent. Growth rates for the first three quarters of FY15 are 1.8, 0.5 and -2.0 percent, respectively.

Motor fuels tax receipts decreased 5.3 percent during the third quarter of FY15. Receipts were $199.6 million and compare to $210.7 million collected during the third quarter of last year. Through the first nine months of FY15 Motor fuels fell 1.0 percent due to declines in the variable portion of the tax rate.

Motor vehicle usage tax receipts decreased 1.0 percent, or $1.1 million, during the third quarter. Receipts were $107.7 million compared to $108.8 million collected during the same period last year. Through the first nine months of FY15, Motor vehicle usage tax fell only 0.8 percent.

Motor vehicle license tax receipts were up 3.4 percent during the third quarter of FY15. Receipts of $34.6 million compare to $33.5 million received during the third quarter of FY14.

Motor vehicle operators’ license fees totaled $3.8 million, a 3.6 percent decreased compared to the level observed a year ago.

Weight distance tax receipts of $19.7 million increased 3.6 percent compared to receipts collected during the third quarter of last year. The weight distance tax has some significance as a leading indicator of economic activity, as it is a good proxy for goods in transit over Kentucky highways.

Investment income receipts totaled $1.3 million, a 3.7 percent increase compared to the level observed a year ago.

The remainder of the accounts in the Road Fund combined for an increase of 30.7 percent. Receipts for the “Other” category totaled $11.5 million during the third quarter, compared to $8.8 million in the third quarter of FY14.

 Motor fuels taxes and the motor vehicle usage tax accounted for 82 percent of Road Fund revenues in the third quarter. The next-largest sources of revenue were the motor vehicle license tax with nine percent followed by weight distance with five percent. The “Other” category accounted for three percent, while motor vehicle operators’ license fees comprised one percent.

Kentucky Economy - Third Quarter, 2015 Fiscal Year

Kentucky personal income grew by 5.1 percent in the third quarter of FY15. Growth over the last four quarters did not occur evenly across the quarters. Adjacent-quarter growth for the last four quarters was 1.5, 0.7, 2.2 and 0.6 percent, respectively. So the majority of the growth occurred from third quarter of FY14 to fourth quarter of FY14 and from first quarter of FY15 to the second quarter of FY15. Similar to the US distribution of gains, wages and salaries income and transfer receipts made up the majority of the gains in personal income in the third quarter. Wages and salaries increased by 6.0 percent in the third quarter, while transfer receipts income increased by 5.4 percent. The gains in these two components made up 83.8 percent of the gains in total Kentucky personal income in the third quarter. Again, similar to the US, all five components contributing to personal income grew in the third quarter.

Kentucky non-farm employment increased by 2.4 percent in the third quarter of FY15. Adjacent-quarter growth slowed considerably in the third quarter. Adjacent-quarter growth over the last four quarters was 0.87, 0.78, 0.81 and -0.04 percent, respectively. Non-farm employment from the second quarter of

FY15 to the third quarter of FY15 declined by 800 jobs. Additionally, non-farm employment in the third quarter of FY15 declined off of a low base, as non-farm employment in the third quarter of FY14 had also fallen by 0.5 percent.

The 2.4 percent increase in Kentucky non-farm employment over the last four quarters represents a net 44,800 improvement in jobs. The largest percentage contributor to that employment growth was leisure and hospitality services employment, which grew by 5.9 percent. The largest absolute contributor to non-farm employment was trade, transportation and utilities services employment, which grew by 14,300 net jobs. Nine of the eleven supersectors grew in the third quarter.

Construction employment decreased by 1.9 percent and other services employment decreased by 1.2 percent in the third quarter. Construction employment has decreased by a net 20,400 jobs since the 2007 recession; a loss of 23.7 percent in the industry. Construction employment increased on an adjacent-quarter basis for the last two quarters gaining 800 and 1,600 jobs respectively in the last two quarters. It is still not clear if the labor market for construction has found a bottom.

The labor market for other services employment has also been affected, although not as severe as construction. Other services employment has declined by a net 10,800 jobs following the end of the 2007 recession, a net 14.3 percent loss. On an adjusted-quarter basis, other services employment has declined in three of the last four quarters.

Interim Outlook

General Fund.  Despite the presence of down-side risks, the state and national forecasts predict continued growth in employment and personal income with lower rates of unemployment. On the spending side, the strong dollar provides a boost to purchasing power, especially with respect to imports. The same strong dollar, however, creates considerable headwind for U.S. producers of goods for export. On balance, the stronger dollar and higher employment growth are expected to help propel the state economy (and tax revenue) forward during the three-quarter forecasting horizon.

General Fund revenue collections increased 5.4 percent in the third quarter of FY15. Growth rates for the first three quarters have been 1.1, 5.8 and 5.4 percent, respectively for a year-todate growth rate of 4.1 percent. The official revenue estimate calls for 3.6 percent revenue growth for the fiscal year. To meet the official estimate, receipts must grow 2.2 percent over the final quarter of FY15.

Revenue collections are clearly on an upswing, led primarily by solid growth in the income taxes and the sales tax. Moreover, revenue growth in the fourth quarter of FY14 was a tepid 0.5 percent. With the momentum building in current receipts and the low hurdle of collections from FY14 to overcome, the interim estimate calls for a General Fund surplus of $46.1 million compared to the official estimate. To achieve the interim estimates, receipts must grow 4.0 percent in the fourth quarter of FY15.

In the quarter, the individual income tax and sales tax are expected to produce receipts in excess of the General Fund aggregate growth rate of 4.0 percent. The two largest sources of revenue tend to grow in line with broader economic indicators. The individual income tax, which has grown by 7.3 percent through the first nine months of FY15, has benefited greatly from higher unemployment rates and higher personal income of Kentuckians. Sales and use taxes have grown 4.1 percent year-to-date, aided in part by higher disposable incomes due to the lower energy prices, higher employment and higher personal income growth in Kentucky. However, the remaining General Fund accounts have languished in FY15 and most are projected to remain weak through the three quarter forecasting horizon of this report.

The individual income tax has four components: withholding, declarations, net returns (payments minus refunds), and fiduciary payments. Through the first nine months of FY15, the largest three components have shown robust growth. Interim estimates call for individual income tax growth to continue, albeit at a slightly lower rate of 5.9 percent for the remainder of FY15. The fourth quarter of any fiscal year poses challenges for forecasting in the near term, especially in the areas of net returns and declarations. Quarterly declaration payments are due in April and June for the new tax year making roughly one-half of all estimated payments due in the fourth quarter. April is also a pivotal month for net returns since timely-filed returns must be postmarked on or before April 15. Looking ahead into FY16, the pace of growth is expected to wane slightly to 3.6 percent.

Sales and use taxes have been consistently robust through the first three quarters of FY15 as well. Receipts were up 3.4 percent in the first quarter of FY15, followed by growth of 5.6 and 3.2 percent in the following quarters. The estimate for the fourth quarter of FY15 is $848.9 million, or growth of 4.5 percent. If the interim forecast is correct, then the sales and use tax will exceed the official estimate by $107.7 million. In the early stages of the current recovery period, sales tax receipts had lagged economic growth for many quarters as consumers were deleveraging and uncertain about future employment. However, that source of revenue has begun to gather some momentum as falling fuel prices have created additional disposable income and consumer sentiment remains high. Growth of 3.1 percent is expected through the first half of FY16.

Property taxes fell 2.9 percent in the third quarter of FY15. In general, property taxes have been very slow in recovering losses incurred during the 2007 recession where the valuations on all types of property plummeted. Year-to-date growth stands at an anemic 0.9 percent. The interim forecast calls for another drop of 3.5 percent in the fourth quarter followed by 1.3 percent increase in the first half of FY16.

The corporation income tax has been a roller coaster ride thus far in FY15. A first quarter decrease of 25.7 percent was followed by two increasing quarters of 21.2 percent and 41.8 percent. Year-to-date receipts have grown 1.3 percent through the first three quarters. Much like the individual income tax, the corporation income tax receipts are back-loaded to the fourth quarter of any fiscal year since calendar-year filers must make a 50 percent estimated payment on or before June 15. Given the volatility of this revenue source, precise point estimates are very difficult to obtain. The fourth quarter of FY14 generated revenues of $183.3 million for growth of 19.9 percent – a very good quarter. Given the high base revenue in FY14, the forecasted value of $177.6 million generates a decline of 3.1 percent for the quarter and a 0.4 percent decline for the entire fiscal year. Notwithstanding the improvements in the economy, the corporation income tax outperformed most of the states in our region and across the country during FY12, FY13 and FY14. Therefore, the corporation income tax is projected to outperform the official estimate for corporation income tax by $10.8 million in FY15 and grow by 5.8 percent for the first half of FY16.

The limited liability entity tax (LLET) enters the fourth quarter with a year-to-date decline of 4.1 percent. However, both the corporation income tax and LLET posted double-digit growth in the third quarter. Much like the corporation income tax, the distribution among quarters is non-uniform. The LLET fell sharply in the first and second quarters of FY15 before robustly rebounding in the third quarter with growth of 15.3 percent. The interim forecast predicts 8.3 percent growth in the fourth quarter with 11.6 percent growth in the first half of FY16.

The coal severance tax receipts continued to slide in the third quarter, posting a 9.2 percent decline on the heels of 5.0 percent and 7.6 percent setbacks in the first two fiscal quarters of FY15. Coal production has been besieged due to increased environmental regulations and the closure of some mines and power plants. The forecast for the fourth quarter calls for an increasing rate of decline – 13.7 percent followed by a 29.3 percent decline in the first half of FY16. Clearly we have not reached the bottom for the coal severance tax.

Cigarette taxes fell 4.2 percent in the third quarter with receipts of $49.6 million compared to $51.8 million in the fourth quarter of FY14. Receipts will continue to decline in future quarters, due in large part to alternative products, health awareness, and the increasing presence of smoking bans.

Lottery receipts increased 3.7 percent, or $2.0 million, in the third quarter of FY15 with dividends of $55.5 million. Growth is expected to be muted in the fourth quarter due to underlying weakness in multistate online games such as “Powerball” and “Mega Millions”. These games have peak levels of play when the jackpot runs up (in excess of $200 to $300 million). There has been fewer big jackpots in FY15 and dividends have eroded due to this “jackpot fatigue”.

The “Other” category represents the remaining accounts in the General Fund. The major components in the “Other” category include insurance premium, bank franchise, telecommunications, beer wholesale taxes and inheritance tax. Despite increasing only 0.6 percent through the first three quarters of FY15, higher growth is expected for the fourth quarter and first half of FY16.

Road Fund.  Road Fund revenues are forecasted to decline in the final quarter of FY15, continuing the trend of declining growth observed in the first three quarters of FY15. Growth rates for the first three quarters have been 1.8 percent, 0.5 percent, and -2.0 percent, respectively. The decline in revenues is expected to continue throughout the forecast period. Growth rates for the fourth quarter of the current fiscal year and the first six months of FY16 are forecast to be -6.5 percent and -10.3 percent, respectively. The full-year interim FY15 forecast is $11.1 million less than the official revenue forecast.

Motor fuels tax collections are forecasted to fall 11.7 percent over the final quarter of FY15 due to a sharp decline in the motor fuels tax rate. The tax rate in effect in the final quarter is 4.1 cents per gallon lower than the rate in the fourth quarter of FY14 and would have been an additional 3.5 cents lower if not for legislative intervention. House Bill 299, enacted during the 2015 legislative session, raised the motor fuels tax floor from 22.5 cents per gallon to 26.0 cents. House Bill 299 also fundamentally changes the manner in which motor fuels tax rates are calculated. Motor fuels taxes are a combination of fixed and variable components. The two fixed portions remain unchanged and total 6.4 cents per gallon. Under the old law, the variable portion of the tax was set at nine percent of the average wholesale price (AWP), which was calculated and imposed on a quarterly basis. Additionally, the tax was free to fall to the statutory floor. The new law sets the AWP on an annual basis and limits the decline to either 90 percent of the AWP in effect at the close of the previous fiscal year or the statutory floor, whichever is higher. While lower oil and gas prices have had a profound effect on the tax rate, there has been only a minimal offset in terms of increased fuel consumption. Through the first two quarters of the fiscal year, taxable gallons have increased only 1.4 percent. Receipts in the first two quarters of FY16 are expected to continue their sharp decline, falling 18.3 percent.

Motor vehicle usage tax collections are expected to decline in the fourth quarter, falling 1.1 percent before strengthening slightly first two quarters of FY16 as the impact of HB440 continues to hamper receipts in this account. House Bill 440 allows for a trade-in credit on new vehicle purchases and has reduced collections by $32.9 million in the first three quarters of FY15. A second piece of legislation from the 2015 Regular Session of the General Assembly will have a minor impact on motor vehicle usage tax collections beginning in FY16. House Bill 378 exempts from taxation purchases made from Kentucky auto dealers by military service members assigned to duty in Kentucky. The annual impact is estimated to be $500,000.

Motor vehicle license taxes are forecasted to increase 3.9 percent in the final quarter of FY15 but fall 1.3 percent in the first two quarters of FY16. Motor vehicle operators’ licenses are projected to fall 0.7 percent for the remainder of the fiscal year but increase over the first six months of FY16, growing 1.0 percent. Weight distance tax revenue is forecast to increase in both the final quarter of the fiscal year as well as in the first half of FY16 growing 4.0 percent and 6.5 percent, respectively. Investment income is expected to decline over the remainder of the fiscal year with the trend continuing into the first half of FY16. All other revenues should combine for an increase of 6.2 percent during the last three months of FY15 and increase by 1.2 percent the first two quarters of FY16.

Kentucky Economy. Personal income for many Kentuckians has grown as the unemployment rate has come down over the previous 12 months. The Bureau of Labor Statistics (BLS) announced that the unemployment rate for Kentucky had reached 5.3 percent in February, more than two percentage points below where it was twelve months prior. This puts Kentucky’s unemployment rate below the national average. Kentucky non-farm employment grew 2.4 percent in the third quarter of FY15 the highest such level seen since prior to the last recession. While growth in employment has been welcome, it has still not been particularly high for a period of economic expansion, which has been the common theme among states during the last two recovery periods. For the final quarter of FY15 and the first half of FY16, Kentucky’s economy is expected to grow roughly in line with the national economy. Kentuckians’ personal incomes are projected to grow faster than the national average over the next three quarters. Wages and salaries of Kentuckians are forecast to grow 5.7 percent in the first half of FY16 compared to the same period in FY15. Several large corporations with presence in Kentucky announced in recent months they would be increasing wages nationwide. The Burgundy Book, a survey of businesses by the Louisville branch of the St. Louis Federal Reserve that was released in March, confirmed several local businesses expect to raise wages over the forecast period. Perhaps correspondingly, Kentucky’s labor force finally ended its 24 consecutive month decline in January, with a further increase in February. Time will tell if this will trigger a new upward trend in labor force participation as people respond to the incentive of higher wages.

Growth across all sectors of employment is not expected to be uniform. The greatest employment growth is expected to be concentrated in the service-providing sector, while employment in goods production is forecast to grow slower than non-farm employment as a whole. In the third quarter of FY15, goods-producing employment sectors grew 1.2 percent in Kentucky while national goods-producing employment grew a more substantial 2.9 percent. The BLS reports that mining and logging employment growth are also areas where Kentucky is growing slower than the U.S. average.

Along with total non-farm employment, coincident economic activity for Kentucky is at an all-time high according to the Federal Reserve Bank of Philadelphia. Several of Kentucky’s metropolitan statistical areas (MSAs) report improved economic conditions compared to this time last year. The Cleveland branch of the Federal Reserve, which monitors Lexington and Eastern Kentucky, reported in March that the Lexington metro area continues to outperform Kentucky in general economic growth. The Burgundy Book reported strong manufacturing export growth coming into the third quarter and that manufacturers report increasing wages in response to tighter labor market conditions. Seven of ten survey respondents expect improved local conditions throughout 2015. This should be expected as manufacturers like Toyota expand their Kentucky production to meet demand from the growing national economy. However, the dollar’s continued appreciation against major foreign currencies should hamper some of the growth of Kentucky’s exporters.

Gasoline prices are expected to remain relatively low in the near-term, helping keep a lid on inflation and providing a boon to Kentucky households’ purchasing power. The U.S. Department of Transportation reported that nationwide, vehicle-miles driven reached a new twelvemonth high in January. Kentuckians will likely see some of that benefit as tourists and shipping vehicles move along the state’s highways.

The housing recovery continues in moderate fashion. Housing prices are growing only modestly in both the Louisville and Lexington areas. The Burgundy Book reports that banks expect their loan portfolios to expand only slightly in the coming quarter. Housing inventory is still markedly low, indicating households are still working on reducing their mortgage debt. The savings rate of U.S. households increased to 5.8 percent in February, the highest it has been since 2012.

The Federal Open Market Committee downgraded its projections of U.S. GDP growth in March further raising concerns that lower unemployment will not necessarily result in faster economic growth. The 2.4 percent RGDP growth seen in 2014 was a post-recession high, but not very remarkable. As such, it is important to add caution to our optimism even as Kentucky’s economy appears poised to perform better in 2015 than in previous years.

Pension Plans

Eligible state employees participate in one of two multi-employer defined benefit plans, the Kentucky Retirement Systems and the Teachers’ Retirement System of the State of Kentucky (“KTRS”).  The Kentucky Retirement Systems is comprised of five retirement plans, Kentucky Employees Retirement System (“KERS”) Non Hazardous, KERS Hazardous, County Employees Retirement System (“CERS”) Non-Hazardous, CERS Hazardous, and State Police.  Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein.  The Kentucky Retirement Systems and KTRS (collectively, the “Pension Plans”) provide both pension and Other Post Employment Benefits to state employees and teachers based upon their years of service and retirement dates.  Most retirement benefits are subject of a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal.  The Pension Plans are component units of the Commonwealth for financial reporting purposes.

Pension Funding.  Based upon the assumptions employed in the Pension Plans’ June 30, 2014 actuarial valuation reports, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the “UAAL”) of $9, 853 million, while KTRS had a UAAL of $14,010 million.  The state supported portion of the Pension Plans for fiscal year ended June 30, 2014 had funding percentages of 24.5 percent for the Kentucky Retirement Systems and 53.6 percent for KTRS.  The Kentucky Retirement Systems state supported Annual Required Contribution for fiscal year ended June 30, 2014 pension benefits was $560.2 million; $318.8 million was contributed.  The KTRS state supported Annual Required Contribution for fiscal year ended June 30, 2014 was $823.4 million; $563.3 million was contributed.

Other Post Employment Benefits (“OPEB”).  The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers.  The Pension Plans administer two multi-employer defined benefit healthcare plans (collectively, the “Health Plans”) for which the Commonwealth pays a portion of the cost of the benefits of the retired employees.  As of June 30, 2014, the OPEB UAAL has been estimated to not exceed $1,662 million for the Kentucky Retirement Systems and $2,687 million for KTRS.  These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2014.  The actuarial estimates for the Kentucky Retirement Systems’ OPEB liabilities decreased from the $1,731.9 million previously reported.  The actuarial estimates for KTRS decreased from the $3,108 million previously reported.

The Kentucky Retirement Systems’ state supported OPEB Annual Required Contribution for fiscal year ended June 30, 2014 was $245.4 million; $204.98 million was contributed.  The KTRS state supported OPEB Annual Required Contribution for fiscal year ended June 30, 2014 was $160.6 million; $163.6 million was contributed.  The state supported portion of the OPEB for fiscal year ended June 30, 2014 had funding percentages of 41.9 percent for the Kentucky Retirement System and 18.4 percent for KTRS.

The Commonwealth’s 2012-2014 biennial budget increased employer contribution rates by 39 percent in fiscal year 2013 and 35 percent in fiscal year 2014 for the Kentucky Retirement Systems’ non-hazardous duty retirement system.  The increase for the State Police Retirement System is 40 percent in fiscal year 2013 and 36 percent in fiscal year 2014.  The Commonwealth’s 2014-2016 biennial budget increased employer contribution rates by 64 percent in fiscal year 2015 and 45 percent in fiscal year 2016 for the Kentucky Retirement Systems’ non-hazardous duty retirement system.  The increase for the State Police Retirement System is 19 percent in fiscal year 2015 and 6 percent in fiscal year 2016.

House Bill 4 is proposed legislation before the General Assembly.  The bill would authorize the Kentucky Asset Liability Commission to issue Pension Obligation Bonds (POB) in an amount not to exceed $3.3 billion for the benefit of the KTRS pension.  The bill provides that the state will phase-in over a ten year period the payment of the full Actuarial Required Contribution (ARC) through a combination of state appropriations and proceeds from the POB.  The bill passed the House of Representatives on February 23, 2015 and was received in the Senate on February 24, 2015.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Overview

Population Characteristics.  Rhode Island experienced a population increase of 1.1% between 1999 and 2013. The U.S. Census Bureau estimated that Rhode Island’s population increased by 0.1% in 2013 as compared to 2012.  The 2013 United States census estimate for Rhode Island was 1,051,511 or 1.9% less than the 1,071,504 counted in 2003.  In contrast, the total United States population is expected to experience a population increase of 8.9% between 2003 and 2013.

Personal Income and Poverty. Per capital personal income levels in Rhode Island had lagged that of the United States for the 1998 to 2000 period.  In 2001, Rhode Island per capita real personal income surpassed U.S. per capita real personal income and has remained above U.S. per capital real personal income since that time.  Rhode Island per capita personal income in 2013 was $43,850 versus U.S. per capita personal income of $41,547 (both are in terms of 2009 dollars).  In addition, Rhode Island has maintained a poverty rate below the national average.  Over the 1998-2012 period, Rhode Island’s average poverty rate was 11.6% versus the U.S. average poverty rate of 13.0%.

Employment.  According to the U.S. Department of Labor Bureau of Labor Statistics, total Rhode Island nonfarm employment fell at a rate of 4.5% in 2009, 0.3% in 2010 but increased by 0.2% in 2011 and 1.1 percent in 2012 and 1.2 percent in 2013.  The average annual growth rate for Rhode Island nonfarm employment for the 1999 to 2013 period was 0.2%.

Economic Base and Performance.  Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries.  A substantial portion of products produced by these and other sectors is exported.  Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly Education and Health Services.

Human Resources.  The Rhode Island population is well educated with 31.4% of its residents over the age of 25 having received a Bachelor’s degree or a Graduate or Professional degree according to the U.S. Department of Commerce Census Bureau (American Community Survey). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 1996-1997 academic year.  For 2010-2011 Rhode Island spent 43.2% more per pupil than the national average.

Economy

During its November 2014 meeting, a forecast of the U.S. and Rhode Island economies was presented by Moody’s Analytics. The Rhode Island Department of Labor and Training (DLT) also presented current employment and labor force trends in Rhode Island. The conferees heard the testimony from a Senior Economist for Moody’s Analytics, and the Assistant Director for DLT’s Labor Market Information unit.

The Revenue Estimating Conference adopted the economic forecast, shown at the end of this section, on November 3, 2014 through a consensus process informed by the testimony provided to the conferees. The updated economic forecast made slight changes to the consensus outlook adopted at the May 2014 Revenue Estimating Conference.

In testimony to the principals of the November 2014 Revenue Estimating Conference, Moody’s Analytics noted that the state took the first step in overcoming its reputation as a state with high business costs and taxes by cutting the state corporate tax rate from 9.0 percent to 7.0 percent for all C-corporations effective for tax years beginning on or after January 1, 2015. In addition, Moody’s Analytics’ state economic analyst mentioned that well-directed business investment in Rhode Island’s comparative advantage areas of higher education, healthcare and biotechnology will be essential to the achievement of sustained economic growth in the state. Moody’s Analytics’ economic analyst for Rhode Island noted that spillover growth in the financial services sector fueled by increased commercial rent costs in the Boston metro area have resulted in payrolls increasing by 4.4 percent in Rhode Island’s financial services sector since the start of the year, or 3.0 percentage points higher than total payroll growth for the same time period. Furthermore, Moody’s Analytics expects education-related construction to spur economic growth in the near term. Moody’s Analytics optimism is tempered by the fact that the Rhode Island’s lack of dynamic, high-skill industries will detract from the overall rate of economic expansion in the next few years.

The November 2014 Consensus Economic Forecast indicates that the state will need to direct resources into retraining displaced workers as the economy continues to move from a low value added manufacturing based economy to a services oriented economy. Investment in retraining displaced workers will mitigate the economic impacts associated with shrinkage of the labor force as a result of the state’s demographic trends, the paucity of employment opportunities and persistent structural unemployment. According to Moody’s Analytics, the void felt in the economy from this transition to a service based economy may be filled in the long term by growth in the biotechnology, medical device manufacturing and pharmaceuticals industries which currently employ a small percentage of the total workforce. Also stated in their quarterly narrative, Moody’s Analytics indicated that the housing market in Rhode Island has begun to take a step back as the pace of homebuilding and construction activity has declined since accelerating in the first half of 2014. Home price appreciation in Rhode Island is still trending upward albeit at a slower pace than the national average.

Moody’s Analytics noted that some of the conditions weighing down the housing market include increased foreclosures and the weak labor market, translating into a delayed release of pent-up household formation. A key risk to the November 2014 Consensus Economic Forecast is the growth in the housing market. Growth in the housing market is dependent on projected wage growth triggering the release of pent-up demand for household formation which, if unachieved, will make the forecast overly optimistic. On a positive note, Moody’s Analytics stated that mortgage delinquency rates are almost back to prerecession levels. Stringent credit conditions have resulted in improved mortgage delinquency rates and the recent spike in foreclosure inventory should not be a cause for concern as Rhode Island consumers are in a stronger financial position to borrow. Additionally, Moody’s Analytics reports that factory job gains earlier in the year as well as the previously noted recent hiring in the financial services sector have kept the state’s wage growth on par with the national average, an encouraging development given the uncertainty of the potential abatement in federal spending levels for defense and other grants.

While testimony from Moody’s Analytics gave a broad picture of Rhode Island’s economic conditions as of November 2014, the Rhode Island Department of Labor and Training (DLT) presented a detailed analysis of Rhode Island’s labor market. DLT reported that the Rhode Island unemployment rate was 7.6 percent in September 2014, the latest data available at the time of the Revenue Estimating Conference. This is down from 9.5 percent in September 2013 but was the first month in ten months that Rhode Island’s unemployment rate did not decline from the previous month. For December 2014, Rhode Island’s unemployment rate was 6.8 percent, a decrease from the December 2013 unemployment rate of 9.3 percent and a decrease of 0.3 percentage points from November 2014’s unemployment rate.

Rhode Island’s resident employment peaked at 547,300 in January 2007. Rhode Island resident employment in September 2014 totaled 512,300, or 35,000 off the peak. According to DLT, for December 2014, Rhode Island resident employment totaled 511,600, or 35,700 below the January 2007 peak. DLT’s data has December 2014 resident employment at 4,600 jobs above the reported amount of resident employment in December 2013. The DLT’s data shows that resident employment has decreased by 660 between September 2014 and December 2014.

According to testimony provided by DLT at the November 2014 Revenue Estimating Conference, Rhode Island establishment employment increased over the period September 2013 to September 2014 resulting in 5,900 jobs gained.

DLT staff testified further that they expect to see revisions to the June 2014 job numbers reported by the Bureau of Labor Statistics (BLS). Using a methodology developed by the University of Massachusetts, DLT staff project that total non-farm employment for the quarter ending June 2014 will be revised upward by 1,200 jobs. It should be noted that Moody’s Analytics economic forecast incorporates upward revisions to BLS data for forecast numbers, but uses current BLS total employment numbers for historical figures. As a result, it may be the case that the growth rates contained in the forecast below will be revised downward as historical figures are revised upward.

The November 2014 Consensus Economic Forecast

While there is no official measurement and dating of recessions at the state level, employment is usually used to gauge the cyclical status of the state economy. In FY 2014, total non-farm employment increased by 1.3 percent. In FY 2015, non-farm employment is expected to increase by 1.4 percent from 474,350 in FY 2014 to 480,910 in FY 2015. Over the FY 2015 through FY 2020 period, Rhode Island’s economy is expected to add 23,120 jobs. It should be noted that growth rates in nonfarm employment indicate a positive trend from FY 2013’s 1.1 percent growth to FY 2016’s growth of 2.4 percent before rates of growth in nonfarm employment slow to 1.7 percent in FY 2017 and 0.6 percent in FY 2018. The consensus economic forecast indicates a continued decline in non-farm employment growth in FY 2019 and FY 2020 of 0.1 percent and -0.1 percent respectively.

The unemployment rate is projected to decline sharply from 9.0 percent in FY 2014 to 7.3 percent in FY 2015. As recovery takes hold, Rhode Island’s unemployment rate is expected to continue its rapid decline falling to 5.2 percent by FY 2020. Even at this lower rate in FY 2020, Rhode Island’s unemployment rate will be 0.3 percentage points higher than the State’s unemployment rate of 4.9 percent achieved when the economy peaked in FY 2007.

Personal income growth is expected to be 4.0 percent in FY 2015 up from the 3.0 percent growth in FY 2014. The November 2014 Revenue Estimating Conference’s estimates for personal income growth show a positive upward trend from FY 2013 through FY 2016 peaking at 5.9 percent growth in FY 2016. It should be noted that for FY 2015 through FY 2017, the adopted estimates for personal income growth are below the adopted estimates from the May 2014 Revenue Estimating Conference for the same period. This projection indicates that personal income growth will be weaker than what was anticipated for the FY 2015 through FY 2017 period at the May 2014 Revenue Estimating Conference. The consensus economic forecast for FY 2018 and FY 2019 personal income growth, as testified to by Moody’s Analytics at the November 2014 Revenue Estimating Conference, is higher than the consensus economic forecast adopted at the May 2014 Revenue Estimating Conference by 0.6 percentage points and 0.2 percentage points respectively. The FY 2015 projected growth rate for personal income is down 1.7 percentage points from what was adopted at the May 2014 Revenue Estimating Conference of 5.8 percent. For FY 2016 the adopted November 2014 Revenue Estimating Conference personal income growth estimate is 0.7 percentage points below the 6.6 percent growth rate that was adopted in May 2014. Based on the November 2014 Revenue Estimating Conference, the personal income growth rate is expected to fall to 5.3 percent in FY 2017 and remain at or above 2.9 percent throughout the remainder of the forecast period.

Similarly, the November 2014 Revenue Estimating Conference estimates for FY 2015 growth in dividends, interest and rents indicate a slight increase from FY 2014 growth of 2.3 percent with robust growth of 9.0 percent projected to occur in FY 2016, 8.8 percent in FY 2017 and an average growth rate of 3.8 percent for the FY 2018 through FY 2020 period. November 2014 Revenue Estimating Conference adopted wage and salary income growth was higher in FY 2014 relative to the projected growth adopted in May 2014 by 0.7 percentage points. For the FY 2015 to FY 2020 period, the November 2014 Revenue Estimating Conference growth rates for wages and salaries were revised downward in every year except FY 2017 when compared to the forecast adopted in May 2014. Wage and salary income growth is expected to see continued improvement in FY 2015 with projected growth of 4.8 percent, an increase of 0.8 percentage points from FY 2014. The rate of growth accelerates in FY 2016 to 6.9 percent before decelerating in FY 2017, FY 2018 and FY 2019 to 6.0 percent, 4.2 percent and 3.4 percent respectively. The downward trend in wages and salaries income growth continues into FY 2020 with a projected growth rate of 2.8 percent.

The U.S. rate of inflation as measured by the Consumer Price Index for all urban consumers (CPI-U) is anticipated to increase to 1.9 percent in FY 2015 from 1.6 percent in FY 2014. The forecast of CPI-U as presented displays a consistent trend upward from 1.9 percent in FY 2015 to 2.9 percent in FY 2018 with decelerated growth expected to take place in FY 2019 and FY 2020. The rate of growth in CPI-U is forecasted to increase further to 2.2 percent in FY 2016, 2.6 percent in FY 2017 and 2.9 percent in FY 2018. In FY 2019 through FY 2020, inflation is expected to decelerate and settle at 2.5 percent.

For FY 2015, the interest rate on three month Treasury bills is expected to remain stable relative to FY 2014 at 0.04 percent. In FY 2016, the interest rate on three month Treasury bills is expected to rise to 0.8 percent and increase again by 1.7 percentage points to approximately 2.5 percent in FY 2017. For FY 2018 and FY 2019, the interest rate on three month Treasury bills climbs to 3.2 percent and 3.4 percent respectively before stabilizing at 3.5 percent in FY 2020. The interest rate on ten year Treasury notes is expected to increase from 2.7 percent in FY 2014 to 2.9 percent in FY 2015 and continue to rise to 4.0 percent and 4.8 percent in FY 2016 and FY 2017. The interest rate on ten year Treasury notes is anticipated to decrease to 4.6 percent in FY 2018 and then decrease to 4.5 percent in FY 2019 and remain flat for FY 2020.

February 2015 Update to the November 2014 Consensus Economic Forecast

Due to the significant drop in oil prices in the fourth quarter of 2014 (the second quarter of FY 2015), the Office of Management and Budget requested Moody’s Analytics to update the Rhode Island economic forecast based on Moody’s Analytics’ revised forecast for oil prices. This forecast was provided by Moody’s Analytics in February 2015. Moody’s Analytics forecast for oil prices at the November 2014

Revenue Estimating Conference showed the per barrel price for West Texas Intermediate crude oil rising from $97.40 in the fourth quarter of 2014 to $101.30 in the first quarter of 2015 (the third quarter of FY 2015) with continued increases to $105.50 in the second quarter of 2016 (the fourth quarter of FY 2016) and to $121.60 in the second quarter of 2020. Not surprisingly, Moody’s Analytics’ February 2015 forecast for oil prices showed a significant revision from its November 2014 oil price forecast. Specifically, Moody’s oil price for the fourth quarter of 2014 was $72.90 per barrel falling to $50.00 per barrel in the first quarter of 2015 before steadily increasing to $81.30 per barrel in the second quarter of 2016 and to $90.80 per barrel in the second quarter of 2020.

With respect to the rest of the forecast, Moody’s Analytics February 2015 update gave more of a mixed signal than anything in regards to Rhode Island’s overall economic performance relative to what was expected in the forecast prepared for the November 2014 Revenue Estimating Conference. The February 2015 forecast showed a slight improvement in Rhode Island nonfarm employment growth for FY 2015. For FY 2016, nonfarm employment growth dropped 0.3 percentage points below the November 2014 forecast. For FY 2017 and FY 2018, nonfarm employment growth is expected to be 0.1 percentage points higher and 0.2 percentage points higher respectively than in the November 2014 forecast. For Rhode Island personal income, FY 2015 growth is 0.1 percentage points below the November 2014 forecast while FY 2016 personal income growth is 0.8 percentage points below the November 2014 forecast. For the FY 2017 through FY 2020 period personal income growth was revised upward for each year with upward revision of 0.3 percentage points for FY 2017 and 0.8 percentage points for FY 2018. Rhode Island wage and salary growth showed a much sharper downward revision for FY 2015 of 1.2 percentage points followed by a less significant decline of 0.6 percentage points for FY 2016. Rhode Island wage and salary growth, as was the case with personal income growth, was revised upward for each year in the FY 2017 through FY 2020 forecast horizon. Finally, the Rhode Island unemployment rate was revised downward by 0.3 percentage points for each year for the period FY 2015 through FY 2020.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration.  Preparation and submission of the budget is governed by both the State Constitution and the General Laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the General Assembly on or before the third Thursday in January, unless extended by statute.  The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly.  Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts.  No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations.  The Governor may veto legislative appropriations bills.  However, the Governor does not have line-item veto authority.  The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  Supplemental appropriation measures shall be submitted by the Governor to the General Assembly on or before the third Thursday in January.  Supplemental appropriations by the General

Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer.  Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year) and two prior fiscal years.  Receipt estimates for the current year and budget year are those adopted by the State Consensus Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

The Consensus Revenue Estimating Conference was created in 1990 to provide the Governor and the Assembly with estimates of general revenues.  The principals of the Revenue Estimating Conference are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three.  It must meet at least twice a year (specifically November and May) but can be called at any other time by any member.  The principals must reach consensus on revenues.  In 1991 the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, was established to adopt welfare and medical assistance caseload estimates.

In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the General Laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

A budget reserve and cash stabilization account was created by statute in 1990.  In 1992, the Rhode Island Constitution was amended specifying that the reserves created could only be called upon in an emergency involving the health, safety, or welfare of the State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts.  Such reserve account was capped at 3 percent of General Fund revenues.  The reserve account was funded by limiting annual appropriations to 98 percent of estimated revenues.  When the Budget Reserve Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund.  If funds are withdrawn, the Budget Reserve Account is replenished through the funding formula provided for in the Constitution, and the general law requires that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.  The balance of the Budget Reserve Account at the end of FY 2014 according to the audited financial statements was $177.0 million.

In November, 2006, the voters of the State approved an amendment to the Rhode Island Constitution that has restricted, as of July 1, 2007, the use of excess funds in the Rhode Island Capital Plan Fund solely for capital projects.  Previously, the fund could be used for debt reduction, payment of debt service, and capital projects. Also, the constitutional amendment, beginning on July 1, 2012, increases the Budget Reserve Account by limiting annual appropriations to ninety-seven percent (97.0%) of estimated revenues and increasing the cap on the budget reserve account to five percent (5.0%) of estimated revenues.  During the 2007 Session of the General Assembly, a statutory schedule was enacted to provide for incremental decreases of 0.2 percent to gradually move spending from 98 percent of revenues to 97 percent of revenues.  Additionally, the Budget Reserve Account maximum balance would be gradually increased by 0.4 percent annually to gradually move from 3.0 percent to 5.0 percent of resources.

Additionally, during the 2007 Session of the General Assembly, a law was enacted which requires that revenues received in excess of the amount estimated in the enacted budget, net of reserve fund contributions, would be transferred to the State Retirement Fund upon completion of the post audit.  The Governor’s recommended FY 2014 Appropriations Act included a proposal to eliminate the requirement for this transfer for FY 2012 and future years, but this change was not approved by the General Assembly.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits.  Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect.  Bills impacting upon State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note.  The Department of Revenue’s Office of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration is required by law to produce a quarterly report to be made public that incorporates actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations.  The report also contains a projection of a year-end balance.

The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission.  Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis.  The State treasury balance is determined daily.  In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund.  The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly.  This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the Governmental Accounting Standards Board with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls.  The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the Federal Single Audit Act.  The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Municipalities

There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.

Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5 ½% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5 ½% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5 ½%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5 ½% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5 ½% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of State mandates.

Status of Pension and OPEB Plans Administered by Municipalities

The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40%, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).

The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit (“OPEB”) plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.

In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in “critical” status (below 60% funded) must notify the plans’ participants & beneficiaries, the General Assembly, the Department of Revenue, the Auditor General and the General Treasurer within 30 days following that certification.  In addition, municipalities with plans in critical status are required to submit within 180 days of sending the critical status notice to the Commission a reasonable alternative funding improvement plan to emerge from critical status.

The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  All municipalities that currently have a pension plan in critical status have submitted a Funding Improvement Plan to the Commission which were all reviewed by the Commission and will be monitored on its progress by the Commission.  Currently, there are twenty-one (21) plans deemed to be in critical status, based on the most recent submitted actuarial valuations.  Please note that Central Falls does not have to submit a Funding Improvement Plan, pursuant to Sec. 45-65-4(4), which excludes certain plans from the provisions of this chapter.  The Commission also continues its work to review Other Post Employment Benefits (OPEB) for all cities and towns, as well as housing authorities, sewer, water and fire districts.

State Oversight for Municipal Fiscal Stability

In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" (“Fiscal Stability Act”) to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.

The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the “State Receiver”).  The State Receiver appointed by the Director of Revenue pursuant to the Fiscal Stability Act, filed for federal bankruptcy protection on August 1, 2011, see “Central Falls Bankruptcy” below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission.

The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town’s fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the Division of Municipal Finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.  During the 2011, 2013 and 2014 legislative sessions, the Act was amended; those amendments are discussed below.

Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the

Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.

Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended “clean up” some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver’s ability to exercise such powers and remedies on a municipality’s behalf in such a federal proceeding.

During the 2013 legislative session of the Rhode Island General Assembly, two bills were passed and enacted as Chapter 347 of the Public Laws of 2013 and its companion Chapter 246 of the Public Laws of 2013 which modified the Fiscal Stability Act in those instances where there as State oversight under the Act but the municipality had not been placed in a Chapter 9 bankruptcy.  (In those instances where a municipality had been placed in a Chapter 9 bankruptcy, the law was changed in 2013 to require the State to reimburse the municipality for 50 percent of the cost of the Administration and Finance Officer.)  Under the 2013 amendments, the Act was changed in the following material ways where a municipality had been under State oversight but the municipality had not been placed in a Chapter 9 bankruptcy: (i) instead of an Administration and Finance Officer, a Finance Advisor is to be appointed for a five (5) year period upon the termination of a fiscal overseer, budget commission or receiver; (ii) the Finance Advisor is to be appointed by the Director of Revenue, and report to the Director of Revenue but is an employee of the municipality; and (iii) the Finance Advisor is responsible for monitoring the overall budgetary and finance administration and fiscal health of the municipality.  The cost of the Finance Advisor will be shared 50/50 by the State and the municipality.  The 2013 amendments to the Act do not impact the existing Administration and Finance Officer in Central Falls, except to provide that the State reimburses the municipality 50 percent of the cost for that position.

During the 2014 legislative session of the General Assembly, three bills were passed which modified the Fiscal Stability Act.  House bill H-7943 and its companion bill S-2974 provide for a member of a town or city council to be elected to serve on a budget commission. (Prior to that change, it was the town or city council president.)  House bill H-8291 Substitute A and its companion bill S-3115 provide that for a municipality where a State receiver has been abolished because of a Chapter 9 bankruptcy filing, the director of information technology and the director of human resources would not report to or be under the direction of the Administration and Finance Officer for the municipality.

Lastly, House bill H-7944 Substitute A, as amended, and its companion bill S-2778, as amended, extend the provisions of the budget commission chapter to include/cover fire districts and also provide additional financial reporting requirements for fire districts, which requirements are similar to those applicable to cities and towns.

Central Falls

In June 2011, the City of Central Falls (the “City”) adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.

On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.

The City also reached a settlement with the retirees which provided for permanent cuts in their pensions of up to 55%.  The agreement required the Director of Revenue to seek legislation from the General Assembly granting a $2.6 million appropriation to be disbursed by the City over a period of five years such that the combined supplemental transition payment and the reduced retirees’ pensions would result in a reduction of no more than 25% over that five year period.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.

In the 2014 Session of the General Assembly, H-7776 sub A and S-2332 sub A were enacted.  These bills stipulate that the “state shall annually appropriate sufficient funds to the restricted account for the city of Central Falls to supplement the city’s funding for payments to Central Falls retirees in order that they continue to receive seventy-five percent (75%) of their base pension benefit as of July 31, 2011…”.  Annual general revenue appropriations will be required beginning in FY 2017 in an estimated amount of $328,561.  Total projected funding through FY 2045 is estimated at $4.9 million.

One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.

The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on

September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.

The Fourth Amended Plan of Debt Adjustment became effective on October 25, 2012 and the City of Central Falls emerged from bankruptcy on that date.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4.0% property tax increase in each of the next five years.  Also, as a result of the agreement with the retirees, the City’s five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.

Counsel for certain members of the Central Falls city council field a motion seeking to terminate the receivership.  Counsel for the state filed an objection to that motion on the grounds that the Director of Revenue was not yet able to make the required determination under the Fiscal Stability Act that the receivership was no longer necessary.  In response, the Rhode Island Superior Court (Judge Silverstein) entered an order requiring the parties to participate in mediation to attempt to resolve their differences.  A mediator was appointed and the mediation commenced on February 4, 2013.  The mediation was not successful in resolving the issues between the parties.  In April, 2013, the Director of the Department of Revenue, finding that the financial condition of Central Falls had improved to a level such that a receivership was no longer necessary, terminated the receivership effective as of that date.  After posting the position of Administration and Finance Officer and conducting interviews, the division of municipal finance recommended the names of candidates to the Mayor of Central Falls. The Mayor appointed an Administration and Finance Officer for the city in April, 2013.  The State provides 50% of the funding for this position.

East Providence

In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.

The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a  budget commission.

In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.  On September 9, 2013, the Director of Revenue determined that the fiscal health of the City improved to a level that the oversight of a Budget Commission was no longer needed.  The last scheduled meeting of the Budget Commission was held on September 16, 2013.  At the same time, the Director appointed a Finance Advisor for the City as required by R.I. Gen. Law Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of September 16, 2013.  The State provides 50 percent of the funding for this position.

Woonsocket

In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the

Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.  Since that time the Budget Commission has continued its work in assisting the City with its fiscal challenges.

The Budget Commission has assumed responsibility for all budget and financial matters.

Central Coventry Fire District

During the 2014 legislative session, the General Assembly amended the Fiscal Stability Act to extend its provisions to fiscally distressed fire districts.  At the time, the Central Coventry Fire District was under judicial receivership and had been scheduled for liquidation.  Pursuant to the Fiscal Stability Act as amended, the Central Coventry Fire District is currently under the oversight of the State.  On May 6, 2014, the Director of Revenue appointed a Receiver who is working to achieve fiscal stability for the fire district.

Local Tax Relief

In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.

The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement for FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.

The Assembly provided $10.0 million in FY 2011 to FY 2015 enacted budgets for the Motor Vehicle Excise Tax Reimbursement Program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.

State Aid to Local Communities

The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community, the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced price meals.

For FY 2015, not including aid to State-operated schools, the State appropriated $784.4 million in education aid to local school districts and charter schools through the funding formula ($813.1 million with the inclusion of the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).

In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $12.3 million for these categories in FY 2015.

There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2015 budget, state general aid support of $7.3 million is provided for internet access, for administering the school breakfast program, for textbooks for non-public schools, for implementation of full day kindergarten, and for a payment based on the number of group home beds in each community.

In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.

The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium is scheduled to run through May 31, 2015.  The State appropriated $67.9 million for this category in the FY 2015 enacted budget and the Governor recommends $67.9 million in FY 2015.  A related program will provide approximately $2.3 million in FY 2015.

The final major category of State aid is state funding of teachers’ retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the state.  Effective July 1, 2012 there is a defined contribution plan, which features both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The FY 2015 enacted budget includes $89.5 million based on projected FY 2014 expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  However, this was reduced in the final enacted budget to $117.2 million.  For FY 2011 through FY 2015, the enacted budgets included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans’ residential facilities, and correctional facilities occupied by more than one hundred (100) residents.  The FY 2014 Enacted Budget included $35.1 million for this program.  The FY 2015 enacted budget includes $40.1 million for this program.  Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.  Article 2 of the FY 2015 enacted budget also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality’s assessment data for the following year’s fiscal payment, whichever is later.  This change will go into effect as of July 1, 2015.  Furthermore, the 2014 General Assembly granted cities and towns the right to and the method by which they may: (1) tax the real and personal property of a for-profit hospital facility; and/or (2) enter into a stabilization agreement with a for-profit hospital facility.

Also, the State makes payments to communities identified as distressed based upon four different criteria.  As a result of the indices established by Rhode Island General Laws 45-13-12, the following communities would receive funds through the Distressed Communities Relief Fund in FY 2015: Central Falls, Cranston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.  Cranston falls out of the program in FY 2015, but is considered a distressed community in the fall-out year.  For FY 2015, the city will receive a transition payment.

Of the communities identified as distressed, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.  Appropriations of $10.4 million are included in the FY 2013 through FY 2015 enacted budgets.

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $8.7 million are included in the FY 2015 enacted budget.

Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  For FY 2015, an amount of $14.3 million was included in the budget.  Funds collected from this tax are distributed to cities and towns within the state on the basis of the ratio of the city or town population relative to the population of the state as a whole.

Also, the State distributes a 1% (one percent) meals and beverage tax according to the proportion of that tax collected in each community.  For FY 2014, the enacted meals and beverage tax was estimated at $21.8 million, or 2.0% greater than actual FY 2013 meals and beverage tax revenues.  The FY 2015 enacted budget includes an amount of $23.0 million.  Similarly, the State distributes a 1.0% hotel tax, as well as a 25% local share of the state 5% hotel tax which, when combined, provide municipalities a 2.25% gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality.  For actual FY 2013, the combined local portion of the hotel tax is $6.7 million while the enacted FY 2014 hotel tax is $6.5 million, 2.2% less than the actual FY 2013 hotel tax.  In the FY 2015 enacted budget, an amount of $7.2 million is included.

The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.025 million in FY 2014 and FY 2015.

Beginning in 1987 a variety of general State aid programs were consolidated into one general revenue sharing program which incorporated a distribution formula based upon relative population, tax effort for municipal services and personal income of each city and town.  The general revenue sharing program also incorporated additional funding to compensate municipalities for the phased loss of the inventory tax, as described above.  No funding was provided for this program in either the FY 2014 or FY 2015 budgets. This program was last funded in FY 2009 with an appropriation of $25.0 million.

In the FY 2014 Appropriations Act, the Governor proposed Article 11, known as the “Municipal Incentive Aid Act.”  The purpose of this Act is to encourage municipalities to improve the sustainability of their retirement plans and to reduce unfunded liabilities.  Municipalities that comply with the requirements of this Act will receive aid under this new program.  The Governor recommended an appropriation of $10.0 million for FY 2014, with the intent to have an additional $10.0 million appropriated in FY 2015 and FY 2016, respectively.  The municipal incentive aid would be distributed to each municipality as a percentage of the municipality’s population as compared to the total state population.  The General Assembly enacted an amount of $5.0 million in the FY 2014 and FY 2015 budgets for eligible communities.

The 2014 General Assembly also made changes to the statute governing this program.  The statute provides now that for FY 2015 and each fiscal year thereafter that municipal incentive aid is distributed to eligible municipalities under R.I. General Laws 45-13.2-6, a municipality has to implement the original recommended Funding Improvement Plan (FIP) or an amended FIP pursuant to chapter 45-65, within one month after the close of the fiscal year and have made the required funding payment in compliance with the municipality’s adopted FIP(s) and the funding guidelines established by the Pension Study Commission.

Furthermore, the statute now provides that for FY 2014, and in any year thereafter that a municipality is not eligible to receive a distribution under chapter 45-13.2, the distribution that said municipality would have received had it been eligible shall be re-appropriated to the immediately following fiscal year, at which time the amount re-appropriated shall be distributed to said municipality provided that said municipality has satisfied the eligibility requirements of both the prior fiscal year and the then current fiscal year.  In the event that said municipality fails to satisfy the eligibility requirements for the prior and the then current fiscal year by the time that eligibility to receive distributions in the next fiscal year is determined, then the amount that would have been distributed to the municipality for said prior year will be distributed in the month of May among the municipalities that received a distribution in the prior fiscal year, with the share to be received by each municipality calculated in the same manner as distributions were calculated in the prior fiscal year.

The Town of Coventry did not submit a funding improvement plan for all its locally-administered pension plans by the deadline for FY 2014 funding.  However, the above provision gives the Town additional time to submit the funding improvement plan in order to still qualify to receive the aid.

State Budgeting Practices for Municipalities

The FY 2013 enacted budget included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.

The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.

The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.

Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  In addition, each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  Furthermore, the report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council president and school committee chair sign the report as well.  Furthermore, RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to both the Division of Municipal Finance and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI Gen Laws Sec. 16-2-9 has been amended to require that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation.

In the 2012 legislative session, changes have been made to the quarterly reporting requirements.  In the past, quarterly reports also have to be submitted to the Division of Municipal Finance and the Auditor

General.  Now the school department must submit a quarterly report certifying the status of the budget which must also be submitted to the Commissioner of Education.

Furthermore, if any of the quarterly reports project a year-end deficit, the chief financial officer of the municipality also has to submit a corrective action plan to the Commission of Education.  In the past these action plans were submitted to the Division of Municipal Finance and the Auditor General.

General Fund Revenues and Expenditures

The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

Major Sources of State Revenue

Tax Revenues:  In FY 2014, 75.8 percent of all tax revenues were derived from the Rhode Island personal income tax and the sales and use tax.  These two revenue sources constituted 59.1 percent of all general revenues.

Personal Income Tax.  Until July 1, 2001, State law provided for a personal income tax on residents and non-residents (including estates and trusts) equal to the percentage of the Federal income tax liability attributable to the taxpayer’s Rhode Island income (“piggyback tax”).  In FY 2002, the tax structure was changed to offset the tax rate and bracket changes passed by the federal government in the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).  Rhode Island’s personal income tax system now applies to Rhode Island taxable income in such a manner so as to compute the tax that would otherwise have been due under the “piggyback tax” pre-EGTRRA.  A resident’s Rhode Island taxable income is the same as his or her Federal taxable income, subject to specified modifications.  Current law allows the Tax Administrator to modify income tax rates as necessary when the General Assembly is not in session to adjust for Federal tax law changes to ensure maintenance of the revenue based upon which appropriations are made.

A nonresident’s Rhode Island taxable income is equal to the nonresident’s Rhode Island income less deductions (including such taxpayer’s share of the income and deductions of any partnership, trust, estate, electing small business corporation, or domestic international sales corporations).  In addition, a non-resident’s Rhode Island income is subject to specified modifications that are included in computing his or her federal adjusted gross income.  Other modifications are derived from or connected with any property located or deemed to be located in the State and any income producing activity or occupation carried on in the State.

Sales and Use Tax.  The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State.

Business Corporation Tax.  The business corporation tax is imposed on corporations deriving income from sources within the State or engaging in activities in the State for the purpose of profit or gain.  The tax was imposed at a rate of 9.0 percent on a corporation’s Rhode Island net income. For tax years beginning on or after January 1, 2015, the tax will be imposed at a rate of 7.0 percent on a corporation’s Rhode Island net income.

Health Care Provider Assessment.  The State previously levied a health care provider assessment on residential facilities for the developmentally disabled.  The levy was set at 6.0 percent of gross revenues from 1994 until repeal of the tax in 2009.

Taxes on Public Service Corporations.  A tax ranging from 1.25 percent to 8.0 percent of gross earnings is assessed annually against any corporation enumerated in Title 44, Chapter 13 of the General Laws, incorporated under the laws of the State or doing business in Rhode Island and meeting the Public Service Corporations test.

Tax on Insurance Companies.  Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of its gross premiums.  These are premiums on insurance contracts written during the preceding calendar year on Rhode Island business.  The same tax applies to an out-of-state insurance company, but the tax cannot be less than that which would be levied by the State or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.

Financial Institutions Excise Tax.  For the privilege of existing as a banking institution during any part of the year, each State bank, trust company, or loan and investment company in the State must annually pay an excise tax. This excise tax is measured as the higher of either (1) 9.0 percent of its net income of the preceding year, or (2) $2.50 per $10,000 or a fraction therof of its authorized capital stock as of the last day of the preceding calendar year.  A national bank within the State must only pay the excise tax measured by option (1) above.  The minimum tax payable is $100.  Mutual savings banks and building and loan associations are subject to the tax.

Banking Institutions Interest Bearing Deposits Tax.  The bank interest bearing deposits tax was eliminated for state and national banks beginning January 1, 1998 and thereafter.  A tax rate on deposits held by credit unions continues to apply with a rate of 6.95 cents per each $100 of deposits for institutions with over $150 million in deposits and a rate of  6.25 cents per each $100 of deposits applying to credit unions with less than $150 million in deposits.

Estate and Transfer Tax.  Rhode Island has historically imposed a tax on the estate of decedents residing in Rhode Island at death and on the Rhode Island estate of nonresident decedents. For decedents whose death occurs after January 1, 2015, the tax is equal to the maximum federal estate tax credit allowed for state death taxes pursuant to 26 U.S.C. Section 2011,  as in effect as of January 1, 2001, reduced by a statutory amount adjusted annually by a consumer price index.

Cigarettes Tax.  The State’s cigarette tax is comprised of a cigarette stamp tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc.  The cigarette stamp tax generates over 95 percent of the total cigarette taxes collected by the State.

Motor Fuel Tax.  The tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines other than certain exceptions.  The State has pursued a long-term plan to dedicate all of the motor fuel tax receipts to transportation-related projects and operations.

Other Taxes.  In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.

Departmental Receipts.  In FY 2014, 79.1 percent of all departmental receipts revenues were derived from the various licenses and fees assessed by state agencies.  Departmental receipts revenues comprised 10.7 percent of all general revenues in preliminary FY 2014.  The largest category of departmental receipts is the group defined as licenses and fees.  This category’s prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995.  Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses.

State Indebtedness - Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent.  By judicial interpretation, the limitation state above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority,  However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Rhode Island Commerce Corporation, the Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State’s lease agreements with the Convention Center Authority, are not subject to this limitation.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Pension Litigation

Challenges to the 2009 and 2010 Pension Reform

A number of unions representing state employees and teachers filed a lawsuit in State court in May 2010 initially challenging and attempting to block the 2009 pension reforms enacted by the General Assembly and later amended the suit to include 2010 reforms.  The 2005 reforms were not challenged.  The State intends to vigorously contest the lawsuit.  The defendant State officials filed a Motion for Summary Judgment on the claims set forth in the Amended Complaint, which was heard on July 18, 2011.  Prior to the hearing, the parties stipulated that the only issue that would be presented to the Court during the hearing on the Motion would concern whether the statute created a contract between the state and its participants.  The parties agreed that in the event that the Court concluded that the statute did create a contract, the remaining issues of whether the contract had been impaired and whether any such impairment was legally justified would be briefed and argued at a later date.  On September 13, 2011, the Superior Court issued its decision in which it ruled that pension plan participants have a contractual right based on an implied-in-fact contract theory.  Consistent with the parties’ stipulation, the Court did not decide whether that contract had been impaired or whether any such impairment was legally justified.  The defendants State officials believe the Superior Court’s ruling was legally wrong.  On October 3, 2011, Defendants filed a Petition for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court.  Defendants also filed a motion through which they requested that the Supreme Court expedite its review of the Petition for Issuance of a Writ of Certiorari.  On November 3, 2011, the Supreme Court denied the petition for Writ of Certiorari.  On January 2, 2011, the Court ordered the parties to participate in mediation.

As noted below, mediation has ended without a settlement agreement.  Presently, the trial date is scheduled for September 15, 2014.

The total savings from the 2009 and 2010 pension reforms is approximately $75 million annually (approximately 5% of employee eligible compensation), including State savings of $46.3 million annually and local government savings of $28.4 million annually.  The pending lawsuit could impact some or all of the annual savings related to the 2009 and 2010 pension reforms, resulting in future increases in the Plans’ unfunded liabilities and the State’s ARC.  If there were an unfavorable outcome for the State in connection with this pending litigation, the State’s ARC could increase significantly.  This could have an adverse effect on the Plans if sufficient funding for such increased costs were not available.

Challenges to the 2011 Pension Reform

In June 2012, certain unions, active and retired state employees and associations of retired state and municipal employees who maintain they are current beneficiaries of ERSRI commenced five separate lawsuits in State court challenging the Rhode Island Retirement Security Act of 2011 (“RIRSA”) enacted by the General Assembly.  In each of the five cases, the plaintiffs alleged that RIRSA violates the Contract Clause, the Takings Clause and the Due Process Clause of the Rhode Island Constitution.  In addition, in the Rhode Island Public Employees’ Retirement Coalition v. Chaffee case, the plaintiffs also allege counts for promissory estoppel and breach of contract.  The State intends to vigorously contest the lawsuits.

On August 17, 2012, the defendants filed a motion to dismiss the Rhode Island Public Employees’ Retirement Coalition v. Chaffee case on the ground that Rhode Island’s pension legislation does not create a contract with ERSRI participants and that general contract principles, such as implied contracts, cannot be used to determine whether a state statute creates a contract.  In the remaining four cases, the defendants filed motions for more definite statements in which they argued that it is not clear form the plaintiffs’ pleadings what purported contract or contract(s) plaintiffs allege have been impaired.  The defendants also moved in the alternative and asked the Court to dismiss the remaining four cases if the Court concluded that the plaintiffs’ purported contracts derive from Rhode Island’s pension legislation.  A hearing on the defendants’ motions was held in December 2012.  Defendants’ motions were recently denied.

On February 14, 2014, the parties (with the exception of City of Cranston, Police Officers, International Brotherhood of Police Officers Local 301 and Cranston Fire Fighters, IAFF Local 1363) executed a Settlement Agreement in each of those cases.  Pursuant to the terms of the parties’ agreement, a series of votes took place for the unions to proceed with the proposed settlement.  In addition, the settlement was conditioned on enactment of the legislation by the Rhode Island General Assembly.

As a result of the voting and pursuant to the terms of the proposed settlement, the settlement process has ended.  Under the terms of the proposed settlement, if any one of the six groups voting voted to reject the proposal, the settlement process would terminate and the litigation would continue.  Although more than seventy percent of the members eligible to vote did not reject the settlement, the smallest group, representing less than two percent of all eligible members, voted to reject the settlement.  The Court was apprised of the vote.  The mediation has ended without a settlement agreement.

On April 3, 2014, fifty retired state workers and public school teachers filed an additional lawsuit objecting to the class action settlement, and seeking equitable relief, including but not limited to restoration of cost of living adjustments.  Stated broadly, the plaintiffs’ claims are substantively similar to those raised in the underlying litigation, Rhode Island Public Employees’ Retirement Coalition v. Chaffee.  Through a series of amendments to the complaint, the lawsuit was amended to add more than an additional 150 individuals as plaintiffs.  The State intends to vigorously contest the lawsuit.

On May 9, 2014, after the Superior Court was informed that the mediation was unsuccessful, the Court denied each of defendants’ motions for more definite statements and motions to dismiss.

The six cases remain in litigation and, after the Court entered an order directing certain of the plaintiffs to join the municipal entities with which they allege they have a collective bargaining agreement, the Cranston Firefighters, IAFF Local 1363, AFL-CIO, which had been a party to one of the original five lawsuits challenging RIRSA filed a separate lawsuit in Rhode Island Superior Court challenging RIRSA and withdrew from the original suit.  In addition, the International Brotherhood of Police Officers, Local 201 (Cranston Police), which had been a party to one of the original lawsuits challenging RIRSA, filed a separate lawsuit in Rhode Island Superior Court challenging RIRSA.

Finally, on September 8, 2014, a ninth case was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Rnest E. Adams in Rhode Island Superior Court challenging RIRSA.

It is anticipated that the trial justice will set a trial date in the next few months with respect to the outstanding litigation noted above.

Loss to the State and ERSRI as a whole cannot be estimated if such a legal challenge to the 2011 pension reform were successful.  Future contribution rates for the Plans and the unfunded actuarial accrued liability would be negatively impacted.  It should be noted, however, that as a result of the RIRSA legislation, the unfunded liability of $6.8 billion for state employees and teachers in the June 30, 2011 valuation for ERSRI has been reduced to $4.4 billion as reported in the June 30, 2011 valuation.  Also, the projected employer contribution has been reduced from $622 million as reported in the 2010 actual valuation report to $380 million as reported in the June 30, 2011 valuation.  The unfunded liability and projected employer contribution as reported in the June 30, 2013 actuarial valuation are approximately $4.5 billion and $411.5 million, respectively.

An adverse judgment to the State rendered in the pension litigation could significantly increase both the unfunded liability under the ERSRI and the State’s Annual Required Contribution (“ARC”) based upon the impact that the RIRSA has had in reducing the unfunded liability and ARC as reflected above.  If there were to be significant increases in the ARC, the State may be required to (i) raise additional revenue, (ii) reduce State services, (iii) modify benefits provided by each of the Plans, (iv) implement a combination of the foregoing, or (v) take any other measures as necessary.

Other Litigation

Separate claims have been made against the Rhode Island Department of Education by the Cranston School Department and the Chariho Regional School Committee alleging that they are owed reimbursement for certain expenses incurred by them in the operation of their respective area vocational-technical career centers.  The Cranston School Department claims it is owed $7,166,656 for the amounts it paid for salaries of directors and guidance counselors from 1990 to the present and for the costs of building repairs from 1999 to the present at the Cranston Area Vocational Technical Center.  The Chariho Regional School Committee claims it is owed $4,142,893 for amounts it paid for salaries of directors and guidance counselors form 1990 to the present at the Chariho Career and Technical Center.  None of the other six school districts that operate regional vocational technical centers in the state have raised similar claims to date.  The claims were assigned to a hearing officer at the Department of Education.  On August 26, 2009 counsel for the Department filed a preliminary motion to dismiss on several legal grounds.  That motion was granted and both claims were dismissed by the Commissioner on January 21, 2010.  Both parties appealed to the Board of Regents.  Cranston and Chariho filed their briefs with the Board of Regents on February 17, 2010.  The Department submitted a reply brief, and the Board of Regents affirmed the dismissal.  Cranston and Chariho have both filed Administrative Procedures Act appeals in Superior Court which are currently pending.  Both Cranston and Chariho have also appealed adverse decisions to the Supreme Court in connection with their Petitions for Writs of Mandamus which were previously denied.  A tentative settlement agreement had been reached and was subject to final approval from the Department of Administration (the terms of the agreement being that Cranston would receive $258,866 in FY 2012).  However, because a supplemental appropriation was not approved for payment of the settlement amount, the Superior Court and Supreme Court actions shall proceed.  It is to be noted that along with Cranston’s claim, the aggregate sums demanded by the school districts is approximately $22 million.  This matter has been fully briefed and argued before the Supreme Court as to the denial of the Petitions for Writ of Mandamus and judgment was affirmed in the State’s favor.

The School Committees of Woonsocket and Pawtucket, as well as various educators, parents and students in these school districts, have brought suit in Superior Court alleging that the allocation method of funding public schools by the Rhode Island General Assembly in 2010 violated the Rhode Island Constitution’s education clause (Art. XII) that provides that “it shall be the duty of the general assembly to promote public schools.”  Plaintiffs assert that more funding should go to “poor” communities such as themselves.  The State’s defense is that this issue was settled in the case of City of Pawtucket v. Sundlun, 662 A.2d 40 (1995), in which the Supreme Court held that there was no right to a public education in Rhode Island.  The Superior Court, in the instant case, concurred with the State’s position; and, the parties argued before the Supreme Court on March 4, 2014.  The judgment was affirmed in the State’s favor.

The State was sued by Simcha Berman, who fell while walking along the Newport Cliff Walk and became a quadriplegic.  The State won a jury trial and the plaintiff was not successful in obtaining a new trial on the claims.  An appeal is currently pending.  Plaintiff’s special damages exceed $8,000,000.  The state intends to content this case.

The State was sued by Brett Roy, who became a quadriplegic after diving into a pond at Veterans Memorial Park in Woonsocket. After the trial, a verdict was rendered for the State and two years later a motion for a new trial was granted.  During the trial, the Plaintiff asserted damages in excess of $70,000,000, including over $2,000,000 in past medical expenses and approximately $9,000,000 in future expenses.  The State has appealed the grant of the new trial and the denial of other motions and intends to continue to contest this case.

The estate of Sydney M. Jones has filed a wrongful death action against the State arising from a drowning in a closed State pond facility at the World War II Memorial Park in the City of Woonsocket.  Damages would reasonably be expected to be seven figures.  However, the State is vigorously defending any liability in this action; and, it believes that it has strong defenses in this matter.

The Rhode Island General Assembly enacted legislation that called for analysis of competitive casino gaming operations and a statewide referendum (November 2012) to allow casino style gaming at Twin River.  Subsequently, the constitutionality of that legislation is being challenged by the Narragansett Indian Tribe.  The Tribe also disputes whether the State “operates” either Twin River or Newport Grand.  The Supreme Court has recently determined that the Tribe has standing to maintain the case, and has remanded the case to the Superior Court.  The State does not believe that the Tribe’s lawsuit seeking a declaratory judgment will be successful.

The Department of Children, Youth and Families has been sued by Children’s Right of New York which alleges constitutional and statutory violations in its foster care programs.  Plaintiff seeks substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney’s fees.  Similar lawsuits have been brought by this organization in other jurisdictions resulting in the award of substantial legal fees.  Should plaintiff be afforded the relief sought, expenditures and attorneys fees could reach more than $1.0 million.  The State has vigorously contested the allegations.  A sixteen day bench trial on the individual claims of the named Plaintiff children was held in United States District Court.  The State moved for judgment on the record at the close of the Plaintiffs case and the motion was granted.  Judgment was entered in favor of the State on April 30, 2014.  The case is now on appeal to the United States Court of Appeals for the First Circuit.

The State was sued by the U.S. Department of Justice (“USDOJ”) alleging that the Department of Corrections engaged in a pattern of discriminatory hiring with respect to African-American and Hispanic applicants for correctional officer positions.  The USDOJ is seeking many millions of dollars in “back pay” and other “make-whole” relief to individuals who took and failed the correctional officer test.  The full extent of the relief has not been codified.  The State has filed a motion to dismiss, which is currently under consideration in the Rhode Island U.S. District Court.

APPENDIX F

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE- EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Utah Economy and Outlook.

Local Economy. The Utah economy continued to improve faster than the nation in 2014. Utah’s economic expansion is expected to extend into 2015, with continued broad-based growth throughout the private sector.

Utah’s unemployment rate averaged 4.4 percent in 2013 and is expected to decline to an average of 3.6 percent in 2014 and stay at the 3.6 percent average in 2015. In 2013, personal income increased by --3.7 percent and nonagricultural wages increased by 4.4 percent. In 2014, personal income is expected to increase by 4.1 percent and nonagricultural wages are expected to increase by 6.7 percent. Taxable retail sales increased by 6.1 percent in 2013, and are expected to increase by 4.3 percent in 2014.

Total construction value was $5.1 billion in 2013, an 18.6 percent increase from the prior year due to an increase in residential permit value. This marked the third year that total construction value has increased as the local economy continues to expand. In 2014, total construction value is expected to decrease by 11.8 percent, due to expected declines in nonresidential permit value and additions, alterations, and repairs. Residential construction was $3.2 billion in 2013, a 23.1 percent increase from the prior year. Residential permitted value is expected to be unchanged in 2014, as housing continues to play a leading role in the economic expansion.

In 2014, Utah population is estimated at 2,949,000, which is an increase of 1.7 percent over the prior year. Utah had positive net migration of approximately 9,200 people in 2013 and is expected to grow by 10,700 in 2014. Utah has had positive net migration for the past 24 years and this trend is expected to continue in the coming years.

Industries. Utah’s job market continues to expand as it rebounds from the national recession that began in late 2007. Utah’s nonagricultural employment is expected to increase by 3 percent in 2014, and by 2.5 percent in 2015, which is near the Utah average yearly rate of 3.1 percent (1950 through June 2014). All industrial sectors added jobs to Utah’s employment base. Construction led job growth with 8,700 new jobs, which was the fastest employment growth at 11.2 percent. Trade, transportation, and utilities added 6,800 new jobs, primarily in transportation. Leisure and hospitality provided 6,600 new jobs, with arts, entertainment, and recreation contributing most of this growth adding 3,900 new jobs. Education and health services provided 4,800 new jobs. Manufacturing added 3,500 jobs, primarily in non-durable goods such as food, paper, and textiles. The professional and business category added 3,200 new jobs, with growth in the high-paying professional and technical industries.

Outlook. The national economy is expected to expand moderately in the last half of 2014, and continue to expand in 2015. As in prior recoveries, Utah continues to grow more rapidly than the nation. Steady demand in the construction industry, robust investment in high tech and the aerospace industry, and trade with Asia are a few of the reasons why Utah continues to do well. Although Utah is well-positioned for continued economic expansion, there are downside risks to the outlook. These risks include: 1) mounting uncertainty related to federal fiscal policy, 2) slowdown in growth in China, 3) geopolitical risks, and 4) the burden of unpaid student loans. Overall, the economic outlook for Utah remains strong due to its diverse economy, which has allowed it to weather some of the potential uncertainty

Demographic and Economic Information Regarding the State of Utah

Geographic Information.

On January 4, 1896, Utah became the 45th state of the United States of America (the “U.S.”). Ranking 13th among the states in total area, Utah contains approximately 84,900 square miles. It ranges in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. Utah is located in an arid region (precipitation ranks as the 2nd lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, Utah is known for its scenic beauty and the diversity of its outdoor recreation areas. As of April 2001, land ownership in Utah was distributed as 63.9% federal, 10.1% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).

Demographic Information.

The State’s 2014 total population estimate was 2,942,902. This represents a population increase of 42,030 people or 1.4% from 2013, ranking the State seventh among states and the District of Columbia in population growth. The State grew twice as fast as the rest of nation from 2013 to 2014. The State’s unique characteristics of a high fertility rate and low mortality rate consistently contribute to strong natural increase, the difference between births and deaths. The State continues to have a distinctive demographic profile that includes the nation’s youngest population, highest fertility rate, largest household size, and low mortality rates.

The State will continue to experience population growth at a rate higher than most states in 2015 on account of strong natural increase in addition to in–migration. Natural increase (births less deaths) is anticipated to add 35,850 people to the State’s population. While net in–migration has slowed during the economic recession, the State’s net migration is projected to increase to 8,950 people.

Employment, Wages, and Labor Force

2014 Summary. The overall unemployment rate for 2014 was 3.7%, which is 0.7 of a percentage point lower than the prior year and 4.3 percentage points below the recession high of 8.0%. The size of the State’s labor force grew by approximately 24,200 workers, but this barely moved the labor force participation rate for working–age adults, which currently stands at an annual average of 68%. The State’s working–age adults are still not participating in the labor force at the rate they were prior to the recession when over 72% of adults were engaged. However, the State’s combined unemployment and discouraged worker rate is one of the lowest in the country, indicating that Utahans have a favorable view of their prospects for jobs. The State economy expanded by approximately 37,400 jobs over the year with each of the State’s industry sectors contributing to growth. Notable employment expansions for the year include the construction industry growing by roughly 6.5% above 2013, the transportation industry with growth of approximately 3.0%, and professional and business services posting growth of around 4.2%.

2015 Outlook. Current employment projections estimate approximately 37,200 jobs will be added to the State’s economy, a growth rate of 2.8%. This projection represents a slowing from the prior two years, and takes the State employment growth negligibly below average. Current information from economic development professionals indicates the potential for stronger than normal growth in jobs related to the information and professional and business services industries. By contrast, slight slowing in State’s population projections suggest potential for a very slight slowdown in hiring for industries that tend to be population driven, such as health care, social assistance, and education.

Personal Income; Per Capita Income

Personal Income. The State’s total personal income in 2014 was an estimated $111.142 billion, a 4.6% increase from $106.3 billion in 2013. The State’s estimated 2014 per capita income was $37,766, up 3.1% from the 2013 level of $36,640. These 2014 growth rates are markedly slower than the average annual state growth rates of 6.7% for total personal income and 5.2% for per capita income during the 2011 and 2012 period. However, the State’s slowdown has been slightly less pronounced than that of the U.S. economy as a whole during the 2011–2013 periods. With the tightening monetary policy and with no signs of U.S. inflation, the State will likely continue to grow at its current moderate pace. With a young, well–educated population, diversified high–tech industry, growing tourism industry, and business–friendly conditions, the State will likely continue to grow in step with the U.S. average.

Per Capita Personal Income. The State’s estimated 2014 per capita personal income was $37,766, up 3.1% from the 2013 level of $36,640. The State’s 2014 growth rate in per capita personal income of 3.1% ranked 44th among the 50 states and Washington, D.C. Since the early 1980s, the State’s per capita personal income has averaged about 20% less than the national per capita personal income. The State’s estimated 2014 per capita personal income of $37,776 is 81.9% of the national per capita personal income ($46,129). The State’s per capita personal income remains weak when compared against the national per capita personal income because the State’s average wages are generally below the national average; and, the State’s population is the nation’s youngest. The State’s low per capita personal income reflects the relatively larger proportion of non–wage earners.

Utah Taxable Sales

In 2014, the State’s taxable sales benefited from economic conditions including a growing labor market and relatively high consumer confidence. Total taxable sales are currently estimated to increase by 5.9% in 2015 and are projected to increase by 5.1% in 2016. Growth in taxable sales in 2015 and 2016 is expected in each of the three major components of taxable sales: retail sales, business investment purchases, and taxable services. Projections are dependent on the improving economic conditions that have existed for most of 2014 continuing into 2015 and are subject to a number of national and global risk factors.

2014 Summary. In 2014, the State’s total taxable sales were estimated to increase by 4.4% to an estimated $51.6 billion, the fifth consecutive year of growth following two years of decline. Taxable sales in 2014 were estimated to be 7.5% higher than prerecession levels and nearly 27% higher than taxable sales in 2009. Growth in the range of 3.9 to 4.5% was expected across all three major components (retail sales, business investment purchases, and taxable services) of taxable sales in 2014. Growth in 2014 was restrained by slow growth in the first quarter of 2014 caused by a temporary national slowdown in economic activity during that quarter.

2015 Outlook. Positive trends seen in 2014 are expected to continue into 2015. Overall total taxable sales are projected to increase 5.69%. Economic factors contributing to expectations of continued growth in 2015 include: a strong labor market in the State, growth in State personal income, and high consumer confidence. Growth is expected in all three major components of taxable sales. In 2015 retail sales are projected to grow by 5.3%, business investment purchases are projected to increase by 5.6%, and taxable services are projected to increase by 4.6%.

Construction

The value of permit–authorized construction in the State was $4.7 billion in 2014, down slightly from $5.0 billion in 2013. This estimate includes the value of residential and nonresidential construction and additions, alterations, and repairs. Residential construction declined by 2% despite an increase in number of residential units. The decline in value was due, in part, to a shift in types of residential units receiving building permits, fewer single family homes and more apartments. In addition to the lower residential value the value of additions, alterations, and repairs dropped from $776 million in 2013 to $600 million in 2014 while the value of nonresidential construction fell 11% from $1.08 billion to $970 million. Modest weakness in single family construction; additions, alterations and repairs; and nonresidential construction accounted for the drop in construction value in 2014. Residential activity accounted for two–thirds of permit–authorized construction value in 2014 while nonresidential activity captured at 20% share. The remaining 13% included additions, alterations, and repairs.

2014 Summary. In 2014, home building construction continued its slow recovery from the Great Recession. Typically, four years after the trough, construction has recovered to about 80% of the pre– recession peak. In the current cycle however, the recovery is only about 50% of the pre–recession peak, 11,600 single family homes in 2014 versus 21,000 in 2005, despite historically low mortgage rates.

2015 Outlook. The State’s construction sector is expected to see modest improvement in 2015. The value of permit authorized construction is expected to increase by about 15% to $5.8 billion in 2015. The value of residential construction accounts for two–thirds of projected total permit authorized construction valuation. Residential construction activity is estimated at 18,000 residential units valued at $3.7 billion.

Energy

The State continues to experience significant annual increases in crude oil production, stemming from healthy crude oil prices spurring exploration and development in the Uinta Basin in northwestern portion of the State. In contrast, natural gas production retreated from record–highs as prices have softened in the past few years. Coal production in 2014 is still near a 30–year low, as demand in Nevada and California diminishes as coal plants convert to natural gas. Production of electricity in the State increased for the second straight year, lifted by a growing economy. The State’s average cost of electricity remained well below the national average, mainly due to the reliance on established, low–cost, coal–fired generation. Consumption of petroleum products and natural gas increased in 2014, whereas coal consumption dropped. The State will continue to be a net–exporter of energy by producing more natural gas, coal, and electricity than is used in–state, but will remain reliant on other states and Canada to satisfy the demand for crude oil and petroleum products.

Outlook for Utah Energy. Crude oil production in the State is expected to slightly declined in 2015. Any effects on production from lower crude oil prices will take time to materialize and will be dependent on the duration of the lower prices. With the State’s refineries at or near capacity, companies will continue to seek other markets (i.e., rail to out–of–state markets). Demand for petroleum products in the State should continue its upward trend as the economy continues to improve. The State’s natural gas production has declined in recent years as prices have softened, but expectations are that natural gas production should rebound in 2016 or 2017 if prices continue their upward trend. There are currently no plans for additional natural–gas power plants in the State, so consumption should remain relatively steady. Coal production in the State is expected to drop to the 15 to 16 million ton a year range for the near future, as in–state demand remains steady and out–of–state demand continues to be weak. Production could increase if new foreign export markets are established. Electricity generation should continue to increase in the next few years as the economy improves resulting in higher demand, while electricity consumption in the State should continue on its upward trend.

Minerals

The Utah Geological Survey (“UGS”) estimates the gross production value of nonfuel mineral commodities produced in the State in 2014 totaled $4.3 billion, an increase of about $400 million over 2013 estimates. The U.S. Geological Survey reports the 2013 value of the State’s nonfuel minerals production ranks seventh nationally with 4.5% of the total U.S. production. The 2014 data were derived primarily from corporate third quarter reports, 2014 corporate production projections reported in 2013, and other sources where available.

2014 Summary. The estimated $4.3 billion total value of mineral industry sectors includes a base metals value of $2.46 billion (58%), an industrial minerals value of $1.37 billion (32%), and a precious metals value of $444 million (10%). Of the nonfuel mineral–producing companies surveyed in 2013, 50% of them projected duplicating 2013 production in 2014, 36% planned on some production increase, and 14% projected less production. The massive April 2013 Manefay Landslide at Kennecott Utah Copper’s Bingham Canyon open pit copper–gold–molybdenum–silver mine had a significant negative impact on the State’s nonfuel mineral production value for 2013, and these negative impacts carried over in a smaller way into 2014. Metal production from the Materion beryllium mine, Lisbon Valley copper mine, and CS Mining copper mine remain largely unchanged. However, the CML iron mine west of Cedar City closed in October 2014. Overall, the generally rebounding of 2014 production was partly offset by largely decreasing metal prices. Continuing low uranium prices resulted in a continued shut down of all uranium mining operations in the State, which also resulted in the loss of byproduct vanadium production. Nonfuel mineral exploration activities in the State were lower again in 2014 than the previous year. Industrial minerals value is estimated to increase modestly in 2014 based on company projections from early 2014 and first half reports.

2015 Outlook. Despite expected modest increases in base and precious metal production, primarily from a recovering Bingham Canyon mine, the projected decline in metal prices will likely result in a small decrease in the total overall value of these metals in 2015. Following significant price drops in late 2013 and early 2014, potash prices are stabilizing, which should continue into 2015. Other industrial minerals production and value are expected to be relatively stable in 2015, assuming no large swings in the construction industry. The UGS estimates that the gross production value of the State’s nonfuel mineral commodities in 2015 will be flat to slightly below 2014 totals.

Tourism

The State’s tourism and travel sector experienced year–over growth during the first half of 2014, including increases in state and local tourism–related tax revenues, leisure and hospitality taxable sales, tourism–related jobs and wages, and park and ski resort visits. Tourism and travel sector increases mirror the success of the Utah Office of Tourism’s 2013/14 “winter advertising campaigns,” which promote the State’s five national parks and accessible world–class ski resorts. Compared to the first half of 2013, during the first half of 2014, visitors purchased more State hotel rooms and spent more money on arts, entertainment, recreation, restaurants, and retail, which in turn created additional tourism–related jobs. Ski Utah reported the third most skier visits on record during the 2013/14 ski season and 2014 national and state park visits were trending above 2013 visits.

2014 Summary. Tourism–related taxes, such as transient room, restaurant, short term leasing, and resort communities sales taxes, increased from 8% to 19% from Fiscal Year 2013 to Fiscal Year 2014. In many instances, relatively large tourism related tax revenue increases are due to a greater number of localities enacting the tourism taxes or raising their tourism tax rates. During the first half of 2014, 22 of 29 counties in the State experienced increases in tourism–related tax revenues.

2015 Outlook. The State travel and tourism outlook for 2015 remains optimistic. The U.S. Travel Association predicts total national travel expenditures to increase around 5%, domestic leisure person–trips to increase 2%, and total international visitation to increase 4% in 2015. Continued growth is expected in the Chinese travel market not only in the State, but also across the nation, due to more relaxed Chinese travel visa regulations. It is also anticipated that the Utah Office of Tourism’s continued efforts to market Utah via advertising campaigns, which include digital advertising and the placement of TV, outdoor, and print ads in several large U.S. cities, will continue to have a positive impact on incremental nonresident travel to both urban and rural areas in the State in 2015.

State of Utah Governmental Organization

The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State’s government.

Constitutional Departments

The Constitution of the State (the “State Constitution”) divides the powers of government among: the legislative department, the executive department and the judicial department.

Legislative Department. The legislative department is composed of the Senate and the House of Representatives, which constitute the Legislature (the “Legislature”). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.

Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the “State Treasurer”), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State “in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish.” Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.

Certain Other Administrative Bodies

Utah State Tax Commission. The Utah State Tax Commission (the “State Tax Commission”) is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities and Construction Management (“DFCM”).

Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by the majority of State agencies, and issues financial reports of the State.

Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.

Governor’s Office of Management and Budget. The Governor’s Office of Management and Budget prepares the Governor’s budget recommendations, monitors state agency expenditures, forecasts and monitors revenues and coordinates state planning activities.

State Building Board. The State Building Board acts as a policy–making board for DFCM. The board is responsible for preparing and maintaining a five–year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State’s general obligation and revenue bonds.

Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.

Debt Structure of the State of Utah

Legal Borrowing Authority
Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general obligation indebtedness of the State to an amount equal to 1.5% of the value of the total taxable property of the State, as shown by the last assessment for State purposes previous to incurring such debt.

Statutory General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the “State Appropriations and Tax Limitation Act”), among other things, limits the maximum general obligation borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstanding general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act. The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and inflation.

Outstanding General Obligation Indebtedness

The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds and Notes

State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue “recapitalization” revenue bonds of the State to provide funds for certain of the State’s revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute “State Moral Obligation Bonds,” but are not applied against the general obligation borrowing capacity of the State.

Other State Related Entities’ Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bond or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation borrowing capacity of the State.

The majority of State related entities’ revenue bonds and notes are issued by the Utah Housing Corporation (which is a component unit of the State), the State Board of Regents (student loans and various capital projects), and the State Building Ownership Authority (the “Authority”).

Lease Obligations

The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, long–term leases are considered non-cancellable for financial reporting purposes.

Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government–wide financial statements and proprietary fund statements in the State’s CAFR.

Primary government’s total capital lease payments including principal and interest for Fiscal Year 2014 were $2.4 million. The present value of the minimum lease payments of the State’s capital leases for primary government as of Fiscal Year 2014 totaled approximately $21.8 million (with annual payments scheduled through Fiscal Year 2029). The present value of the minimum lease payments of capital leases for the State’s component units as of Fiscal Year 2014 totaled approximately $156.5 million (with annual payments scheduled through Fiscal Year 2034).

Operating Leases. Operating leases contain various renewal obligations as well as some purchase options. However, due to the nature of the leases, the related assets are not classified as capital leases. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses of the related funds when paid or incurred.

Operating lease expenditures for Fiscal Year 2014 were approximately $27.7 million for primary government and approximately $28.2 million for component units. The total future minimum lease payments for the State’s operating leases for primary government for Fiscal Year 2014 totaled approximately $66.8 million (with annual payments scheduled through Fiscal Year 2059). The total future minimum lease payments for the State’s operating leases for component units for Fiscal Year 2014 totaled approximately $156.3 million (with annual payments scheduled through Fiscal Year 2049).

State Guaranty Of General Obligation School Bonds

Under the Utah School Bond Guaranty Act (the Guaranty Act”) which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds (“Guaranteed Bonds”) issued by eligible boards of education of State school districts (“Eligible School Boards”). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.

In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this purpose, the State may use any of its available moneys, seek a short–term loan from the State School Fund or issue its short–term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to reimburse the State for such payments.

The State Superintendent of Schools (the “State Superintendent”) is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her conclusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a “Report”) and recommend a course of remedial action.

The State has approximately $2.8 billion principal amount outstanding of Guaranteed Bonds. Currently, the Guaranteed Bond program’s annual principal and interest payments are scheduled through Fiscal Year 2035 (for Fiscal Year 2015 the program’s current annual principal and interest payments total approximately $331.4 million (including federal interest subsidy payments on Build America Bonds)). The State cannot predict the amount of bonds that may be guaranteed in this year or in future years; no limitation is currently imposed by the Guaranty Act.

State Moral Obligation Bonds

Bonds issued by the State Board of Regents and the Utah Communications Agency Network, recapitalization revenue bonds issued by the State Bonding Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be secured by a pledge pursuant to which a designated official will certify to the Governor on or before December 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institution of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Governor may, but is not required to, then request from the Legislature an appropriation of the amount so certified. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor.

State Building Ownership Authority

The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority’s bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the “Building Ownership Act”)) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.

Financial Information Regarding the State of Utah

Budgetary Procedures

Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the “Budget Act”) establishes the process whereby the Governor’s budget is prepared and prescribes the information to be included.

The Governor is required to submit a budget to the Legislature each year, including a plan of pro- posed changes to appropriations and estimated revenue for the next fiscal year.

The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.

The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.

Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.

Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget (work program) for the next fiscal year that does not exceed legislative appropriations or other estimated funding.

State Funds And Accounting

The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles (“GAAP”).

Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, Special Revenue funds, Capital Projects funds, Debt Service funds, and Permanent funds. Proprietary funds include Enterprise and Internal Service funds. Fiduciary funds include Pension Trust funds, Investment Trust funds, Private Purpose Trust funds, and Agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.

The State’s non-major governmental funds include other Special Revenue funds, Capital Projects funds, and Debt Service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.

State Tax System

The State’s tax revenues are derived primarily from property taxes, sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, investment income, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.

In addition to the State’s tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.

Individual Income Taxes. The State is one of 43 states that impose an individual income tax. The State’s current single rate income tax system was fully implemented in the 2008 tax year. Under the system, all taxpayers’ income is subject to a single rate of 5% of federal adjusted gross income. To retain the progressivity, a tax credit based on federal deductions and federal personal exemptions is available, but phases out depending upon the income and filing status of the individual taxpayers.

Business Taxes. The State imposes a tax on corporate net taxable income apportioned to the State at a rate of 5%, subject to exceptions and credits with a minimum tax of $100.

Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales tax on unprepared food items is 1.75% and the general sales tax rate is 4.70%.

While the tax is imposed on the purchaser, the State requires certain retailers to collect and remit the tax. The State requires its largest sales tax remitters (with annual liabilities of more than $50,000) to pay on a monthly basis. Most others remit the sales tax collected on a quarterly basis, while very small payers may pay annually. Monthly sales taxpayers and those paying via electronic funds transfer receive a 1.31% discount on State taxes. This requirement has served to reduce the volatility of the State’s cash flows, with approximately 75% of sales and use taxes now remitted on a monthly basis.

Additional Taxes and Fees. The State collects a number of additional significant taxes and fees, including, but not limited to: an unemployment compensation tax, which is used to finance benefits paid to unemployed workers; a workers’ compensation insurance premium tax, which is used to pay workers’ compensation benefits; and various highway users’ taxes, which are used for highway and road related purposes. Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, a wine and liquor tax, an inheritance tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the “Property Tax Act”) provide that all taxable property is assessed and taxed at a uniform and equal rate on the basis of its “fair market value” as of January 1 of each year, unless otherwise provided by law. Subject to certain restrictions, residential property is entitled to an exemption equal to a 45% reduction in the value of the property.

The State Tax Commission must assess all centrally–assessed property (“centrally–assessed proper- ty”) by May 1 of each year. County assessors must assess all other taxable property (“locally–assessed property”) before May 22 of each year. The State Tax Commission apportions the value of centrally– assessed property to various taxing entities within each county and reports such values to county auditors before June 8.

On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information for all taxing entities and the date their respective county boards of equalization will meet to hear com- plaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for the purpose of contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally– assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally–assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post–hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that coun- ty. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.

Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more, recreational vehicles and all other tangible personal property required to be registered with the State is equal to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an “age based” fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various other fees are levied against other types of tangible personal property. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located in the same proportion in which revenue collected from ad valorem real property tax is distributed.

Statutory Spending Limitations; Statutory General Obligation Debt Limitations

Statutory Spending Limitations. Under the State Appropriations and Tax Limitation Act the State has statutory appropriation limits. The appropriations limit adjusts annually pursuant to a statutory formula based on population and inflation. The definition of appropriations includes unrestricted capital and operating appropriations from unrestricted General Fund and Education Fund sources. Spending for public education in addition to spending for transportation is exempt from the limitation.

Statutory General Obligation Debt Limitations. The State has statutory debt limits on the amount of general obligation that can be outstanding.

Budget Reserve Accounts (General Fund; Education Fund)

The State maintains a General Fund Budget Reserve Account and an Education Fund Budget Reserve Account. State law requires that 25% of any General Fund revenue surplus be deposited in the General Fund Budget Reserve Account not to exceed 8% of the General Fund Appropriations for the Fiscal Year and 25% of any Education Fund revenue surplus be deposited in the Education Fund Budget Reserve Ac- count not to exceed 9% of the Education Fund Appropriations for the Fiscal Year, in each case up to the statutory limit. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory surplus transfers will be limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 8% for the General Fund and 9% for the Education Fund.  Subject to the automatic transfer limits specified above, an additional 25% of a revenue surplus may be allocated if funds have been drawn upon and not repaid. Passed in the 2015 General Session, House Bill 333, Budget Reserve Account Amendments, increases the statutory limit from 8% to 9% for the General Fund Budget Reserve Account and from 9% to 11% for the Education Fund Budget Reserve Account.

The State is implementing reforms in the Medicaid program in an effort to bring Medicaid growth more in line with overall State revenue growth. If at the end of a Fiscal Year there is a General Fund revenue surplus, and the reforms have resulted in Medicaid growth savings, State law requires the amount equal to the Medicaid growth savings be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer will be before, and therefore, will reduce the annual mandatory surplus transfer to the General Fund Budget Reserve Account.

As of the close of Fiscal Year 2014, and after mandatory year end surplus transfers, the balance in the General Fund Budget Reserve Account was $141.2 million, the balance in the Education Fund Budget

Reserve Account was $290.5 million, and the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $17.1 million.

State Revenues And Collections

The State receives revenues from three principal sources: taxes, including sales and use, individual income, business, motor and special fuel, and other miscellaneous taxes; federal grants–in–aid; and miscellaneous charges and receipts, including licenses, permits and fees, the State’s share of mineral royalties, bonuses on federal land, and other miscellaneous revenues.

Fiscal Year 2014 Tax Collections. Fiscal Year 2014 ended with actual General Fund and Education Fund (collectively, “GF/EF”) revenue collections coming in $161 million above the final Fiscal Year 2014 forecast, at $5,420 million. Of this year–end surplus amount, $131 million came from Education Fund collections, with the remaining $30 million from General Fund collections. In addition, other adjustments of $5 million brought the total year–end surplus to $166 million.

Fiscal Year 2015 and 2016 Projections. The most recent Consensus Revenue Forecast for GF/EF revenues was released in February 2015. Fiscal Year 2015 GF/EF unrestricted revenue is forecast to increase 5.1% ($278 million) above Fiscal Year 2014 actual collections to $5,697 million, and to increase an additional 3.4 % in Fiscal Year 2016 to $5,888 million. These estimates come from projected strong growth in the individual income tax ($2,890 million in 2014; projected $3,034 million in 2015; and projected $3,163 million 2016) and corporate income tax ($314 million in 2014; projected $372 million in 2015; and projected $381 million in 2016), as well as solid growth in the portion of sales and use tax deposited to the General Fund ($1,657 million in 2014; projected $1,730 million in 2015; and projected $1,801 million in 2016), offset somewhat by anticipated reductions in oil and gas severance tax collections ($89 million in 2014; projected $78 million in 2015; and projected $59 million in 2016).

These estimates include the effect of policy changes made in recent years that increase that earmark certain of sales tax revenues to transportation, which restrains the growth in free revenue. Total sales tax earmarks grew from $189.2 million in Fiscal Year 2011, to $332.1 million in Fiscal Year 2012, to $422.1 million in Fiscal Year 2013, and to $452.5 million in Fiscal Year 2014. The large increases in recent years are largely due to the fact that a new earmark designating 30 % of the growth in sales tax revenue, up to a specified cap, became effective. Sales tax earmarks in Fiscal Year 2015 and Fiscal Year 2016 are expected to total $506.5 and $559.3 million, respectively.

State Economy. The State’s economy continues to grow, with positive economic indicators, income, and employment that outpace the nation. Tax collections have received a boost from broad–based economic growth, including steady and sustained growth in labor markets in a broad range of industries, healthy corporate profits, and stock market gains, offset to some extent by a slowdown in the oil and gas industry. Steady economic growth is projected in the next two years. Taxable sales growth is estimated to be 5.9 % in 2015 and 5.1 % in 2016. Factors which negatively weigh on the economic forecast include political gridlock in Washington D.C., weakness in international markets, and anticipated action by the Federal Reserve Bank to adjust its monetary policy stance, potentially resulting in increasing mortgage interest rates (and their impact on the housing market), declining consumer sentiment, and a slowdown in the rate of growth in the labor market.

Legislation Impacting Tax Collections. In the 2015 General Session, the Legislature passed several bills impacting state budget revenues. As of March 18, 2015, the Governor has not yet taken action on these bills and the bills will become effective unless vetoed by the Governor by April 1, 2015. House Bill 362, Transportation Infrastructure Funding, adjusts transportation fuel taxes by over $70 million once fully implemented in Fiscal Year 2017, including increasing and indexing the taxes for inflation going forward based on the wholesale price. Senate Bill 97, Property Tax Equalization Amendments, increases a local property tax imposed statewide for schools by $75 million. Although technically a local tax, this property tax is incorporated into state school funding formulas. In addition, economic incentive tax credits were provided in Senate Bill 216, High Cost Infrastructure Tax Credits, for qualifying new infrastructure investment projects in the state.

Most government services of the State are paid through one of its major governmental funds. In Fiscal Year 2014, the State’s major governmental funds were the General Fund, Education Fund, Transportation Fund, and Transportation Investment Fund.

Revenue Summary. For Fiscal Year 2014, General Fund revenues from all sources totaled approximately $5.5 billion. Of this amount, 48% came from federal contracts and grants; 30% came from sales taxes; 8% came from charges for services and licenses, permits and fees; 7% came from federal mineral leases, investment income and miscellaneous and other revenues; and 7% came from other tax sources. In the Education Fund for Fiscal Year 2014, revenues from all sources totaled approximately $3.8 billion. Of this amount, 77% came from individual income taxes; 12% came from federal contracts and grants; 8% came from corporate franchise taxes; 1% came from charges for services, licenses, permits and fees, and miscellaneous and other revenue; 1% came from investment income; and 1% came from other tax sources. In the Transportation Fund for Fiscal Year 2014, revenues from all sources totaled approximately $987 million. Of this amount, 35% came from federal contracts and grants; 36% came from motor and special fuel taxes; 18% came from charges for services and licenses, permits, and fees; 8% came from sales and use taxes; and 3% came from other miscellaneous taxes and fees. In the Transportation Investment Fund for Fiscal Year 2014, revenues from all sources totaled approximately $471 million. Of this amount, 80% came from sales tax revenue; 16% came from motor vehicle registration fees; 3% came from other miscellaneous taxes and fees; and 1% came from investment income.

All Governmental Fund Types; General Fund. The following tables, which have been prepared by the State’s Division of Finance, are based on audited financial information and have not been otherwise independently audited. These financial summaries are not presented in a form that can be easily recognized or extracted from the State’s CAFR.

Preliminary Estimates Fiscal Year 2015–Budget And Related Appropriations

Statewide Summary. The State’s Fiscal Year 2016 operating and capital budget is $14.2 billion from all sources. This is a 5.0% increase over revised Fiscal Year 2015 estimates of $13.6 billion and 5.2% more than the original Fiscal Year 2015 budget of $13.5 billion.

State economists project that the State will collect nearly $5.9 billion in discretionary GF/EF revenue in Fiscal Year 2016. To that revenue the Legislature added $333 million in prior year reserves and $47 million in program savings and fund transfers, balancing the State’s Fiscal Year 2016 GF/EF budget at $6.3 billion, up 8.8%. The Legislature slightly decreased GF/EF appropriations in Fiscal Year 2015 by $15 million.

The Legislature had at its disposal $389 million in new ongoing GF/EF revenue growth, $350 million in one–time GF/EF sources, and around $47 million in other GF/EF sources. Of the new GF/EF appropriations, about 48% went in one form or another to support public and higher education, including for operations, capital development, and capital improvement. Public education received approximately 26% of the new GF/EF appropriations and higher education received approximately 22%. Capital expenditures other than higher education and prison relocation accounted for an additional 18%. Corrections recidivism reform and prison relocation accounted for 12% of new GF/EF appropriations.

Revenue Estimates. The State’s main revenue sources are the sales–tax–supported General Fund and the income–tax–based Education Fund. Other major sources are federal funds, the gas–tax–driven Transportation Fund, sales taxes earmarked for Transportation, local revenue for education and dedicated credits (fee for service revenue).

In February 2015, the executive and legislative branches jointly adopted consensus ongoing Fiscal Year 2016 GF/EF revenue estimates of $5.9 billion. This represents a 3.4% increase from the revised Fiscal Year 2014 GF/EF estimate of $5.7 billion.

Major tax changes enacted in the 2015 General Session impact transportation and education. Transportation Fund revenues are anticipated to increase by over $70 million once fully implemented in Fiscal Year 2017 due to legislation increasing fuel tax revenues. In addition, $75 million in local school property taxes will enhance existing programs for school districts with a comparatively low property tax base per student.

Appropriations. The Legislature approved $16.6 billion in appropriations from all sources for all purposes in Fiscal Year 2016. Adjusting for account deposits, loan funds, certain enterprise funds, internal service funds, and capital projects appropriations, the State’s operating and capital budget–including appropriations to expendable funds and accounts–is $14.2 billion for Fiscal Year 2016. Of the total Fiscal Year 2016 amount, the Legislature appropriated $6.3 billion from the GF/EF, an increase of 8.8% over the revised Fiscal Year 2015 budget. Supplemental appropriations from the GF/EF decreased by $15 million for Fiscal Year 2015.

Structural Balance. At the close of the 2015 General Session and prior to the Governor taking action on bills, the State had a structural budget balance of a little under $1 million. Debt. The Legislature continued “pay–as–you–go” funding for most state buildings and roads during the 2015 General Session; however, it authorized $470 million in new general obligation bonds for prison relocation and $202 million in revenue bonds for state and higher education buildings.

State Employee Workforce And Public Retirement System

State Employee Workforce. The State is among the largest employers in the State employing 19,950 people (full–time equivalents) in Fiscal Year 2014. All full–time employees of the State are members of the Utah State Retirement System.

Public Retirement System; Pension Benefit Programs. The State participates in various systems and plans provided by the Utah State Retirement Systems (“URS”) comprised of the following pension trust funds:
(1)
the Public Employees Noncontributory Retirement System; the Public Employees Contributory Retirement System; and the Firefighters Retirement System, which are defined benefit multiple–employer, cost sharing, public employee retirement systems;

(2)	the Public Safety Retirement System, which is a defined benefit, mixed agent and cost–sharing, multiple–employer retirement system;
(3)	the Judges Retirement System and the Utah Governors and Legislators Retirement Plan, which are single employer service–employee retirement systems;
(4)
the Tier 2 Public Employees Contributory Retirement System and the Tier 2 Public Safety and Firefighters System (for full–time employees hired after June 30, 2011), which are defined benefit, multiple– employer, cost sharing, public employee retirement systems; and

(5)	five defined contribution plans comprised of the 401(k) Plan, 457 Plan, Roth and Traditional IRA Plans, and Health Reimbursement Arrangement.

URS is established and governed by the respective sections of Title 49 of the Utah Code. URS’ defined benefit plans are amended statutorily by the Legislature. The Utah State Retirement and Insurance Benefit Act in Title 49 provides for the administration of URS and its plans under the direction of a governing board, whose members are appointed by the Governor.

The purpose of URS and related plans is to provide benefits for all eligible State, local government and most public education employees whose employers have elected to participate.

URS Valuation. An actuarial valuation of URS is performed annually. Every three years in conjunction with the actuarial valuation the actuary performs an experience study; the next experience study will take place this 2017.

The actuarial value of assets is based on a five–year smoothed expected rate of return, wherein the excess or shortfall of investment income over or under the actuarial assumed investment return rate is recognized over a five–year period with 20% of a year’s excess or shortfall being recognized each year beginning with the current year. This is the value of assets used by the actuary in determining contribution rates for URS. Based upon the 2014 experience study performed by the actuarial firm Gabriel, Roeder, Smith & Company (“GRS”) and its related recommendations, URS’ Board adopted certain changes in its actuarial assumptions, including a reduction in the assumed investment return rate from 7.75% to 7.5%.

As of January 1, 2014, the date of the most recent actuarial valuation available, the funded ratios for URS’ funds range from 77.7% to 116.8%. The average funded ratio of URS was 81.7%. This was an increase of 4.6% from URS’ January 1, 2013, valuation average funded ratio of 77.1%. The funded ratio increase for all components of URS was the result of higher than expected investment returns over the previous five years. As of January 1, 2014, URS’ underfunded actuarial accrued liability was $5.3 billion. As of December 31, 2014 the estimated Net Pension Liability was $920 million.

Contributions and Funding Ratios. For Calendar Year 2013 the required contribution for all participating employers was approximately $942,431,000. The State and all other participating employers in URS’ have paid 100% of the Annual Required Contribution. Covered payroll totals $4.605 billion.

URS’ actuary GRS projected that contribution rates for the Noncontributory System, the largest program in URS, will increase to 23.10% by 2015 and remain at that level for a period of time. The Legislature hired the actuary firm Cheiron to verify the calculations of GRS as the Legislature contemplated changes to URS’ benefit structure. Cheiron substantially agreed with the findings of GRS. Preliminary contribution rates for Fiscal Year 2014 are in line with previous projections even with the change in assumptions.

Changes to URS. In order to help limit financial risk to the State and ensure the ability to meet retirement obligations for current employees, several changes were made to URS’ during the 2010 General Session. The New Public Employees’ Tier 2 Contributory Retirement Act allows any employee entering regular full–time employment before July 1, 2011, to participate in the existing retirement systems and plans under Tier 1. Employees beginning regular full–time employment after June 30, 2011, may participate only in Tier 2 systems or plans. The Tier 2 plan allows employees to elect between a defined contribution plan or a defined benefit plan. Under both scenarios, the State will contribute 10% of the employee’s salary toward his or her retirement. The Tier 2 plan also decreases the service credit multiplier and the amount of time an employee must serve to be eligible for retirement.

GASB 68. Due to the implementation of Governmental Auditing Standard Board Statement 68, beginning Fiscal Year 2015, the State is required to record a liability and expense equal to its proportionate share of the collective net pension liability and expense of URS. However, URS is an independent state agency, the State has no additional payment obligation for any fiscal year after paying the contributions required for such year, and the State does not expect the accounting change required by GASB 68 to have any material impact on the finances or operations of the State. In its December 31, 2013 CAFR, URS estimated that at December 31, 2013 the State’s unaudited proportionate share of the net pension liability was $941,654,543 (assuming a 7.5% discount rate) and that its proportionate share of plan pension expense was $142,640,286. The State has not determined at this time what its actual net pension liability will be for Fiscal Year 2015.

Other Postemployment Benefits

The State administers the State Employee Other Postemployment Benefit Plan (“State Employee OPEB Plan”) through the State Post–Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan (“Elected Official OPEB Plan”) is provided for governors and legislators, and is administered through the Elected Official Post–Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are closed to only employees and elected officials that meet certain eligibility criteria.

The State Legislature is contributing amounts to each trust fund that, at a minimum, is sufficient to fully fund the Annual Required Contribution (“ARC”), an actuarially determined rate in accordance with the parameters of GASB Statement 45. The ARC represents a level of funding that, if paid on an ongoing basis, is projected to cover normal cost each year and amortize any unfunded actuarial liabilities (or funding excess) over a period not to exceed 30 years.

The ARC from the December 31, 2012 actuarial valuations was used to establish the Fiscal Year 2014 annual budget for both plans. For the State Employee OPEB Plan, the State Legislature contributed $30.342 million based on the required ARC of $30.342 million. Prior overfunding of ARC contributions contributed to a net OPEB asset of $5.854 million at June 30, 2014. For the Elected Official OPEB Plan, the State Legislature contributed $2.03 million, $709,000 more than the required ARC of $1.321 million. The Elected Official OPEB Plan ended Fiscal Year 2014 with a net OPEB obligation of $4.331 million.

The State received actuarial valuations using data as of December 31, 2012. The valuations reflect the following funding progress: (i) for the State Employee OPEB Plan, the actuarial accrued liability for benefits, as of December 31, 2012, was $408.661 million, with an actuarial value of plan assets of $150.107 million, resulting in an unfunded actuarial accrued liability of $258.554 million and (ii) for the Elected Official OPEB Plan, the actuarial accrued liability for benefits, as of December 31, 2012, was $14.507 million, with an actuarial value of plan assets of $5.302 million, resulting in an unfunded actuarial accrued liability of $9.205 million. The funded ratio for the State Employee OPEB Plan and the Elected Official OPEB Plan is 36.73% and 36.55%, respectively. The appropriations for Fiscal Year 2014 were sufficient to fully fund the ARC for both Plans. The State is currently obtaining new actuarial valuations for both OPEB plans which are calculated biannually.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.